File No. 33-45961
File No. 811-06569

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 179	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 179	☒
IVY FUNDS
(a Delaware statutory trust)
(Exact Name as Specified in Charter)
6300 Lamar Avenue, Overland Park, Kansas	66202-4200
(Address of Principal Executive Office)	(Zip Code)
Registrant’s Telephone Number, including Area Code (913) 236-2000
Philip A. Shipp
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
□	immediately upon filing pursuant to paragraph (b)
☒	on January 31, 2021 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1)
□	75 days after filing pursuant to paragraph (a)(2)
□	on (date) pursuant to paragraph (a)(2) of Rule 485
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment
DECLARATION REQUIRED BY RULE 24f-2
The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2. Notice for the Registrant’s fiscal year ended September 30, 2020 was filed on December 14, 2020.

IVY FUNDS
January 31, 2021
Prospectus

Ticker
	Class A	Class E	Class I	Class N	Class R
INDEX FUNDS
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	IDAAX	IDAEX	IDAIX	IDANX	IDARX
Ivy ProShares Russell 2000 Dividend Growers Index Fund	IRUAX	IRUEX	IRUIX	IRUNX
Ivy ProShares Interest Rate Hedged High Yield Index Fund	IAIRX	IIREX	IIIRX		IIRRX
Ivy ProShares S&P 500 Bond Index Fund	IAPRX	IPREX	IPRIX		IPRRX
Ivy ProShares MSCI ACWI Index Fund	IMWAX	IMWEX	IMWIX
The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Fund Summaries — Index Funds
3	Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
9	Ivy ProShares Russell 2000 Dividend Growers Index Fund
15	Ivy ProShares Interest Rate Hedged High Yield Index Fund
23	Ivy ProShares S&P 500 Bond Index Fund
29	Ivy ProShares MSCI ACWI Index Fund
36	Additional Information about Principal Investment Strategies, Other Investments and Risks
43	Additional Investment Considerations
44	Defining Risks
58	The Management of the Funds
58	Investment Adviser
58	Investment Subadviser
58	Management Fees
59	Fund Management
60	Your Account
60	Choosing a Share Class
68	Ways to Set Up Your Account (for Class A Shares)
70	Ivy InvestEd Plan Account Registration
70	Pricing of Fund Shares
72	Buying Shares
74	Selling Shares
7 8	Exchange Privileges
82	Distributions and Taxes
87	Financial Highlights
A-1	Appendix A: Intermediary Sales Charge Discounts and Waivers
2        Prospectus

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Objective
To seek investment results, before fees and expenses, that track the performance of the S&P 500
®
Dividend Aristocrats
®
Index (Index).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 61 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page 73 of the Fund’s Statement of Additional Information (SAI) and in
Appendix A – Intermediary Sales Charge Discounts and Waivers
.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class E	Class I	Class N	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	1.00% 1	None	None	None
Maximum Account Fee	None	$ 20 2	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class E	Class I	Class N	Class R
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.50%
Other Expenses	0.24%	0.33%	0.29%	0.15%	0.34%
Total Annual Fund Operating Expenses	0.84%	0.93%	0.64%	0.50%	1.19%
Fee Waiver and/or Expense Reimbursement 3,4	0.10%	0.33%	0.14%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.74%	0.60%	0.50%	0.50%	1.19%
1	For Class A and Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A and Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.
2	With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.
3	Through
January 31, 2022
, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions and extraordinary expenses, if any) as follows: Class A shares at 0.74%; Class E shares at 0.60%; and Class I and Class N shares at 0.50%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).
4	Through January 31, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares do not exceed the total annual ordinary fund operating expenses of the Class I shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Index Funds	Prospectus 3

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 324	$502	$ 695	$1,252
Class E Shares	330	567	820	1,535
Class I Shares	51	191	343	785
Class N Shares	51	160	280	628
Class R Shares	121	378	654	1,443
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 324	$502	$ 695	$1,252
Class E Shares	330	567	820	1,535
Class I Shares	51	191	343	785
Class N Shares	51	160	280	628
Class R Shares	121	378	654	1,443
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund seeks to achieve its objective by investing all, or substantially all, of its assets in the types of securities that should track the performance of the Index, which is composed of common stock issued by U.S. public, dividend-paying companies.
The Index, which is constructed and maintained by S&P Dow Jones Indices LLC (Index Provider), is designed to measure the performance of large-capitalization companies within the S&P 500
®
Index that consistently increase dividends. Companies are eligible for inclusion in the Index if they: (i) are members of the S&P 500
®
Index, (ii) have increased dividend payments each year for at least 25 consecutive years, and (iii) meet certain market capitalization and liquidity requirements established by the Index Provider. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index weight. If there are fewer than 40 stocks with at least 25 consecutive years of dividend growth or if the sector caps are breached, the Index will include companies with shorter dividend growth histories. As of November 30, 2020, the Index included companies with capitalizations between approximately $6.88 billion and $345.48 billion, and the average capitalization of companies comprising the Index was approximately $70.65 billion. The Index is rebalanced each January, April, July and October, with an annual reconstitution during the January rebalance. The Index is published under the Bloomberg ticker symbol “SPDAUDT.”
The Fund invests in securities that ProShare Advisors LLC (ProShare Advisors), the Fund’s investment subadviser, believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Under normal circumstances, the Fund also will invest at least 80% of its net assets in dividend-paying stocks.
ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund.
The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index.
4 Prospectus	Index Funds

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2020, the Index was not concentrated in any industry group.
“ProShares” is a registered mark of ProShare Advisors and has been licensed by IICO solely for use in connection with the Fund.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Correlation Risk.
A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Factors that may adversely affect the Fund’s correlation with the Index include the impact of a limited trading market in the component Index bonds on the calculation of the Index, fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index in approximately the same proportion as the Index, at times, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, each of which may negatively affect the Fund’s correlation with the Index. The Fund also may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

■
Dividend-Paying Stock Risk.
Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

■
Early Close/Late Close/Trading Halt Risk.
An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

■
Holdings Risk.
The Index and, by extension, the Fund typically holds a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s net asset value (NAV) than it would if the Fund invested in a larger number of securities.

■
Index Performance Risk.
The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It also is possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The particular Index used by the Fund may underperform other asset classes and may underperform other similar indexes. Each of these factors could have a negative impact on the performance of the Fund.

■
Large Company Risk.
Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to

Index Funds	Prospectus 5

wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
■
Market Risk.
Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Mid-Size Company Risk.
Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

■
Portfolio Turnover Risk.
Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes.

■
Sector Risk.
At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s updated performance.
6 Prospectus	Index Funds

Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 17.47% (the second quarter of 2020) and thelowest quarterly return was -23.39% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	Life of Class
Class A (began on 4-20-2017)
Return Before Taxes	5.18%	11.19%
Return After Taxes on Distributions	3.58%	10.26%
Return After Taxes on Distributions and Sale of Fund Shares	4.06%	8.68%
Class E (began on 4-20-2017)
Return Before Taxes	5.32%	11.25%
Class I (began on 4-20-2017)
Return Before Taxes	8.15%	12.24%
Class N (began on 4-20-2017)
Return Before Taxes	8.17%	12.25%
Class R (began on 4-20-2017)
Return Before Taxes	7.30%	11.39%

Indexes	1 Year	Life of Class
S&P 500 Dividend Aristocrats Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 4-20-2017)	8.68%	12.87%
Morningstar Large Blend Category Average (net of fees and expenses) (Life of Class index comparison begins on 4-20-2017)	15.83%	13.84%
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by ProShare Advisors LLC (ProShare Advisors).
Portfolio Managers
Michael Neches, Senior Portfolio Manager of ProShare Advisors, has managed the Fund since its inception in April 2017, and Devin Sullivan, Portfolio Manager of ProShare Advisors, has managed the Fund since April 2018.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355)(Class A shares) or via the internet if
Index Funds	Prospectus 7

you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
)(Class A shares). If your shares are not held in a Direct Account (such as for Class N shares and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class E:
To Open an Account (Class A)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class R:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
8 Prospectus	Index Funds

Ivy ProShares Russell 2000 Dividend Growers Index Fund
Objective
To seek investment results, before fees and expenses, that track the performance of the Russell 2000
®
Dividend Growth Index (Index).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 61 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page 73 of the Fund’s Statement of Additional Information (SAI) and in
Appendix A – Intermediary Sales Charge Discounts and Waivers
.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class E	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	1.00% 1	None	None
Maximum Account Fee	None	$ 20 2	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class E	Class I	Class N
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.00%	0.00%
Other Expenses	0.43%	0.39%	0.44%	0.26%
Total Annual Fund Operating Expenses	1.08%	1.04%	0.84%	0.66%
Fee Waiver and/or Expense Reimbursement 3,4	0.20%	0.33%	0.19%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.88%	0.71%	0.65%	0.63%
1	For Class A and Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A and Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.
2	With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.
3	Through January 31, 2022, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions and extraordinary expenses, if any) as follows: Class A shares at 0.88%; Class E shares at 0.71%; and Class I and Class N shares at 0.65%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).
Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

4	Through January 31, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares do not exceed the total annual ordinary fund operating expenses of the Class I shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Index Funds	Prospectus 9

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$338	$ 566	$ 812	$ 1,517
Class E Shares	341	601	878	1,660
Class I Shares	66	249	447	1,020
Class N Shares	64	208	365	820
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$338	$ 566	$ 812	$ 1,517
Class E Shares	341	601	878	1,660
Class I Shares	66	249	447	1,020
Class N Shares	64	208	365	820
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.
Principal Investment Strategies
Ivy ProShares Russell 2000 Dividend Growers Index Fund seeks to achieve its objective by investing all, or substantially all, of its assets in the types of securities that should track the performance of the Index.
The Index, which is constructed and maintained by FTSE International Limited (Index Provider), is designed to represent the performance of small- and medium-capitalization companies within the Russell 2000
®
Index that consistently increase dividends. Companies are eligible for inclusion in the Index if they: (i) currently are members of the Russell 2000
®
Index, (ii) have increased dividend payments each year for at least 10 consecutive years, and (iii) meet certain market capitalization and liquidity requirements (Initial Index Requirements) established by the Index Provider. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index weight. The Index includes all companies meeting the Initial Index Requirements, unless, as described below, sector caps are breached. If there are fewer than 40 stocks with at least 10 consecutive years of dividend growth, the Index will include companies with shorter dividend growth histories. If the sector caps are breached, then companies in the applicable sector are removed beginning with companies with the lowest yield, and progressively moving to companies with higher yields, as necessary, until the Index complies with its rules. As of November 30, 2020, the Index included 74 companies with capitalizations between approximately $344 million and $7.67 billion, and the average capitalization of companies comprising the Index was approximately $2.15 billion. The Index is rebalanced each March, June, September and December, with an annual reconstitution during the June rebalance. The Index is published under the Bloomberg ticker symbol “R2DIVGRO.”
The Fund invests in securities that ProShare Advisors LLC (ProShare Advisors), the Fund’s investment subadviser, believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Under normal circumstances, the Fund also will invest at least 80% of its net assets in dividend-paying stocks.
ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund.
The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index.
10 Prospectus	Index Funds

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2020, the Index was concentrated in the financials industry group.
“ProShares” is a registered mark of ProShare Advisors and has been licensed by IICO solely for use in connection with the Fund.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Correlation Risk.
A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Factors that may adversely affect the Fund’s correlation with the Index include the impact of a limited trading market in the component Index bonds on the calculation of the Index, fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index in approximately the same proportion as the Index, at times, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, each of which may negatively affect the Fund’s correlation with the Index. The Fund also may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

■
Dividend-Paying Stock Risk.
Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

■
Early Close/Late Close/Trading Halt Risk.
An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

■
Financials Industry Risk.
The Fund is subject to risks faced by companies in the financials industry to the same extent as the Index is so concentrated. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

■
Holdings Risk.
The Index and, by extension, the Fund typically holds a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s net asset value (NAV) than it would if the Fund invested in a larger number of securities.

■
Index Performance Risk.
The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It also is possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The particular Index used by the Fund may underperform other asset classes and may underperform other similar indexes. Each of these factors could have a negative impact on the performance of the Fund.

■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to

Index Funds	Prospectus 11

wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
■
Market Risk.
Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Mid-Size Company Risk.
Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

■
Portfolio Turnover Risk.
Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes.

■
Sector Risk.
At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

■
Small Company Risk.
Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Return After Taxes on Distributions and Sale of Fund Shares
may be better than
Return  Before Taxes
due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
12 Prospectus	Index Funds

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 22.50% (the fourth quarter of 2020) and the lowest quarterly return was -24.65% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	Life of Class
Class A (began on 4-20-2017)
Return Before Taxes	-7.70%	2.65%
Return After Taxes on Distributions	-8.15%	2.12%
Return After Taxes on Distributions and Sale of Fund Shares	-4.32%	1.91%
Class E (began on 4-20-2017)
Return Before Taxes	-7.62%	2.78%
Class I (began on 4-20-2017)
Return Before Taxes	-5.20%	3.62%
Class N (began on 4-20-2017)
Return Before Taxes	-5.21%	3.62%

Indexes	1 Year	Life of Class
Russell 2000 Dividend Growth Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 4-20-2017)	-4.39%	4.41%
Morningstar Small Blend Category Average (net of fees and expenses) (Life of Class index comparison begins on 4-20-2017)	10.99%	8.52%
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by ProShare Advisors LLC (ProShare Advisors).
Portfolio Managers
Michael Neches, Senior Portfolio Manager of ProShare Advisors, has managed the Fund since its inception in April 2017, and Devin Sullivan, Portfolio Manager of ProShare Advisors, has managed the Fund since April 2018.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge.

For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355)(Class A shares) or via the internet if
Index Funds	Prospectus 13

you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
)(Class A shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class E:
To Open an Account (Class A)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I and Class N:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
14 Prospectus	Index Funds

Ivy ProShares Interest Rate Hedged High Yield Index Fund
Objective
To seek investment results, before fees and expenses, that track the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (Index).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 61 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page 73 of the Fund’s Statement of Additional Information (SAI) and in
Appendix A – Intermediary Sales Charge Discounts and Waivers
.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class E	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	1.00% 1	None	None
Maximum Account Fee	None	$ 20 2	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class E	Class I	Class R
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.00%	0.50%
Other Expenses	0.50%	0.55%	0.65%	0.72%
Total Annual Fund Operating Expenses	1.25%	1.30%	1.15%	1.72%
Fee Waiver and/or Expense Reimbursement 3	0.35%	0.49%	0.50%	0.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.81% 4	0.65%	1.40%
1	For Class A and Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A and Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.
2	With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.
3	Through January 31, 2022, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions and extraordinary expenses, if any) as follows: Class A shares at 0.90%; Class E shares at 0.81%; and Class I shares at 0.65%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).
Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

4	The
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
ratio shown above does not correlate to the expense ratio shown in the
Financial Highlights
table because it has been restated to reflect a change in the Fund's contractual class waiver.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$340	$603	$ 886	$ 1,693
Class E Shares	351	665	999	1,937
Class I Shares	66	316	585	1,353
Class R Shares	143	511	903	2,004
Index Funds	Prospectus 15

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$340	$603	$ 886	$ 1,693
Class E Shares	351	665	999	1,937
Class I Shares	66	316	585	1,353
Class R Shares	143	511	903	2,004
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
Ivy ProShares Interest Rate Hedged High Yield Index Fund seeks to achieve its objective by investing all, or substantially all, of its assets in investments (including debt securities and derivatives) that should track the performance of the Index or in financial instruments that provide similar exposure. The Index is comprised of (a) long positions in U.S. dollar-denominated high yield corporate bonds rated below “investment-grade” (High Yield Bonds) and (b) short positions in U.S. Treasury notes or bonds (Treasury Securities) of, in aggregate, approximate equivalent duration to the High Yield Bonds. The Index is published under the Bloomberg ticker symbol “CFIIHYHG.”
By taking short Treasury Securities positions, the Index seeks to mitigate the negative impact of rising Treasury interest rates (interest rates) on the performance of such High Yield Bonds (conversely, limiting the positive impact of falling interest rates). In entering these positions, the Index seeks to achieve an overall effective duration of zero. The short positions are not intended to mitigate other factors influencing the price of High Yield Bonds, such as credit risk, which may have a greater impact than rising or falling Treasury interest rates.
The Fund will invest in long High Yield Bond positions included in the Index, which are designed to represent the more liquid universe of high yield bonds offered within the United States. The issuers of High Yield Bonds, commonly referred to as “junk” bonds, have a greater risk of default — not paying interest or principal in a timely manner. Eligible bonds include High Yield Bonds issued by companies domiciled in the U.S. and Canada that: (i) have a fixed rate (including callable bonds); (ii) have a maximum rating of Ba1/BB+ and a minimum rating of Ca/C by both Moody’s Investors Service, Inc. (Moody’s) and S&P Global Ratings, a division of S&P Global Inc. (S&P); (iii) have a minimum of $1 billion of face amount outstanding; and (iv) have been issued within the past five years. All eligible issues must have at least one year remaining until maturity. No more than two issues from each issuer are allowed in the Index, and no more than 2% of the Index is allocated to any single issuer. The Index also may include Rule 144A securities (which generally are restricted securities that are available only to “qualified” investors pursuant to an exemption under the securities laws). The Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis.
In seeking to track the Index, the Fund also will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (ETFs)), interest rates or indexes. The Fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities, but also may do so to a limited extent to obtain High Yield Bond exposure. These derivatives principally include futures contracts and total return swaps. Futures contracts are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. Swap agreements are contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction that this Fund will be entering, one party agrees to pay the return earned or realized on particular predetermined investments or instruments in exchange for a predetermined floating rate. The gross return to be exchanged or “swapped” with the floating amount between the parties is calculated with respect to a “notional amount” (e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities). The Fund may invest in derivatives in an amount up to 100% of the Fund’s total assets. Cash held by the Fund typically will be in money market instruments.
Because the Index seeks to hedge against rising Treasury interest rates, the Index is designed to outperform a long-only portfolio of the same High Yield Bonds in a rising interest rate environment and underperform that portfolio in a falling or static interest rate environment. The Index may be more volatile than a long-only position in the same High Yield Bonds. Performance of the Index could be particularly poor in risk-averse, flight-to-quality environments when it is common for High Yield Bonds to decline in value and for interest rates to fall. In addition, the performance of the Index,
16 Prospectus	Index Funds

and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the High Yield Bonds. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates.
The Fund invests in a combination of securities and derivatives that ProShare Advisors LLC (ProShare Advisors), the Fund’s investment subadviser, believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Under normal circumstances, the Fund also will invest at least 80% of its net assets in High Yield Bonds.
ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund.
The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction, or the financial condition of a particular High Yield Bond issuer. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or securities not contained in the Index, or in financial instruments, which exposure is intended to have aggregate characteristics similar to those of the Index, including the general credit profile of the Index, and may invest in securities not contained in the Index.
In seeking to match the general credit profile of the Index, ProShare Advisors will rely solely on credit ratings provided by Moody’s and S&P. To the extent the Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund’s performance will be adversely affected.
The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2020, the Index was concentrated in the industrials industry group.
“ProShares” is a registered mark of ProShare Advisors and has been licensed by IICO solely for use in connection with the Fund.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Correlation Risk.
A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Factors that may adversely affect the Fund’s correlation with the Index include the impact of a limited trading market in the component Index bonds on the calculation of the Index, fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index in approximately the same proportion as the Index, at times, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, each of which may negatively affect the Fund’s correlation with the Index. The Fund also may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

■
Credit Risk.
An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect

Index Funds	Prospectus 17

the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
The hedging methodology of the Index does not seek to mitigate credit risk.

■
Derivatives Risk.
The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. When the Fund uses derivatives, it will provide margin or collateral bilaterally and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could change the Fund’s opportunities to pursue its investment strategies.

■
Early Close/Late Close/Trading Halt Risk.
An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

■
Extension Risk.
A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

■
Fixed-Income Market Risk.
The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Foreign Exposure Risk.
The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■
Hedging Risk.
The Index (and, therefore, the Fund) seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of high yield bonds by taking short positions in Treasury Securities. Such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating gains and losses in the high yield bond positions of the Fund arising from changing Treasury interest rates. Such short positions are not intended to mitigate credit risk or other factors influencing the price of high yield bonds, which may have a greater impact than rising or falling interest rates. Such other factors may impact high yield bond prices in an opposite way than interest rates making it difficult to directly observe the impact of changes in interest rates on high yield bonds.

There is no guarantee that the short positions will completely eliminate the interest rate risk of the long high yield bond positions. While the Fund seeks to achieve an effective duration of zero, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis,

18 Prospectus	Index Funds

interest rate risk can develop intra-month. Furthermore, while the Index is designed to hedge the interest rate exposure of the long high yield bond positions, it is possible that a degree of exposure may remain even at the time of rebalance. The Fund could lose money if either or both the Fund’s long and short positions produce negative returns.
When interest rates fall, an unhedged investment in the same high yield bonds will outperform the Fund. Performance of the Fund could be particularly poor if high yield bond credit deteriorates at the same time Treasury interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same high yield bonds due to the ongoing costs associated with short exposure to Treasury securities.
The Index also may contain a significant allocation to callable high yield bonds, which are subject to call/prepayment risk; callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury positions relative to the gains in the long high yield bond positions attributable to falling interest rates.
■
Income Risk.
The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

■
Index Performance Risk.
The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It also is possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The particular Index used by the Fund may underperform other asset classes and may underperform other similar indexes. Each of these factors could have a negative impact on the performance of the Fund.

■
Industrials Industry Risk.
The Fund is subject to risks related to the debt issued by companies in the industrial economic sector to the same extent as the Index is so concentrated, including effects on issuer credit from: supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

■
Interest Rate Risk.
A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.

■
Long/Short Risk.
The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

■
Low-Rated Securities Risk.
In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment in such securities.

The markets in which low-rated debt securities are traded are more limited and less liquid than the market for higher rated securities. Because the Fund may invest a substantial amount of its assets in low-rated debt securities, it may be difficult for the Fund to sell such securities in a timely manner and at their stated value or to meet large, unforeseen redemptions. If a substantial number of shares were redeemed at the same time (or at approximately the same time), the Fund could lose money if it is forced to sell those securities at inopportune times to fulfill those shareholder

Index Funds	Prospectus 19

redemption requests. In addition, selling securities to meet such redemptions could increase the Fund’s transaction costs or have tax consequences. The risk of loss may increase depending on the size and frequency of redemption requests and whether the redemption requests occur in times of overall market turmoil or declining prices.
■
Portfolio Turnover Risk.
Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes.

■
Reinvestment Risk.
A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■
Restricted Securities Risk.
Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the Securities Act of 1933, as amended (1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when ProShare Advisors believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of the Fund.

■
Sector Risk.
At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

■
Short Sale Exposure Risk.
The Fund may seek inverse or “short” exposure through financial instruments such as futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as futures contracts, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

■
Valuation Risk.
In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Return After Taxes on Distributions and Sale of Fund Shares
may be better than
Return  Before Taxes
due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
20 Prospectus	Index Funds

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 7.07% (the first quarter of 2019) and the lowest quarterly return was -14.02% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	Life of Class
Class A (began on 4-20-2017)
Return Before Taxes	-2.18%	2.30%
Return After Taxes on Distributions	-4.27%	0.05%
Return After Taxes on Distributions and Sale of Fund Shares	-1.37%	0.80%
Class E (began on 4-20-2017)
Return Before Taxes	-2.15%	2.31%
Class I (began on 4-20-2017)
Return Before Taxes	0.63%	3.29%
Class R (began on 4-20-2017)
Return Before Taxes	-0.18%	2.50%

Indexes	1 Year	Life of Class
FTSE High Yield (Treasury Rate-Hedged) Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 4-20-2017)	0.94%	4.20%
Morningstar High-Yield Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 4-20-2017)	4.91%	4.95%
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by ProShare Advisors LLC (ProShare Advisors).
Portfolio Managers
Benjamin McAbee, Portfolio Manager of ProShare Advisors, has managed the Fund since its inception in April 2017, and Alexander Ilyasov, Senior Portfolio Manager of ProShare Advisors, has managed the Fund since April 2019.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge.
Index Funds	Prospectus 21

For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355)(Class A shares) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
)(Class A shares). If your shares are not held in a Direct Account (such as for Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class E:
To Open an Account (Class A)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I and Class R:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
22 Prospectus	Index Funds

Ivy ProShares S&P 500 Bond Index Fund
Objective
To seek investment results, before fees and expenses, that track the performance of the S&P 500
®
/MarketAxess
®
Investment-Grade Corporate Bond Index (Index).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 61 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page 73 of the Fund’s Statement of Additional Information (SAI) and in
Appendix A – Intermediary Sales Charge Discounts and Waivers
.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class E	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	1.00% 1	None	None
Maximum Account Fee	None	$ 20 2	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class E	Class I	Class R
Management Fees	0.20%	0.20%	0.20%	0.20%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.00%	0.50%
Other Expenses	0.24%	0.27%	0.36%	0.44%
Total Annual Fund Operating Expenses	0.69%	0.72%	0.56%	1.14%
Fee Waiver and/or Expense Reimbursement 3	0.04%	0.13%	0.16%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65%	0.59%	0.40%	1.14%
1	For Class A and Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A and Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.
2	With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.
3	Through January 31, 2022, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions and extraordinary expenses, if any) as follows: Class A shares at 0.65%; Class E shares at 0.59%; and Class I shares at 0.40%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 315	$ 461	$ 621	$1,083
Class E Shares	329	522	728	1,310
Class I Shares	41	163	297	686
Class R Shares	116	362	628	1,386
Index Funds	Prospectus 23

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 315	$ 461	$ 621	$1,083
Class E Shares	329	522	728	1,310
Class I Shares	41	163	297	686
Class R Shares	116	362	628	1,386
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies
Ivy ProShares S&P 500 Bond Index Fund seeks to achieve its objective by investing all, or substantially all, of its assets in the types of securities that should track the performance of the Index.
The Index is a market value-weighted subset of the S&P 500 Investment-Grade Corporate Bond Index, which seeks to measure the performance of corporate debt issued in the U.S. by companies (and their subsidiaries) that are included in the S&P 500
®
Index, (which is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies representing a measure of large-cap U.S. stock market performance), subject to additional liquidity rules. The Index is published under the Bloomberg ticker symbol “SP5MAIGT”.
Bonds eligible for inclusion in the Index must meet certain liquidity and price criteria, including the following: (i) they must have a maturity of greater than or equal to one year from the Index’s monthly rebalancing date; (ii) they must have a maturity upon issuance of at least two and a half years; (iii) they must be denominated in U.S. dollars; and (iv) they must have a minimum par amount of $750 million. Private placements and other restricted securities (including Rule 144A securities), floating-rate securities, fixed-to-floating rate securities, puttable bonds, “pay-in-kind” bonds, Treasury bills, and securities issued or guaranteed by the U.S. Treasury under the Separate Trading of Registered Interest and Principal of Securities (STRIPS) program are excluded from the Index.
The Index may be composed of up to 1,000 constituents based on their liquidity, as measured by each bond’s trailing 60-day average trading volume. Eligible bonds must have a minimum credit rating of BBB-, Baa3 or BBB- (as rated by S&P Global Ratings, a division of S&P Global Inc., Moody’s Investors Service, Inc. and Fitch Investor Services, respectively).
The Fund invests in securities that ProShare Advisors LLC (ProShare Advisors), the Fund’s investment subadviser, believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Under normal circumstances, the Fund also will invest at least 80% of its net assets in bonds.
ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund.
The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends, direction or the financial condition of a particular bond issuer. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to the Index, and may invest in securities not contained in the Index.
The Fund will concentrate its investment in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2020, the Index was concentrated in the financials and industrials industry group.
“ProShares” is a registered mark of ProShare Advisors and has been licensed by IICO solely for use in connection with the Fund.
24 Prospectus	Index Funds

Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Correlation Risk.
A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Factors that may adversely affect the Fund’s correlation with the Index include the impact of a limited trading market in the component Index bonds on the calculation of the Index, fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, each of which may negatively affect the Fund’s correlation with the Index. The Fund also may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

■
Credit Risk.
An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. In using sampling techniques, the Fund may be overexposed to certain securities that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such securities.

■
Early Close/Late Close/Trading Halt Risk.
An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

■
Extension Risk.
A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

■
Financials Industry Risk.
The Fund is subject to risks faced by companies in the financials industry to the same extent as the Index is so concentrated. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

■
Fixed-Income Market Risk.
The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Foreign Exposure Risk.
The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Index Funds	Prospectus 25

■
Income Risk.
The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

■
Index Performance Risk.
The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It also is possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The particular Index used by the Fund may underperform other asset classes and may underperform other similar indexes. Each of these factors could have a negative impact on the performance of the Fund.

■
Industrials Industry Risk.
The Fund is subject to risks related to the debt issued by companies in the industrial economic sector to the same extent as the Index is so concentrated, including effects on issuer credit from: supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

■
Interest Rate Risk.
A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.

■
Portfolio Turnover Risk.
Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes.

■
Reinvestment Risk.
A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■
Sector Risk.
At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

■
Valuation Risk.
In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
26 Prospectus	Index Funds

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities.After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 7.56% (the second quarter of 2020) and the lowest quarterly return was -2.98% (the first quarter of 2018).
Average Annual Total Returns
as of December 31, 2020	1 Year	Life of Class
Class A (began on 4-20-2017)
Return Before Taxes	7.09%	5.26%
Return After Taxes on Distributions	5.38%	3.97%
Return After Taxes on Distributions and Sale of Fund Shares	4.61%	3.53%
Class E (began on 4-20-2017)
Return Before Taxes	7.25%	5.36%
Class I (began on 4-20-2017)
Return Before Taxes	10.21%	6.30%
Class R (began on 4-20-2017)
Return Before Taxes	9.39%	5.50%

Indexes	1 Year	Life of Class
S&P 500/MarketAxess Investment Grade Corporate Bond Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 4-20-2017)	10.50%	7.11%
Morningstar Corporate Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 4-20-2017)	9.24%	6.34%
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by ProShare Advisors LLC (ProShare Advisors).
Portfolio Managers
Benjamin McAbee, Portfolio Manager of ProShare Advisors, has managed the Fund since its inception in April 2017, and Alexander Ilyasov, Senior Portfolio Manager of ProShare Advisors, has managed the Fund since April 2019.
Index Funds	Prospectus 27

Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355)(Class A shares) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
)(Class A shares). If your shares are not held in a Direct Account (such as for Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class E:
To Open an Account (Class A)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I and Class R:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
28 Prospectus	Index Funds

Ivy ProShares MSCI ACWI Index Fund
Objective
To seek investment results, before fees and expenses, that track the performance of the MSCI All Country World Index (Index).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 61 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page 73 of the Fund’s Statement of Additional Information (SAI) and in
Appendix A – Intermediary Sales Charge Discounts and Waivers
.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class E	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	1.00% 1	None
Maximum Account Fee	None	$ 20 2	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class E	Class I
Management Fees	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.00%
Other Expenses	0.66%	0.65%	0.73%
Acquired Fund Fees and Expenses 3	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses 4	1.37%	1.36%	1.19%
Fee Waiver and/or Expense Reimbursement 5	0.47%	0.65%	0.53%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.71%	0.66%
1	For Class A and Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A and Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.
2	With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.
3	Acquired Fund Fees and Expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the exchange-traded fund (ETF) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the ETF for the ETF's most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund's NAV.
4	The
Total Annual Fund Operating Expenses
ratio shown above does not correlate to the expense ratio shown in the
Financial Highlights
table because that ratio does not include the Acquired Fund Fees and Expenses.
5	Through January 31, 2022, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions and extraordinary expenses, if any) as follows: Class A shares at 0.89%; Class E shares at 0.70%; and Class I shares at 0.65%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).
Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Index Funds	Prospectus 29

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$340	$628	$ 937	$ 1,815
Class E Shares	341	667	1,015	1,989
Class I Shares	67	325	603	1,396
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$340	$628	$ 937	$ 1,815
Class E Shares	341	667	1,015	1,989
Class I Shares	67	325	603	1,396
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
Ivy ProShares MSCI ACWI Index Fund seeks to achieve its objective by investing all, or substantially all, of its assets in a combination of securities and derivatives that should track the performance of the Index or in financial instruments that provide similar exposure.
The Index is a free float-adjusted market capitalization index designed to measure the combined performance of equity securities of large- and mid-capitalization companies located in developed and emerging market countries around the world. As of November 30, 2020, the Index consisted of approximately 3,000 securities of companies located in the following 50 countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, South Korea, Kuwait, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom and the United States. As of November 30, 2020, the securities in the Index were issued by companies with capitalizations between approximately $108.59 million and $2.06 trillion, and the average capitalization of companies comprising the Index was approximately $18.80 billion. The Index is reviewed quarterly each February, May, August and November, with rebalances occurring during the May and November reviews. The Index is published under the Bloomberg ticker symbol “MXWD.”
In seeking to track the Index, the Fund also may invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (ETFs)), interest rates or indexes. When utilized, the Fund will invest in derivatives as a substitute for investing directly in the equity securities comprising the Index.
The Fund invests in a combination of securities and derivatives that ProShare Advisors LLC (ProShare Advisors), the Fund’s investment subadviser, believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index, including in depositary receipts of foreign issuers).
ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund.
The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index.
The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2020, the Index was not concentrated in any industry group.
30 Prospectus	Index Funds

“ProShares” is a registered mark of ProShare Advisors and has been licensed by IICO solely for use in connection with the Fund.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Correlation Risk.
A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Factors that may adversely affect the Fund’s correlation with the Index include the impact of a limited trading market in the component Index bonds on the calculation of the Index, fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, each of which may negatively affect the Fund’s correlation with the Index. The Fund also may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

■
Depositary Receipts Risk.
Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted.

■
Derivatives Risk.
The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s net asset value (NAV). Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. When the Fund uses derivatives, it will provide margin or collateral bilaterally and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could change the Fund’s opportunities to pursue its investment strategies.

■
Early Close/Late Close/Trading Halt Risk.
An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

■
Emerging Market Risk.
Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

■
Foreign Currency Risk.
Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.

Index Funds	Prospectus 31

■
Foreign Exposure Risk.
The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■
Foreign Securities Risk.
Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
■
Index Performance Risk.
The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It also is possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The particular Index used by the Fund may underperform other asset classes and may underperform other similar indexes. Each of these factors could have a negative impact on the performance of the Fund.

■
Large Company Risk.
Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.

■
Market Risk.
Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Mid-Size Company Risk.
Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

32 Prospectus	Index Funds

■
Portfolio Turnover Risk.
Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes.

■
Sector Risk.
At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

■
Small Company Risk.
Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

■
Valuation Risk.
In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 19.44% (the second quarter of 2020) and the lowest quarterly return was -21.29% (the first quarter of 2020).
Index Funds	Prospectus 33

Average Annual Total Returns
as of December 31, 2020	1 Year	Life of Class
Class A (began on 4-20-2017)
Return Before Taxes	13.19%	11.35%
Return After Taxes on Distributions	11.94%	10.68%
Return After Taxes on Distributions and Sale of Fund Shares	8.60%	8.78%
Class E (began on 4-20-2017)
Return Before Taxes	13.41%	11.53%
Class I (began on 4-20-2017)
Return Before Taxes	16.43%	12.40%

Indexes	1 Year	Life of Class
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 4-20-2017)	16.26%	12.57%
Morningstar World Large Stock Category Average (net of fees and expenses) (Life of Class index comparison begins on 4-20-2017)	17.67%	12.71%
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by ProShare Advisors LLC (ProShare Advisors).
Portfolio Managers
Scott Hanson, Portfolio Manager of ProShare Advisors, has managed the Fund since its inception in April 2017, and Alexander Ilyasov, Senior Portfolio Manager of ProShare Advisors, has managed the Fund from April 2017 until February 2019, and since August 2020.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355)(Class A shares) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
)(Class A shares). If your shares are not held in a Direct Account, please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class E:
To Open an Account (Class A)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
34 Prospectus	Index Funds

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
Index Funds	Prospectus 35

Additional Information about Principal Investment Strategies, Other Investments and Risks
Each Fund offered in this Prospectus is a “matching” fund, sometimes referred to as an “index” fund. Unlike an “actively-managed” fund that utilizes active management investment strategies to meet its investment objective, a matching fund employs a passive approach to investing that is designed to track the performance, before fees and expenses, of an underlying index. Each Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its underlying index or in financial instruments that provide similar exposure.
The Funds employ various investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of each Fund’s index. The investment techniques utilized to simulate the movement of each applicable index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the index. For example, a Fund may invest in or gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to those of the index. Under certain circumstances, a Fund may invest in or obtain exposure to components not included in the index or overweight or underweight certain components of the index with the intent of obtaining exposure with aggregate characteristics similar to the index, including, as applicable, the general credit profile of the index. ProShare Advisors does not invest the assets of a Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of a Fund.
Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its respective index without regard to market conditions, trends, direction, or the financial condition of a particular issuer. In addition, for Ivy ProShares Interest Rate Hedged High Yield Index Fund, ProShare Advisors will rely solely on credit ratings provided by Moody’s Investors Service, Inc. and S&P Global Ratings to seek to match the general credit profile of its index. To the extent such Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund’s performance will be adversely affected.
Because the Funds use an “indexing” approach to try to achieve their respective investment objective, the Funds do not take temporary defensive positions during periods of adverse market, economic or other conditions.
Additional information about each Fund is set forth below.
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund:
The Fund seeks to achieve its objective of tracking the performance of the S&P 500
®
Dividend Aristocrats
®
Index (for purposes of this section, the Index) by investing all, or substantially all, of its assets in the types of securities that should track the performance of the Index, which is composed of common stock issued by U.S. public, dividend-paying companies.
The Index, which is constructed and maintained by S&P Dow Jones Indices LLC, is designed to measure the performance of large-capitalization companies within the S&P 500
®
Index that consistently increase dividends. Companies are eligible for inclusion in the Index if they: (i) are members of the S&P 500
®
Index, (ii) have increased dividend payments each year for at least 25 consecutive years, (iii) have a float-adjusted market capitalization of at least $3 billion as of the reference date (described below); and (iv) have an average daily value traded of at least $5 million for the three months prior to the rebalancing date. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index weight. If there are fewer than 40 stocks with at least 25 consecutive years of dividend growth or if the sector caps are breached, the Index will include companies with shorter dividend growth histories. As of November 30, 2020, the Index included companies with capitalizations between approximately $6.88 billion and $345.48 billion, and the average capitalization of companies comprising the Index was approximately $70.65 billion. The Index is rebalanced each January, April, July and October, with an annual reconstitution during the January rebalance. The Index is published under the Bloomberg ticker symbol “SPDAUDT.”
The Fund invests in securities that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (
i.e.
, component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Under normal circumstances, the Fund also will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying stocks.
36        Prospectus

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund.
The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index.
The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2020, the Index was not concentrated in any industry group.
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
In seeking to track the Index, the Fund may invest up to 20% of its assets in other securities, including derivatives (such as futures contracts and swap agreements), U.S. Treasury Bills and repurchase agreements. In addition, the Fund may invest in the securities of other investment companies, including exchange-traded funds (ETFs), to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended (1940 Act) or any exemptive order issued by the SEC.
Principal Risks.
An investment in Ivy ProShares S&P 500 Dividend Aristocrats Index Fund is subject to various risks, including the following:
■	Company Risk
■	Correlation Risk
■	Dividend-Paying Stock Risk
■	Early Close/Late Close/Trading Halt Risk
■	Holdings Risk
■	Index Performance Risk
■	Large Company Risk
■	Liquidity Risk
■	Market Risk
■	Mid Size Company Risk
■	Portfolio Turnover Risk
■	Sector Risk

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy ProShares S&P 500 Dividend Aristocrats Index Fund may be subject to other, non-principal risks, including the following:
■	Derivatives Risk
■	Foreign Exposure Risk
■	Investment Company Securities Risk
■	Repurchase Agreements Risk
■	Securities Lending Risk
■	Tax Risk
■	U.S. Government Securities Risk
■	Valuation Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy ProShares Russell 2000 Dividend Growers Index Fund:
The Fund seeks to achieve its objective of tracking the performance of the Russell 2000
®
Dividend Growth Index (for purpose of this section, the Index) by investing all, or substantially all, of its assets in the types of securities that should track the performance of the Index.
The Index, which is constructed and maintained by FTSE International Limited (Index Provider), is designed to represent the performance of small- and medium-capitalization companies within the Russell 2000
®
Index that consistently increase dividends. The Russell 2000
®
Index is a broad-based small-cap stock market index that measures the performance of the smallest 2,000 stocks in the Russell 3000
®
Index.
The Index includes Russell 2000
®
Index constituents that (i) have increased dividend payments each year for at least 10 consecutive years, and (ii) are not in the bottom 20% of Russell 2000
®
Index liquidity based on 20-day average daily dollar trading volume. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index weight. If there are fewer than 40 stocks with at least 10 consecutive years of dividend growth, the Index will include companies with shorter dividend growth histories, beginning with nine consecutive years and adding companies with progressively fewer years until the Index complies with its rules. Companies with the same dividend growth history (
i.e.
, the same number of consecutive years of dividend growth) are selected in order of dividend yield, beginning with companies having the highest dividend yield and progressing to those with lower dividend yields, as necessary. If the sector caps are breached, then companies in the applicable sector are removed beginning with companies with the lowest yield, and progressively moving to companies with higher yields, as necessary, until the Index complies with its rules. If the sector caps are breached and there are companies with fewer
Prospectus        37

than 10 consecutive years of dividend growth in the relevant sector(s) those companies would be removed first, beginning with those companies having the lowest yield and progressively moving to those companies with higher yields. As of November 30, 2020, the Index included 74 companies with capitalizations between approximately $344 million and $7.67 billion, and the average capitalization of companies comprising the Index was approximately $2.15 billion. The Index is rebalanced each March, June, September and December, with an annual reconstitution during the June rebalance. The Index is published under the Bloomberg ticker symbol “R2DIVGRO.”
The Fund invests in securities that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (
i.e.
, component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Under normal circumstances, the Fund also will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying stocks.
ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’s view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund.
The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index.
The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2020, the Index was concentrated in the financials industry group.
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
In seeking to track the Index, the Fund may invest up to 20% of its assets in other securities, including derivatives (such as futures contracts and swap agreements), U.S. Treasury Bills and repurchase agreements. In addition, the Fund may invest in the securities of other investment companies, including exchange-traded funds (ETFs), to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC.
Principal Risks.
An investment in Ivy ProShares Russell 2000 Dividend Growers Index Fund is subject to various risks, including the following:
■	Company Risk
■	Correlation Risk
■	Dividend-Paying Stock Risk
■	Early Close/Late Close/Trading Halt Risk
■	Financials Industry Risk
■	Holdings Risk
■	Index Performance Risk
■	Liquidity Risk
■	Market Risk
■	Mid Size Company Risk
■	Portfolio Turnover Risk
■	Sector Risk
■	Small Company Risk

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy ProShares Russell 2000 Dividend Growers Index Fund may be subject to other, non-principal risks, including the following:
■	Derivatives Risk
■	Foreign Exposure Risk
■	Investment Company Securities Risk
■	Repurchase Agreements Risk
■	Securities Lending Risk
■	Tax Risk
■	U.S. Government Securities Risk
■	Valuation Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy ProShares Interest Rate Hedged High Yield Index Fund:
The Fund seeks to achieve its objective of tracking the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (for purposes of this section, the Index) by investing all, or substantially all, of its assets in investments (including debt securities and derivatives) that should track
38        Prospectus

the performance of the Index or in financial instruments that provide similar exposure. The Index is comprised of (a) long positions in U.S. dollar-denominated high yield corporate bonds rated below “investment-grade” (High Yield Bonds) and (b) short positions in U.S. Treasury notes or bonds (Treasury Securities) of, in aggregate, approximate equivalent duration to the High Yield Bonds.
By taking short Treasury Securities positions, the Index seeks to mitigate the negative impact of rising Treasury interest rates (interest rates) on the performance of such High Yield Bonds (conversely, limiting the positive impact of falling interest rates). In entering these positions, the Index seeks to achieve an overall effective duration of zero. The short positions are not intended to mitigate other factors influencing the price of High Yield Bonds, such as credit risk, which may have a greater impact than rising or falling Treasury interest rates. The Index is published under the Bloomberg ticker symbol “CFIIHYHG.”
The Fund will invest in long High Yield Bond positions included in the Index, which are designed to represent the more liquid universe of high yield bonds offered within the United States. The issuers of High Yield Bonds, commonly referred to as “junk” bonds, have a greater risk of default — not paying interest or principal in a timely manner. Eligible bonds include High Yield Bonds issued by companies domiciled in the U.S. and Canada that: (i) have a fixed rate (including callable bonds); (ii) have a maximum rating of Ba1/BB+ and a minimum rating of Ca/C by both Moody’s and S&P; (iii) have a minimum of $1 billion of face amount outstanding; and (iv) have been issued within the past five years. All eligible issues must have at least one year remaining until maturity. No more than two issues from each issuer are allowed in the Index, and no more than 2% of the Index is allocated to any single issuer. The Index also may include Rule 144A securities. The Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis. As of November 30, 2020, the High Yield Bonds included in the Index had an effective duration of approximately 3.12 years.
In seeking to track the Index, the Fund also will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including ETFs)), interest rates or indexes. The Fund primarily invests in derivatives as a substitute for obtaining short exposure to Treasury Securities, but also may do so to a limited extent to obtain High Yield Bond exposure. These derivatives principally include futures contracts and total return swaps. Futures contracts are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. Swap agreements are contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction that this Fund will be entering, one party agrees to pay the return earned or realized on particular predetermined investments or instruments in exchange for a predetermined floating rate. The gross return to be exchanged or “swapped” with the floating amount between the parties is calculated with respect to a “notional amount” (
e.g.
, the return on or change in value of a particular dollar amount invested in a “basket” of securities). The Fund may invest in derivatives in an amount up to 100% of the Fund's total assets. Cash held by the Fund typically will be in money market instruments.
Because the Index seeks to hedge against rising Treasury interest rates, the Index is designed to outperform a long-only portfolio of the same High Yield Bonds in a rising interest rate environment and underperform that portfolio in a falling or static interest rate environment. The Index may be more volatile than a long-only position in the same High Yield Bonds. Performance of the Index could be particularly poor in risk-averse, flight-to-quality environments when it is common for High Yield Bonds to decline in value and for interest rates to fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the High Yield Bonds. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates.
The Fund invests in a combination of securities and derivatives that ProShare Advisors believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (
i.e.
, component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Under normal circumstances, the Fund also will invest at least 80% of its net assets (plus any borrowings for investment purposes) in High Yield Bonds.
ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund.
The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction, or the financial condition of a particular High Yield Bond issuer. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the investments that make up the Index or in financial instruments that provide similar
Prospectus        39

exposure. At times, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index, or securities not contained in the Index, or in financial instruments, which exposure is intended to have aggregate characteristics similar to those of the Index, including the general credit profile of the Index, and may invest in securities not contained in the Index.
In seeking to match the general credit profile of the Index, ProShare Advisors will rely solely on credit ratings provided by Moody’s and S&P. To the extent the Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund's performance will be adversely affected.
The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2020, the Index was concentrated in the industrials industry group.
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
In seeking to track the Index, the Fund may invest a portion of its assets in other securities, including repurchase agreements and the securities of other investment companies, including ETFs, to the extent that such investment in other investment companies would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC.
Principal Risks.
An investment in Ivy ProShares Interest Rate Hedged High Yield Index Fund is subject to various risks, including the following:
■	Company Risk
■	Correlation Risk
■	Credit Risk
■	Derivatives Risk
■	Early Close/Late Close/Trading Halt Risk
■	Extension Risk
■	Fixed-Income Markets Risk
■	Foreign Exposure Risk
■	Hedging Risk
■	Income Risk
■	Index Performance Risk
■	Industrials Industry Risk
■	Interest Rate Risk
■	Liquidity Risk
■	Long/Short Risk
■	Low-Rated Securities Risk
■	Portfolio Turnover Risk
■	Reinvestment Risk
■	Restricted Securities Risk
■	Sector Risk
■	Short Sale Exposure Risk
■	Valuation Risk

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy ProShares Interest Rate Hedged High Yield Index Fund may be subject to other, non-principal risks, including the following:
■	Investment Company Securities Risk
■	Regional Focus Risk
■	Repurchase Agreements Risk
■	Securities Lending Risk
■	Tax Risk
■	U.S. Government Securities Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy ProShares S& P 500 Bond Index Fund:
The Fund seeks to achieve its objective of tracking the performance of the S&P 500
®
/MarketAxess
®
Investment-Grade Corporate Bond Index (for purpose of this section, the Index) by investing all, or substantially all, of its assets in the types of securities that should track the performance of the Index.
The Index is a market value-weighted subset of the S&P 500 Investment-Grade Corporate Bond Index, which seeks to measure the performance of corporate debt issued in the U.S. by companies (and their subsidiaries) that are included in the S&P 500
®
Index, (which is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies representing a measure of large-cap U.S. stock market performance), subject to additional liquidity rules. The Index is published under the Bloomberg ticker symbol “SP5MAIGT.”
Bonds eligible for inclusion in the Index must meet certain liquidity and price criteria, including the following: (i) they must have a maturity of greater than or equal to one year from the Index’s monthly rebalancing date; (ii) they must have a maturity upon issuance of at least two and a half years; (iii) they must be denominated in U.S. dollars; and (iv) they must have a minimum par amount of $750 million. Private placements and other restricted securities (including Rule 144A Securities, floating-rate securities, fixed-to-floating rate securities, puttable bonds, “pay-in-kind” bonds, Treasury bills, and securities issued or guaranteed by the Treasury under the STRIPS program are excluded from the Index.
40        Prospectus

The Index may be composed of up to 1,000 constituents based on their liquidity, as measured by each bond’s trailing 60-day average trading volume. Eligible bonds must have a minimum credit rating of BBB-, Baa3 or BBB- (as rated by S&P, Moody’s and Fitch Investor Services, respectively). The Index is rebalanced on a monthly basis. As of November 30, 2020, the constituent bonds included in the Index had an effective duration of approximately 9.57 years.
The Fund invests in securities that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (
i.e.
, component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Under normal circumstances, the Fund also will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds.
ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund.
The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends, direction or the financial condition of a particular bond issuer. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index.
The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2020, the Index was concentrated in the financials and industrials industry group.
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
In seeking to track the Index, the Fund may invest up to 20% of its assets in other securities, including derivatives (such as futures contracts and swap agreements), U.S. Treasury Bills and repurchase agreements. In addition, the Fund may invest in the securities of other investment companies, including ETFs, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC.
Principal Risks.
An investment in Ivy ProShares S&P 500 Bond Index Fund is subject to various risks, including the following:
■	Company Risk
■	Correlation Risk
■	Credit Risk
■	Early Close/Late Close/Trading Halt Risk
■	Extension Risk
■	Financials Industry Risk
■	Fixed-Income Markets Risk
■	Foreign Exposure Risk
■	Income Risk
■	Index Performance Risk
■	Industrials Industry Risk
■	Interest Rate Risk
■	Liquidity Risk
■	Portfolio Turnover Risk
■	Reinvestment Risk
■	Sector Risk
■	Valuation Risk

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy ProShares S&P 500 Bond Index Fund may be subject to other, non-principal risks, including the following:
■	Derivatives Risk
■	Investment Company Securities Risk
■	Low-Rated Securities Risk
■	Regional Focus Risk
■	Repurchase Agreements Risk
■	Securities Lending Risk
■	Tax Risk
■	U.S. Government Securities Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy ProShares MSCI ACWI Index Fund:
The Fund seeks to achieve its objective of tracking the performance of the MSCI All Country World Index (for purposes of this section, the Index) by investing all, or substantially all, of its assets in a combination of securities and derivatives that should track the performance of the Index or in financial instruments that provide similar exposure.
Prospectus        41

The Index is a free float-adjusted market capitalization index designed to measure the combined performance of equity securities of large- and mid-capitalization companies located in developed and emerging markets countries around the world. As of November 30, 2020, the Index consisted of approximately 3,000 securities of companies located in 50 countries (23 of which have developed market economies and 27 of which have emerging market economies). The developed market countries are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market countries are: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. As of November 30, 2020, the securities in the Index were issued by companies with capitalizations between approximately $108.59 million and $2.06 trillion, and the average capitalization of companies comprising the Index was approximately $18.80 billion. The Index is reviewed quarterly each February, May, August and November, with rebalances occurring during the May and November reviews. The Index is published under the Bloomberg ticker symbol “MXWD.”
In seeking to track the Index, the Fund also may invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (ETFs)), interest rates or indexes. When utilized, the Fund will invest in derivatives as a substitute for investing directly in the equity securities comprising the Index. These derivatives principally include swap agreements, which are contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction that this Fund may enter, one party agrees to pay the return earned or realized on particular predetermined investments or instruments in exchange for a predetermined floating rate. The gross return to be exchanged or “swapped” with the floating amount between the parties is calculated with respect to a “notional amount” (
e.g.
, the return on or change in value of a particular dollar amount invested in a “basket” of securities).
The Fund invests in a combination of securities and derivatives that ProShare Advisors believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (
i.e.
, component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index, including in depositary receipts of foreign issuers).
ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund.
The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index.
The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2020, the Index was not concentrated in any industry group.
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
In seeking to track the Index, the Fund may invest up to 20% of its assets in other securities, including derivatives (such as futures contracts), U.S. Treasury Bills and repurchase agreements. In addition, the Fund may invest in the securities of other investment companies, including ETFs, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC.
Principal Risks.
An investment in Ivy ProShares MSCI ACWI Index Fund is subject to various risks, including the following:
■	Company Risk
■	Correlation Risk
■	Depositary Receipts Risk
■	Derivatives Risk
■	Early Close/Late Close/Trading Halt Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk

42        Prospectus

■	Index Performance Risk
■	Large Company Risk
■	Liquidity Risk
■	Market Risk
■	Mid Size Company Risk
■	Portfolio Turnover Risk
■	Sector Risk
■	Small Company Risk
■	Valuation Risk
Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy ProShares MSCI ACWI Index Fund may be subject to other, non-principal risks, including the following:
■	Investment Company Securities Risk
■	Repurchase Agreements Risk
■	Securities Lending Risk
■	Tax Risk
■	U.S. Government Securities Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Additional Investment Considerations
The objective(s) and investment policies of each Fund may be changed by the Board of Trustees (Board) without a vote of the Fund’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI. Shareholders, however, will be given prior written notice, typically at least 60 days in advance, of any material change in a Fund’s objective(s).
Because the Funds own different types of investments, their performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. As with any mutual fund, you could lose money on your investment. There is no guarantee that a Fund will achieve its objective(s).
Each Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Fund may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant and thus affect the performance of a Fund.
Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to that Fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.
The Funds and their service providers may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause a Fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Funds, IICO, a Fund's subadviser, or a Fund's custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds and their shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the ability of a Fund to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds or their service providers to regulatory fines or financial losses and/or cause reputational damage. The Funds also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers, and may cause the Funds' investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.
Prospectus        43

You will find more information in the SAI about each Fund's permitted investments, policies and strategies, as well as the restrictions that apply to them.
A description of the Funds' policies and procedures with respect to the disclosure of their securities holdings is available in the SAI.
Portfolio holdings of the Funds may be found at
www.ivyinvestments.com.
Alternatively, a complete schedule of portfolio holdings for the Funds for the first and third quarters of each fiscal year is filed with the SEC as an exhibit to the Trust’s (as defined herein) Form N-PORT. These holdings may be viewed on the SEC’s website at
http://www.sec.gov.
A complete schedule of portfolio holdings also is included in the Funds' Annual and Semiannual Reports to shareholders.
Exclusion of IICO from Commodity Pool Operator Definition
With respect to the Funds, IICO has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Funds, IICO is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC and the National Futures Association (NFA).
The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps. See
Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks — Derivatives Risk
for more information on those limits. Because IICO intends to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. Due to being out of scope of what is prescribed by law, the CFTC has neither reviewed nor approved the Trust’s reliance on these exclusions, or the Funds’ investment strategies or this Prospectus.
Defining Risks
Company Risk
— A company may be more volatile or perform worse than the overall market. This may be a result of specific factors such as adverse changes to its business due to the failure of specific products or management strategies, or it may be due to adverse changes in investor perceptions about the company.
Correlation Risk
— There is no guarantee that a Fund will achieve a high degree of correlation with its index. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the percentage change of the Fund’s index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the index. A number of other factors also may adversely affect a Fund’s correlation with its index, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While each Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index, at times a Fund may not have investment exposure to all securities in its index, or its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the Fund's index or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, each of which may negatively affect the Fund's correlation with its index. A Fund also may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund. Any of these factors could decrease correlation between the performance of a Fund and the index and may hinder a Fund’s ability to meet its investment objective.
Credit Risk
— An issuer of a fixed-income obligation (including a mortgage-backed security) or a real estate investment trust (REIT) may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
44        Prospectus

In the wake of the financial crisis, some credit rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.
Depositary Receipts Risk
— Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security.
Derivatives Risk
— A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the CEA, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.
The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.
When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.
Prospectus        45

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.
Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.
Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.
There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.
The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that ProShare Advisors reasonably believes are capable of performing under the contract. ProShare Advisors manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.
The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.
Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.
Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.
In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide
hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any
46        Prospectus

such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless ProShare Advisors has registered as a CPO. ProShare Advisors, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, IICO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CFTC and NFA rules.
Complying with those
de minimis
trading limitations may restrict ProShare Advisors' ability to use derivatives as part of a Fund's investment strategies. Although ProShare Advisors believes that it will be able to execute a Fund's investment strategies within the de minimis
trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis
trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.
Dividend-Paying Stock Risk
— Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.
Early Close/Late Close/Trading Halt Risk
— An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Emerging Market Risk
— Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.
Extension Risk
— A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities and may magnify the effect of the rate increase on the price of such securities. Duration measures the expected price sensitivity of a fixed-income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.
Financials Industry Risk
— A Fund is subject to risks faced by companies in the financials industry to the same extent as its Index is so concentrated. Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.
Prospectus        47

Fixed-Income Market Risk
— The prices of a Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Foreign Currency Risk
— Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-U.S. currency movement.
Foreign Exposure Risk
— The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
Foreign Securities Risk
— Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the U.S. markets.
Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
48        Prospectus

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.
Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:
Asia Pacific Investments
— The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the U.S. and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.
Central and South American Investments
— High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.
European Investments
— The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.
The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.
The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.
Prospectus        49

North American Investments
— A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S. may have implications for trade among the U.S., Mexico and Canada, any of which may result in additional volatility in the region. In particular, the U.S. recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.
Hedging Risk
— A Fund may seek to mitigate the potential negative impact of rising Treasury interest rates on the performance of high yield bonds by investing in short positions in U.S. Treasury Securities. Such investments are not intended to mitigate credit risk or other factors influencing the price of high yield bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long high yield bond positions. While a Fund may seek to achieve an effective duration of zero through such hedging strategies, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. A Fund could lose money if either or both the Fund's long and short positions produce negative returns.
When interest rates fall, an unhedged investment in the same high yield bonds will outperform a Fund. Performance of a Fund could be particularly poor if high yield bond credit deteriorates at the same time Treasury interest rates fall. Furthermore, when interest rates remain unchanged, an investment in such Fund will underperform a long-only investment in the same high yield bonds due to the ongoing costs associated with short exposure to Treasury Securities.
An index also may contain a significant allocation to callable high yield bonds, which are subject to call/prepayment risk; callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury positions relative to the gains in the long high yield bond positions attributable to falling interest rates.
Holdings Risk
— If an index, and by extension a Fund, typically holds a small number of stocks, or if a Fund invests a significant portion of its total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund invested a greater portion of its total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund’s volatility.
Income Risk
— The risk that a Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that a Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by a Fund to shareholders may be less.
Index Performance Risk
— Each Fund is linked to an index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create an index will result in a Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying an index or the daily calculation of the index will be free from error. It also is possible that the value of an index may be subject to intentional manipulation by third-party market participants. The particular index used by a Fund may underperform other asset classes and may underperform other similar indexes. Each of these factors could have a negative impact on the performance of a Fund.
Industrials Industry Risk
— A Fund is subject to risks related to the debt issued by companies in the industrial economic sector to the same extent as the index is so concentrated, including effects on issuer credit from: supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.
Interest Rate Risk
— The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations
50        Prospectus

generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.
Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.
Investment Company Securities Risk
— The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.
Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.
ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Fund).
Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (
e.g.
, if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer
Prospectus        51

periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.
Large Company Risk
— Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
Liquidity Risk
— Liquidity generally is related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, a Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when a Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. In addition, with regard to fixed-income securities, market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the returns of a Fund if it invests in such securities.
Long/Short Risk
—A Fund may seek long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on a Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.
Low-Rated Securities Risk
— In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.
In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security.
Market Risk
— Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.
52        Prospectus

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
In the years since the financial crisis that started in 2008, the U.S. and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the U.S. government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets.
The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Mid-Size Company Risk
— Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.
Portfolio Turnover Risk
— Frequent buying and selling of investments involve higher costs to a Fund and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in a Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target, and the need to sell a security to meet redemption activity.
Regional Focus Risk
— Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent a Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and a Fund's performance may be more volatile than the performance of a more geographically diversified fund.
Reinvestment Risk
— Income from a Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.
Repurchase Agreements Risk
— Repurchase agreements are agreements in which the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed-upon price and time. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause a Fund's income to decline and may impact the Fund's performance.
Prospectus        53

Restricted Securities Risk
— Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the Securities Act of 1933, as amended (1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent a Fund finds it difficult to sell these securities when ProShare Advisors believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Fund.
Sector Risk
— At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Securities Lending Risk
— Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.
Short Sale Exposure Risk
— A Fund may seek inverse or “short” exposure through financial instruments such as futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund's return, result in a loss, have the effect of limiting the Fund's ability to obtain short exposure through financial instruments such as futures contracts, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund's short positions will negatively impact the Fund.
Small Company Risk
— Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.
Tax Risk
— To qualify for the special tax treatment accorded a regulated investment company (RIC) and its shareholders, each Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. Each Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. Each Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. Federal income tax on all its income at the fund level. The resulting taxes could substantially reduce a Fund's net assets and the amount of income available for distribution. In addition, to requalify for taxation as a RIC, such Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
U.S. Government Securities Risk
— Certain U.S. government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other securities that are issued or guaranteed by federal agencies or authorities or by U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the U.S. government.
54        Prospectus

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.
Valuation Risk
— In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that such Fund would incur a loss because a portfolio security is sold at a discount to its established value.
Additional Information About FTSE High Yield (Treasury Rate-Hedged) Index
Ivy ProShares Interest Rate Hedged High Yield Index Fund.
The FTSE High Yield (Treasury Rate-Hedged) Index, published by the London Stock Exchange, is comprised of (a) USD-denominated high yield corporate bonds (high yield bonds) and (b) short exposure to U.S. Treasury notes or bonds (Treasury Securities) of, in the aggregate, approximate equivalent duration to the high yield bonds. In entering these positions, the Index seeks to achieve an overall effective duration of zero.
By taking the short positions, the Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of high yield bonds (conversely, limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of high yield bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors often impact high yield bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on high yield bonds.
Relative to a long-only investment in the same high yield bonds, the Index should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Index could be particularly poor in risk averse, flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the high yield bond positions. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates. The Index may be more volatile than a long-only position in the same high yield bonds.
The long high yield bond positions included in the Index are designed to represent the more liquid universe of high yield bonds offered within the United States. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that: are fixed rate (including callable bonds); have a maximum rating of Ba1/BB+ and a minimum rating of Ca/C by both Moody’s Investors Service, Inc. and Standard and Poor’s Financial Services, LLC; and have a minimum of $1 billion of face amount outstanding and must have been issued within the past five years. All eligible issues must have at least one year until maturity. Pay-in-kind (which allow the issuer the option of paying bondholders interest in additional securities or cash) and zero-coupon (which are sold at a discount to par value and on which interest payments are not made during the life of the security) bonds are excluded. No more than two issues from each issuer are allowed. In the event that an issuer has more than two issues that would be eligible for inclusion, the largest two issues by face value will be included. If there are multiple issues with the same face value outstanding, the most recently issued issues will be included. The Index is market value weighted with a two percent (2%) issuer cap. Index reconstitutions occur monthly — any bonds not meeting the stated criteria are deleted, any additional bonds meeting the criteria are added.
The short portion of the Index is composed of the two-, five- and ten-year Treasury notes that represent the current cheapest to deliver bond underlying the relevant two-, five- and ten-year futures contract; the allocation to the short positions is determined monthly and is designed to create a position that has an equal sensitivity to duration as the long high yield bond position.
Information About the Index Licensors
FTSE Fixed Income, LLC.
The Ivy ProShares Interest Rate Hedged High Yield Index Fund has been developed solely by IICO. Ivy ProShares Interest Rate Hedged High Yield Index Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
Prospectus        55

All rights in the FTSE High Yield (Treasury Rate-Hedged) Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “FTSE
®
” is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.
The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of Ivy ProShares Interest Rate Hedged High Yield Index Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from Ivy ProShares Interest Rate Hedged High Yield Index Fund or the suitability of the Index for the purpose to which it is being put by IICO.
MSCI.
The Ivy ProShares MSCI ACWI Index Fund (defined in this section only as the “MSCI Fund”) is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by IICO. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the MSCI Fund or any other person or entity regarding the advisability of investing in the MSCI Fund generally or in the MSCI Fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and certain of the MSCI indexes, which are determined, composed and calculated by MSCI without regard to the MSCI Fund or the issuer or shareholders of the MSCI Fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the issuer of shares of the MSCI Fund or any other person or entity into consideration in determining, composing or calculating the MSCI All Country World Index. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the MSCI Fund to be issued or in the determination or calculation of the equation by or the consideration into which the MSCI Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the MSCI Fund or any other person or entity in connection with the administration, marketing or offering of the MSCI Fund.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI ALL COUNTRY WORLD INDEX FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE MSCI FUND, SHAREHOLDERS OF THE MSCI FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Russell.
The Russell 2000
®
Dividend Growth Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by IICO. Ivy ProShares Russell 2000 Dividend Growers Index Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together, the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Ivy ProShares Russell 2000 Dividend Growers Index Fund is based); (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise; or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Ivy ProShares Russell 2000 Dividend Growers Index Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to IICO or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
56        Prospectus

S&P.
The S&P 500
®
Dividend Aristocrats
®
Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”). The S&P 500
®
/MarketAxess
®
Investment Grade Corporate Bond Index is a product of SPDJI and MarketAxess Holdings Inc. Each of the foregoing indices (each a “Licensed Index” and collectively, the “Licensed Indices”) have been licensed for use by IICO. Standard & Poor’s
®
and S&P
®
are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones
®
is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). MarketAxess
®
is a registered trademark of MarketAxess Holdings Inc. The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by IICO. Neither Ivy ProShares S&P 500 Dividend Aristocrats Index Fund nor the Ivy ProShares S&P 500 Bond Index Fund (each a “Licensed Fund” and collectively, the “Licensed Funds”) is sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or MarketAxess Holdings Inc. Neither S&P Dow Jones Indices nor MarketAxess Holdings Inc. make any representation or warranty, express or implied, to the owners of shares of the Licensed Funds or any member of the public regarding the advisability of investing in securities generally or in Licensed Funds particularly or the ability of any S&P
®
index to track general market performance. S&P Dow Jones Indices’ and MarketAxess Holdings Inc.’s only relationship to IICO with respect to the Licensed Indices is the licensing of the indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. Each Licensed Index is determined, composed and calculated by S&P Dow Jones Indices, MarketAxess Holdings Inc., or both, without regard to IICO or the Licensed Funds. Neither S&P Dow Jones Indices nor MarketAxess Holdings Inc. have any obligation to take the needs of IICO or the owners of shares of the Licensed Funds into consideration in determining, composing or calculating the Licensed Indices. Neither S&P Dow Jones Indices nor MarketAxess Holdings Inc. are responsible for and neither of them have participated in the determination of the prices, the amount of Licensed Funds, the timing of the issuance or sale of shares of the Licensed Funds, or in the determination or calculation of the equation by which the shares of Licensed Funds are to be converted into cash, surrendered or redeemed, as the case may be. Neither S&P Dow Jones Indices nor MarketAxess Holdings Inc. have any obligation or liability in connection with the administration, marketing or trading of shares of the Licensed Funds. There is no assurance that Licensed Funds, based on the Licensed Indices, will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.
NEITHER S&P DOW JONES INDICES NOR MARKETAXESS HOLDINGS INC. GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE LICENSED INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING, BUT NOT LIMITED TO, ANY ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND MARKETAXESS HOLDINGS INC. SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. NEITHER S&P DOW JONES INDICES NOR MARKETAXESS HOLDINGS INC. MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, OR AS TO RESULTS TO BE OBTAINED BY IICO, OWNERS OF SHARES OF THE LICENSED FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE LICENSED INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR MARKETAXESS HOLDINGS INC. BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND IICO, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.”
Prospectus        57

The Management of the Funds
Investment Adviser
The Funds are managed by Ivy Investment Management Company (IICO), subject to the authority of the Board. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200. IICO is an SEC-registered investment adviser with approximately $67.9 billion in assets under management as of September 30, 2020 and serves as the investment manager and as such provides investment advice to and supervises the investments for each of the Funds within the Ivy Funds, which, prior to April 1, 2010, was comprised of funds from both Ivy Funds, Inc. (a Maryland corporation) and Ivy Funds (a Massachusetts business trust) that IICO managed dating back to December 2002. On April 1, 2010, Ivy Funds, a Delaware statutory trust (Trust), succeeded to both of those entities. IICO is located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200.
IICO has received “manager of managers” exemptive relief from the SEC (the Order) that permits IICO, subject to the approval of the Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, IICO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for a Fund without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by the Fund). Prior to relying on the Order, a Fund must receive approval of its shareholders. The Order permits the Funds to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, IICO has the ultimate responsibility (subject to oversight by the Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and IICO may, at times, recommend to the Board that a Fund change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. Each Fund will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Fund.
Shareholders of each Fund have approved the use of the Order. Accordingly, each Fund may rely on the Order.
Investment Subadviser
ProShare Advisors LLC (ProShare Advisors), an investment adviser located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, each Fund pursuant to an agreement with IICO. ProShare Advisors and its affiliates had more than $47.8 billion in assets under management as of September 30, 2020.
ProShares
®
is a registered trademark of ProShare Advisors LLC; “ProShares” has been licensed for use by IICO and its affiliates in connection with the Funds.
Management Fees
Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each Fund pays a management fee to IICO for providing investment advice and supervising its investments. IICO uses a portion of the applicable fee to pay ProShare Advisors for the performance of the delegated services. Each Fund also pays other expenses, which are explained in the SAI.
The management fee, accrued daily, is payable by a Fund at the annual rates of:
■	Ivy ProShares S&P 500 Dividend Aristocrats Index Fund: 0.35% of net assets up to $1 billion; 0.33% of net assets over $1 billion and up to $2 billion; 0.31% of net assets over $2 billion and up to $5 billion; and 0.30% of net assets over $5 billion.
■	Ivy ProShares Russell 2000 Dividend Growers Index Fund: 0.40% of net assets up to $1 billion; 0.38% of net assets over $1 billion and up to $2 billion; 0.36% of net assets over $2 billion and up to $5 billion; and 0.35% of net assets over $5 billion.
■	Ivy ProShares Interest Rate Hedged High Yield Index Fund: 0.50% of net assets up to $1 billion; 0.48% of net assets over $1 billion and up to $2 billion; 0.46% of net assets over $2 billion and up to $5 billion; and 0.45% of net assets over $5 billion.
■	Ivy ProShares S&P 500 Bond Index Fund: 0.20% of net assets up to $1 billion; 0.18% of net assets over $1 billion and up to $2 billion; 0.16% of net assets over $2 billion and up to $5 billion; and 0.15% of net assets over $5 billion.
58        Prospectus

■	Ivy ProShares MSCI ACWI Index Fund: 0.45% of net assets up to $1 billion; 0.43% of net assets over $1 billion and up to $2 billion; 0.41% of net assets over $2 billion and up to $5 billion; and 0.40% of net assets over $5 billion.
Net management fees (including any waivers) for the following Funds as a percent of the Fund’s average net assets for the most recent fiscal year ended September 30, 2020 were:
Fund	Net Management Fee Paid
Ivy ProShares Interest Rate Hedged High Yield Index Fund	0.18%
Ivy ProShares MSCI ACWI Index Fund	0.22%
Ivy ProShares Russell 2000 Dividend Growers Index Fund	0.37%
Ivy ProShares S&P 500 Bond Index Fund	0.20%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	0.35%
A discussion regarding the basis for the approval by the Board of the advisory contract for each of the Funds, as well as the subadvisory contract with ProShare Advisors, is available in the Funds’ Annual Report to Shareholders for the period ended September 30, 2020.
Fund Management
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund and Ivy ProShares Russell 2000 Dividend Growers Index Fund:
Michael Neches and Devin Sullivan are jointly and primarily responsible for the day-to-day management of the Funds. Mr. Neches has held his Fund responsibilities since the inception of each Fund in April 2017. He joined ProShare Advisors in 2000, and presently serves as a Senior Portfolio Manager. Mr. Neches oversees a team of specialists responsible for the management of all the company’s geared domestic equity ETFs and mutual funds, as well as several ProShares strategic ETFs. He previously served as the Senior Portfolio Manager responsible for the company’s commodities desk for two years, as a Portfolio Manager and team lead, as an Associate Portfolio Manager and as a Portfolio Analyst. Mr. Neches earned a Bachelor of Science in Finance from the University of Maryland, College Park and an MBA from Georgetown University.
Mr. Sullivan has held his Fund responsibilities since April 2018. He joined ProShare Advisors in 2007, and presently serves as a Portfolio Manager for the company’s broad-based domestic equity ETFs and mutual funds. He previously served as Portfolio Manager for the sector-based equity ETFs and mutual funds, as an Associate Portfolio Manager, as a Senior Analyst and as a Portfolio Analyst for a number of the company’s domestic and international equity funds. Mr. Sullivan earned a Bachelor of Science degree in Finance from Boston College.
Ivy ProShares Interest Rate Hedged High Yield Index Fund and Ivy ProShares S&P 500 Bond Index Fund:
Benjamin McAbee and Alexander Ilyasov are jointly and primarily responsible for the day-to-day management of the Fund. Mr. McAbee has held his Fund responsibilities since the inception of each Fund in April 2017. He has been a Portfolio Manager of ProShare Advisors since August 2016, an Associate Portfolio Manager from December 2011 to August 2016 and a Senior Portfolio Analyst from May 2011 to December 2011.He has been a registered associated person and a NFA associate member since December 2010.
Mr. Ilyasov has held his Fund responsibilities since April 2019. He has been a Senior Portfolio Manager of ProShare Advisors since October 2013 and a Portfolio Manager from November 2009 through September 2013.
Ivy ProShares MSCI ACWI Index Fund:
Scott Hanson and Alexander Ilyasov are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Hanson has held his Fund responsibilities since the inception of the Fund in April 2017. He has been a Portfolio Manager of ProShare Advisors since August 2016, an Associate Portfolio Manager from May 2012 to August 2016 and a Senior Portfolio Analyst from August 2010 to May 2012.
Mr. Ilyasov has held his Fund responsibilities since August 2020 and was previously portfolio manager of this Fund from April 2017 until February 2019. Biographical information for Mr. Ilyasov is listed above under
The Management of the Funds — Fund Management—Ivy ProShares Interest Rate Hedged High Yield Index Fund and Ivy ProShares S&P 500 Bond Index Fund
.
Additional information regarding the portfolio managers, including information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund securities, is included in the SAI.
Other members of IICO's and ProShare Advisors' (as applicable) investment management departments provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.
Prospectus        59

Your Account
Choosing a Share Class
Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment.
All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary. Different intermediaries may impose different sales charges (including potential reduction in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in
Appendix A
to this Prospectus, entitled
Intermediary Sales Charge Discounts and Waivers. Appendix A
is incorporated herein by reference (is legally a part of this Prospectus).
Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class E and Class R shares (as applicable). Class I shares and Class N shares are not covered under the Plan. Such Plans permit the Funds to pay marketing and other fees to support the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Plan, a Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of that Fund’s Class A shares. This fee is to compensate IDI for, either directly or through third parties, distributing the Fund’s Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Plan, a Fund may pay IDI a fee of 0.25%, on an annual basis, of the average daily net assets of the Class E shares. This fee is to compensate IDI for, either directly or through third parties, distributing the Fund’s Class E shares, providing personal service to Class E shareholders and/or maintaining Class E shareholder accounts. The amounts shall be payable to IDI daily or at such other intervals as the Board may determine. Under the Plan, a Fund is authorized to pay IDI an amount not to exceed 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal service to Class R shareholders and/or encouraging and fostering the maintenance of shareholder accounts of the Class R shares of a Fund. The amounts shall be payable to IDI daily or at such other intervals as the Board may determine
Since these fees are paid out of a Fund’s assets or income on an ongoing basis, over time they will increase the cost, and reduce the return, of an investment. All or a portion of these fees may be paid to your financial advisor.
Class A Shares
Class A shares
are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. The shares’ offering price includes this initial sales charge. As noted, Class A shares under the Plan pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are typically higher than those for Class I shares.
Class E Shares (Available through the Ivy InvestEd 529 Plan)
The Ivy InvestEd 529 Plan (Ivy InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986 (the Code). Ivy Distributors, Inc. (IDI), the program manager for the Ivy InvestEd Plan, is offering the Ivy InvestEd Plan to Arizona residents as well as to residents of other states.
Contributions to Ivy InvestEd Plan accounts may be invested in shares of certain of the Funds, which are held in the name and for the benefit of the Arizona State Board of Investment in its capacity as Trustee of the Program. Class E shares purchased with contributions for a particular Ivy InvestEd Plan account are allocable to that account and will be redeemed to effect withdrawals requested by the Ivy InvestEd Plan account owner, as further described in this Prospectus. Accounts opened through the Ivy InvestEd Plan are not insured by the State of Arizona, and neither the principal invested nor the investment return is guaranteed by the State of Arizona. Ivy InvestEd Plan accounts are subject to applicable federal, state and local tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the Ivy InvestEd Plan. The Ivy InvestEd Plan may be modified in response to any such changes. Please read the Program Overview and Ivy InvestEd 529 Plan Account Application carefully before investing, which are available from your financial advisor. Class E shares are available for investment only through a qualified state tuition program in accordance with Section 529 of the Code (529
60        Prospectus

Plan). Class E shares are subject to an initial sales charge when purchased for your Ivy InvestEd Plan account, based on the amount of your investment, according to the tables below. The shares’ offering price includes this initial sales charge. As noted, Class E shares under the Plan pay an annual 12b-1 fee of 0.25% of average Class E net assets.
Calculation of Sales Charges on Class A and Class E Shares
Size of Purchase	Sales Charge as Percent of Offering Price 1	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $250,000	2.50%	2.56%	2.00%
$250,000 and over 2	0.00	0.00	see below
1	Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.
2	No sales charge is payable at the time of purchase on investments of $250,000 or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.
IDI may pay broker-dealers up to 1.00% on investments made in Class A or Class E shares with no initial sales charge.
IDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see Additional Compensation to Intermediaries for more information.
Sales Charge Reductions
For purposes of the following disclosure regarding Rights of Accumulation, Letter of Intent and Account Grouping, Class E shares held in your Ivy InvestEd Plan are treated as shares held by you directly.
Lower sales charges on the purchase of Class A or Class E shares are available by:
■
Rights of Accumulation:
combining the value of additional purchases of shares of any of the funds in Ivy Funds and/or InvestEd Portfolios with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see
Account Grouping
below) and (ii) the NAV of any class of shares of any of the funds within the Ivy Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed. If your shares are held in an account directly with the Ivy Funds, you must inform WISC that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined to be entitled to Rights of Accumulation. If your shares are held in an omnibus account through a financial intermediary, you must notify the intermediary of your eligibility for Rights of Accumulation at the time of your purchase. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

■
Letter of Intent:
grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds within the Ivy Funds held in any MAP or SPA program through Waddell & Reed, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. Purchases made during the thirty (30) calendar days prior to receipt by WISC

Prospectus        61

of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IDI reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.
When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in this Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in this Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.
Purchases of shares of any of the funds within the Ivy Funds and/or InvestEd Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.
■
Account Grouping:
grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds within the Ivy Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (e.g., you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:
1.	All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.
2.	All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.
3.	All purchases of Class A shares made by you or your spouse for your or your spouse’s IRA or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code, may be grouped, as well as your or your spouse’s employee benefit plan account under Section 401(a) of the Code, including a 401(k) plan, provided that you and your spouse are the only participants in the plan.
In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.
If you are investing $250,000 or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A or Class E shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.
62        Prospectus

Sales Charge Waivers for Certain Investors
Class A shares may be purchased at NAV by:
■	Individuals investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers.
■	Current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are investing the distribution of plan assets into an IRA. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A shares at NAV into new accounts that are established after October 31, 2019.
■	Trustees, officers, directors or employees of Minnesota Life or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each, including purchases into certain retirement plans and certain trusts for these individuals.
■	Clients of those financial intermediaries that have entered into an agreement with IDI and that have been approved by IDI to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients).
■	Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which IICO has entered into subadvisory agreements.
■	Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which IDI has entered into selling agreements.
■	Individuals in employee benefit plans described in Section 401(a) (including a 401(k) plan) or 457(b) of the Code, where the plan has 100 or more eligible participants, and the Fund’s shares are held in individual plan participant accounts on the Fund’s records.
■	Individuals (other than those individuals whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I or Y shares.
■	Purchases by individuals in a multi-participant employee benefit plan described in Sections 401(a), 403(b) or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless IDI has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver.
■	Individuals (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Ivy Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, and IRA accounts under Section 408 of the Code, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution.
■	Individuals investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a) of the Code, other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974, provided that such plan is assigned to Waddell & Reed as the broker-dealer of record at the time of transfer or rollover.
■	Individuals (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any Fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date.
■	Individuals investing into any account the proceeds from the sale of shares previously held within an investment advisory program sponsored by Waddell & Reed.
For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Funds reserve the right to modify or waive the above policies at any time. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.
Prospectus        63

Class E shares may be purchased at NAV by:
■	Current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class E shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class E shares at NAV into new accounts that are established after October 31, 2019.
■	Clients who transferred their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the Ivy InvestEd Plan due to the closing of the SM&R- sponsored 529 Plan, and who established their SM&R-sponsored Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R.
■	Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker-dealers with which IDI has entered into selling agreements.
■	Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which IICO has entered into subadvisory agreements.
■	Individuals in Ivy InvestEd Plan accounts that are participating in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deduction.
For purposes of determining sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Funds reserve the right to modify or waive the above policies at any time.
Sales Charge Waivers for Certain Transactions
Class A or Class E shares may be purchased at NAV through:
■
Exchange
of Class A or Class E shares of any fund within the Ivy Funds or shares of any portfolio within the InvestEd Portfolios, if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

■
Reinvestment
once each calendar year of all or part of the proceeds of redemptions of your Class A shares into the same Fund and account from which the shares were redeemed, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchases at NAV under this policy.

■
Reinvestment
once each calendar year of all or part of the proceeds of redemption of your Class E shares into Class E shares of the same Fund and account, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). The reinvestment into Class E shares will be treated as a new contribution.

■
Payments of Principal and Interest on Loans
made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Class E shares may be purchased at NAV through:
■
Direct Rollover
initiated from an account in a qualified state tuition program, where (i) such account is under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code, (ii) the shares were purchased through a broker-dealer or financial advisor, and (iii) the selling agreement or any other agreement between IDI and the broker-dealer or financial advisor does not prohibit direct rollovers at NAV into another qualified state tuition program. The sales charge waiver only applies to the shares purchased with the direct rollover proceeds, and additional contributions made to your Ivy InvestEd Plan account will be assessed the applicable sales charge. If rolling over assets from an in-state to an out-of-state 529 Plan, you should be aware that some states require the recapture of prior state tax benefits and/or the rollover may be otherwise taxable by the state from whose 529 Plan you are exiting. You should also consider possible withdrawal charges by the 529 Plan which you are exiting and differences in ongoing fees. You should consult a qualified tax advisor for individualized advice before initiating the rollover.

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers also is available, free of charge, at
www.ivyinvestments.com
, including hyperlinks to facilitate access to this information. You also will find more information in the SAI about sales charge reductions and waivers.
64        Prospectus

Contingent Deferred Sales Charge
A CDSC may be assessed against your redemption amount of certain Class A or Class E shares and paid to IDI, as further described below. The purpose of the CDSC is to compensate IDI for the costs incurred by it in connection with the sale of certain Class A or Class E shares.
The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares that represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge.
Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.
The CDSC for Class A shares that are subject to a CDSC will not apply in the following circumstances:
■	redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of a participant. The death must have occurred after the account was established with IDI
■	redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with IDI
■	redemptions of shares (1) from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) or an IRA under Section 408 of the Code made to satisfy required minimum distributions or in connection with the distribution of excess contributions; (2) resulting from the death or disability of an employee participating in an employee benefit plan identified above; or (3) by a tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper
■	redemptions of shares purchased by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors who are eligible to sell their Class A shares that are subject to a CDSC without paying a CDSC are those selling from accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to sell their Class A shares that are subject to a CDSC without paying a CDSC from accounts that are established after October 31, 2019.
■	redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
■	redemptions the proceeds of which are reinvested within 60 calendar days in shares of the same class of the Fund as that redeemed
■	for clients of non-affiliated third party broker-dealers, redemptions of Class A shares for which the broker-dealer was not paid an up-front commission by IDI
■	the exercise of certain exchange privileges as described herein
■	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650
■	redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund
These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.
The CDSC for Class E shares that are subject to a CDSC will not apply in the following circumstances:
■	redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of the participant. The death must have occurred after the account was established with IDI
Prospectus        65

■	redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with IDI
■	redemptions of shares purchased for Ivy InvestEd Plan accounts held by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors who are eligible to sell their Class E shares that are subject to a CDSC without paying a CDSC are those selling from accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to sell their Class E shares that are subject to a CDSC without paying a CDSC from accounts that are established after October 31, 2019.
■	redemptions of shares for the purpose of complying with the excess contribution limitations prescribed by the Program if the excess contributions are rolled over to another Ivy InvestEd Plan account for a different “designated beneficiary” (as defined in the Code) (Designated Beneficiary)
■	redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed
■	the exercise of certain exchange privileges as described herein
■	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650
These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.
Class I Shares
Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares are available for purchase only by:
■	funds of funds
■	participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, when the shares are held in an omnibus account on the Fund’s records, and an unaffiliated third party provides administrative and/or other support services to the plan
■	certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Funds
■	endowments, foundations, corporations and high net worth individuals using a trust or custodial platform
■	investors participating in ‘wrap fee’ or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IDI
■	participants of the Waddell & Reed Financial, Inc. retirement plans
■	clients investing via any MAP or SPA program available through Waddell & Reed
The Funds reserve the right to modify or waive the above policies at any time.
Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. For example, certain financial intermediaries that have entered into an agreement with IDI may offer Class I shares of the Funds to their clients through their brokerage platforms solely as a broker when acting as an agent for their clients. An investor purchasing Class I shares through a brokerage platform of such a financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary. The Funds and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.
Class N Shares
Class N shares are sold without any front-end sales load or contingent deferred sales charges and do not pay an annual 12b-1 distribution and/or service fee. Class N shares generally are available only where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of a Fund and where an unaffiliated third-party intermediary provides administrative, distributive and/or other support services.
66        Prospectus

Class N shares generally are available for purchase by or through:
■	fee-based programs sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IDI; financial intermediaries that have been approved by, and that have an agreement with, IDI to offer Class N shares to self-directed investment brokerage accounts that may charge a transaction fee; certain registered investment advisers and other intermediaries approved by IDI; or a no-load network or platform sponsored by a financial intermediary where IDI has entered into an agreement with the intermediary
■	employee benefit plans established under Section 401(a), 403(b) or 457(b) of the Code; non-qualified deferred compensation plans and certain voluntary employee benefit associations and post-retirement benefit plans; and defined benefit plans and other accounts (including Rollover IRAs) or plans whereby Class N shares are held on the books of a Fund through omnibus accounts and the plan sponsor or financial intermediary has entered into an agreement with IDI to offer Class N shares to such accounts or plans
■	institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000
■	participants of the Waddell & Reed Financial, Inc. retirement plans
■	funds (including mutual funds registered under the 1940 Act and collective trusts) of funds
The Funds reserve the right to modify or waive the above policies at any time.
Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.
Class R Shares
Class R shares are sold without any front-end sales load or contingent deferred sales charges.
Class R shares generally are only available to employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code and non-qualified deferred compensation plans. Class R shares also are generally sold through, and held by, unaffiliated third parties whose platforms provide administrative, distributive and/or other support services to the plan investing in the Class R shares. Class R shares generally are available where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of a Fund. Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings accounts, owner-only 401(k)s, SEP IRAs, SARSEPs, SIMPLE IRAs, individual 403(b) and 457(b) plans and 529 accounts.
The Funds reserve the right to modify or waive the above policies at any time.
Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.
Additional Compensation to Intermediaries
Your financial advisor and the financial intermediary with which your financial advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor; and/or the 12b-1 fee, if applicable, paid by the class of shares  of the Fund that you own. Additionally, IDI has agreements with certain financial intermediaries which provide for one or more of the following: fees paid by IDI and/or its affiliates to such intermediaries based on a percentage of assets, sales and/or an amount per shareholder account; networking and/or sub-accounting fees paid by the Funds; and/or other payments by IDI and/or its affiliates, from their own resources.
While FINRA regulations limit the sales charges that you may bear as a Fund shareholder, there are no limits with regard to the amounts that IDI may pay out of its own reasonable resources and legitimate profits. The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary may be significant, and generally is based on the value of shares of the Fund owned by the intermediary for its own account or for its clients and also may be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and/or other services provided by the
Prospectus        67

intermediary, and may be required by the intermediary in order for funds within the Ivy Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in different segments of the financial services industry.
In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from IDI or its affiliates, or the Funds, for providing related recordkeeping and other services. These payments may create an incentive for an intermediary or its representatives to recommend or offer shares of the Funds to its customers.
IDI also may compensate an intermediary and/or financial advisor for IDI’s participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. IDI also may pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies. Intermediaries may receive promotional incentives to the extent permitted by applicable laws and regulations.
Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please contact your financial intermediary for details about payments it may receive from the Funds or from IDI and/or its affiliates. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.
Potential Conflicts of Interest
The Distributor of the Funds, IDI, is a corporate affiliate of Waddell & Reed. Waddell & Reed offers shares of the Funds through a distribution agreement with IDI. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Funds by Waddell & Reed.
A portion of mutual fund shares sold by Waddell & Reed financial advisors are from the Funds. IICO manages the assets of the Funds and earns investment advisory fees for providing these investment management services. These fees are assessed daily on the net assets held by the Funds and are paid to IICO out of Fund assets. Companies affiliated with Waddell & Reed (Service Affiliates) also serve as shareholder servicing agent and accounting services agent for the Funds and as custodian for certain retirement plan accounts available through Waddell & Reed. The Service Affiliates receive fees for the services they provide to the Funds and/or the shareholders in the Funds. Waddell & Reed, IDI, IICO and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.
Waddell & Reed financial advisors are not required to sell only shares of the Funds, have no sales quotas with respect to the Funds, and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the Funds.
Increased sales of shares of the Funds generally result in greater revenues, and greater profits, to Waddell & Reed, IDI, IICO and the Service Affiliates, since payments to Waddell & Reed, IDI, IICO and the Service Affiliates increase as more assets are invested in the Funds and/or more fund accounts are established. Waddell & Reed employee compensation (including management) and operating goals at all levels are tied to Waddell & Reed’s overall profitability. At times, this may result in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the Funds, which may influence the Waddell & Reed financial advisor’s decision to recommend the Funds.
Portability
Class E shares of the Funds are available for investment only through the Ivy InvestEd Plan and may be purchased and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with IDI, the program manager for the Ivy InvestEd Plan. If you decide to terminate your relationship with the Financial Intermediary through which you opened your Ivy InvestEd Plan account or if your financial advisor decides to transfer his or her license to another Financial Intermediary, you should consider that you will be able to transfer your Ivy InvestEd Plan account to another Financial Intermediary only if that Financial Intermediary has a selling agreement with IDI. Not all Financial Intermediaries have such selling agreements and the selling agreements typically may be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with IDI or whose selling agreement is terminated after you transfer your account, you will either have to hold your Ivy InvestEd Plan account directly with IDI or sell your shares and transfer the proceeds to another Financial Intermediary, which may cause you to experience adverse costs and expenses.
Ways to Set Up Your Account (for Class A Shares)
The different ways to set up (register) your account are listed below.
68        Prospectus

Individual or Joint Tenants
For your general investment needs
Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).
Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups
Retirement and other Tax-Advantaged Savings Plans
To shelter your savings from income taxes
Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell education savings accounts) may be tax-deductible. A majority of these types of savings plans carry up to an $18 annual fee (which fee may be increased at the discretion of IDI), subject to certain waivers. Please contact your tax advisor for further information.
■
Individual Retirement Accounts (IRAs)
allow eligible individuals with earned income to invest up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2021, the Annual Dollar Limit is $6,000, which amount will be indexed for inflation in $500 increments thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a “catch-up” contribution. The maximum annual catch-up contribution is $1,000. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. An individual’s maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year.

■	IRA Rollovers allow assets deposited from eligible retirement plans to remain tax-sheltered, and any earnings grow tax-deferred until distributed in cash.
■
Roth IRAs
allow eligible individuals to make nondeductible contributions up to the Annual Dollar Limit per year. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. A Roth IRA contribution of a working individual and his or her spouse also is subject to an annual adjusted gross income (AGI) limitation. An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of the IRA plan-types may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to federal income tax.
■
Simplified Employee Pension Plans (SEP IRAs)
provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit-sharing plan but with fewer administrative requirements.

■
Savings Incentive Match Plans for Employees IRA (SIMPLE IRAs)
can be established by employers with 100 or fewer employees to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.

■
Owner-Only Plans
allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $58,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2021. This plan-type does not include 401(k) or Roth 401(k) options.

■
Individual 401(k)/Exclusive(k)
®
Plans
allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income with a maximum of $58,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2021. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,500 for 2021.

■
Multi-Participant 401(k) Plans
allow employees of eligible employers to set aside tax-deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

Prospectus        69

■	Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.
■
403(b)(7) Custodial Accounts
are available to certain employees of educational institutions, churches and Code Section 501(c)(3) (that is, tax-exempt charitable and certain other) organizations. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

■	457(b) Plans allow employees of state and local governments and certain tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.
■
Coverdell Education Savings Accounts
are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay for certain qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.

Gifts or Transfers to a Minor
To invest for a child’s education or other future needs
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $15,000 in 2021 per child free of federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).
Trust
For money being invested by a trust
The trust must be established before an account can be opened.
Ivy InvestEd Plan Account Registration
Pursuant to Arizona requirements, Ivy InvestEd Plan accounts generally may only be registered in the name of an individual who is the Account Owner. The Account Owner is the one who has the authority to designate the Designated Beneficiary, make withdrawals, select the Funds in which to invest and otherwise control the account. The Account Owner may be anyone — a parent, grandparent, dated trust, friend or self. Joint owners, or joint accounts, are not permitted. Although only one person may be listed as the Account Owner, you should designate a successor Account Owner on the Ivy InvestEd 529 Plan Account Application in the event of the Account Owner’s death.
An account also may be opened by a state or local government or a 501(c)(3) organization as the Account Owner, if the account will be used to fund scholarships for persons whose identity will be determined after the account is opened.
Although these registrations are the only way an account can be set up, anyone may contribute to an Ivy InvestEd Plan account once it is established. See the section entitled
Adding to your Account
.
The Account Owner will identify, on the Ivy InvestEd 529 Account Application, a Designated Beneficiary. A Designated Beneficiary can be any person interested in pursuing educational opportunities at an eligible educational institution, including the Account Owner.
The Designated Beneficiary can be changed to a family member, as defined by current tax laws, of the original beneficiary.
There is a one-time $10 application fee per Ivy InvestEd Plan account, paid by IDI at the time of the initial investment and forwarded to the Arizona State Board of Investment (Commission), under whose authority the Ivy InvestEd Plan is made available, to help defray its administrative costs. Shares of a Fund held in your Ivy InvestEd Plan account are held in the name of the Commission, as Trustee of the Program. Effective October 1, 2020, the Arizona State Board of Investment became Trustee of the Family College Savings Program Trust Fund, replacing the Arizona Commission for Postsecondary Education. Also, effective October 1, 2020, the Arizona State Treasurer’s Office became Administrator of the Arizona Family College Savings Program. Effective October 1, 2020, the one-time $10 application fee referenced above will be paid to the Arizona State Treasurer’s Office.
Ivy InvestEd Plan accounts with a balance of less than $25,000 on the second Tuesday of each December will be charged an annual account fee of $20. This fee will be waived for Arizona residents, accounts enrolled with AIS, as well as for certain trustees, directors, employees and financial advisors (and certain of their family members) of IDI and its affiliates.
Pricing of Fund Shares
The price to buy a share of a Fund
, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4:00 p.m. Eastern Time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As
70        Prospectus

noted in this Prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund’s shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. The offering price
of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A and/or Class E shares).
In the calculation of a Fund’s NAV:
■	Securities traded on an exchange held by the Fund ordinarily are valued by an independent pricing service at their closing price as reported by the principal securities exchange on which the securities are traded.
■	If a price from the primary independent pricing service is not available, a price will be obtained from another independent pricing service. In the event a price is not available from an independent pricing service, a price will be sought from an exchange.
■	Fixed-income securities, including bonds, foreign bonds, convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements ordinarily are valued according to prices quoted by an independent pricing service.
■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.
■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.
When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Fund also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.
A Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Funds, which may invest a significant portion of their assets in foreign securities (and in derivatives related to foreign securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets or derivatives that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.
The Funds have retained certain third-party pricing services (together, the Service) to assist in fair valuing foreign securities and other foreign investments (collectively, Foreign Securities), if any, held by the Funds. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where WISC, in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Funds’ Foreign Securities, as applicable.
Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation on a Fund is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see
Market Timing Policy
.
Prospectus        71

Buying Shares
You may buy shares of each of the Funds through third parties that have entered into selling arrangements with IDI. Contact any authorized investment dealer for more information. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have. The transfer agent for the Funds will not accept account applications unless submitted by an entity with which IDI maintains a current selling agreement.
The transfer agent for the Funds generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).
If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase shares of the Funds.
Initial Purchases of Class E Shares for your Ivy InvestEd Plan Account:
When you place an initial order to buy Class E shares for your Ivy InvestEd Plan account, your order, if accepted, will be processed at the next NAV calculated (plus any applicable sales charge) after your order, in proper form, is received and accepted. Proper form for an initial purchase of Class E shares includes receipt by WISC of a completed Ivy InvestEd 529 Plan Account Application and additional required documentation, if applicable. Please note that all of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
Shares of a Fund may be purchased for your Ivy InvestEd Plan account through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. Your initial order will receive the offering price next calculated after the order has been received in proper form by WISC. Therefore, if your order is received in proper form by WISC before 4:00 p.m. Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by WISC after 4:00 p.m. Eastern Time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day.
To add to your account by mail:
Make your check payable to Ivy Investments or Ivy Funds. Mail the check to the address below, along with the detachable form that accompanies the confirmation of a prior financial transaction or with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase. Mail to:
Ivy Investments
P.O. Box 219722
Kansas City, Missouri
64121-9722
To add to your account by wire purchase:
Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.
To add to your account by telephone or internet:
To purchase Class A shares of a Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 888.923.3355 to report your purchase. For internet transactions, you may not execute trades greater than $25,000 per Fund per day. If you need to establish an account for Class I shares, you may call 888.923.3355 to obtain an account application. You may then mail a completed application to WISC at the above address.
To add to your account by Automatic Investment Service:
You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the AIS.
When you place an order to buy shares,
your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by WISC or its authorized agent. Note the following:
■	All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
■	If you buy shares by check or ACH, and then sell those shares by any method other than by exchange to another fund within the Ivy Funds and/or InvestEd Portfolios, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.
■	You may purchase shares of certain Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the NSCC, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its
72        Prospectus

designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price, even if such financial intermediary fails in its duty to transmit the order in a timely manner. If your order is received in proper form by that firm after 4:00 p.m. Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern Time and transmit such orders to the Fund on or before the following business day, you will receive the offering price next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price.
■	Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own requirements regarding the purchase of Fund shares, including rules pertaining to minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Financial intermediaries also may designate further intermediaries to accept purchase and redemption orders. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
■	Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with IDI, and are compensated for performing account transactions for their clients.
■	When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS. See
Your Account — Distributions and Taxes — Taxes
.
The transfer agent for the Funds reserves the right to reject any purchase orders, including purchases by exchange, prior to acceptance of such purchase order, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.
Minimum Investments
The Funds’ initial and subsequent investment minimums generally are as follows, although the Funds and/or IDI may reduce or waive the minimums in some cases.
For Class A and Class E:
To Open an Account (Class A)	$750 (per Fund)
To Open an Account (Class E)	$250 (per Fund)
For certain exchanges	see below 1
For accounts opened with AIS	$150 (per Fund) 2
For accounts established through payroll deductions and salary deferrals	Any amount
For retirement accounts established with employer discretionary contributions	Any amount
To Add to an Account	Any amount
For certain exchanges	$50 (per Fund)
For AIS	$50 (per Fund)
For payroll deductions and salary deferral	Any amount

For Class I, Class N and Class R:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
1	Minimum investment for an exchange is either (i) a single $750 exchange ($250 exchange for Class E shares) or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month AIS or (b) a $50 per month systematic exchange from another fund.
2	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.
Prospectus        73

Adding to Your Account
Subject to the minimums described above, you, or anyone, can make additional investments of any amount at any time; however, with respect to Class E shares, all or a portion of the amount invested will not be accepted to the extent that such contributions would cause the total maximum account value or balance for a Designated Beneficiary for all Ivy InvestEd Plan to exceed limits imposed by the Ivy InvestEd Plan. For the period October 1, 2020 through September 30, 2021, the maximum account balance is $505,000, which includes balances in all Program accounts for the same Designated Beneficiary. Maximum account balance amounts will be adjusted each year based upon a formula developed by The College Board that estimates the average cost of attending a private 4-year college. Under current law, any excess contribution with respect to a Designated Beneficiary must be promptly withdrawn as a non-qualified withdrawal or rolled over into an account for a different Designated Beneficiary.
If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.
Selling Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.
The
redemption price
(price to sell one share of a particular class of a Fund) is the next calculated NAV per share of that Fund class, subject to any applicable CDSC.
If your shares are not held in a Direct Account, please contact your broker-dealer, plan administrator, third-party record keeper or other applicable financial intermediary to sell shares of the Funds.
By telephone or internet:
If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet as set forth below. You may request to receive payment of your redemption proceeds via direct ACH or via wire. A fee of $10 per transaction will be charged for wire redemptions on all classes except Class I. To redeem your Class A shares, call 888.923.3355 or place your redemption order at
www.ivyinvestments.com
, and give your instructions to redeem your shares via ACH or via wire, as applicable. To redeem your Class I shares, submit a written request at the address below and give your instructions to redeem your shares via ACH or via wire, as applicable. You also may request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information generally must be established on your account for a minimum of 10 days before either a wire redemption or ACH redemption will be processed. Requests by internet can only be accepted for amounts up to $50,000 per Fund per day. WISC can send redemption proceeds via wire only to a United States domestic bank. Foreign wires are not permitted.
Selling your Ivy InvestEd Plan Class E Shares:
Only the Account Owner may request withdrawals from an Ivy InvestEd Plan account, which will be accomplished by selling (redeeming), at any time, some or all of the account’s shares, subject to a penalty if applicable.
When you place an order for a withdrawal from your Ivy InvestEd Plan account, that order will be treated as an order to sell shares
, and the shares will be sold at the next NAV calculated, subject to any applicable CDSC, after your order, in proper form, is received and accepted. Proper form includes receipt by your financial advisor or WISC of a completed Ivy InvestEd Plan Distribution Form. Withdrawals will be classified as either “qualified” or “non-qualified” for federal, state and local income tax purposes. See Your Account — Distributions and Taxes — Taxes on Ivy InvestEd Plan Accounts — Class E Shares below.
By mail:
Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:
■	the name on the account registration
■	the Fund’s name
■	the account number
■	the dollar amount or number, and the class, of shares to be redeemed
■	any other applicable special requirements listed in the table below
Deliver the form or your letter to your financial advisor, or mail it to:
Ivy Investments
P.O. Box 219722
Kansas City, Missouri
64121-9722
Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.
74        Prospectus

When you place an order to sell shares or when you make a withdrawal from your Ivy InvestEd Plan account by placing an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC, after receipt of a request for redemption in good order by WISC or other authorized Fund agent as described above. Note the following:
■	If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the authorization of only one joint owner is required. Otherwise, each owner must sign the redemption request.
■	If you recently purchased the shares by check or ACH, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
■	Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.
■	Under normal circumstances, the Funds anticipate that payment of redemption proceeds will be made within 3 business days after receipt of a request for redemption in good order, regardless of the method by which such order is placed. However, each Fund reserves the right to take up to 7 days to pay out redemption proceeds after receipt of a request for redemption in good order, as permitted by the 1940 Act.
■	Although payment of redemption proceeds normally is made in cash, redemptions may be made in portfolio securities under certain conditions and circumstances as determined by the Board, such as during times of stressed market conditions or when conditions exist that make cash payments undesirable. Cash used for redemptions typically will be raised from the sale of portfolio assets or may come from a Fund’s existing holdings of cash or cash equivalents.
■	The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
■	If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern Time and transmit such orders to the Fund on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.
■	Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirement for Selling Shares
Account Type	Special Requirements
Individual	The written instructions must be signed exactly as the name appears on the account.
Joint Tenant	If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the written instructions may be signed by only one joint owner. Otherwise, the written instructions must be signed by each owner, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (e.g., employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a currently certified copy of the trust document.
Prospectus        75

Special Requirement for Selling Shares
Account Type	Special Requirements
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.
A Fund may require a signature guarantee in certain situations such as:
■	a redemption request made by a corporation, partnership or fiduciary
■	a redemption request made by someone other than the owner of record
■	the check is made payable to someone other than the owner of record
■	a check redemption request if the address on the account has been changed within the last 30 calendar days
This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.
Each Fund reserves the right to redeem
at NAV all of your Fund shares in your account if the account balance of those shares is less than $650. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the account balance of your shares in that Fund to $650. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to retirement accounts.
You may reinvest,
without a sales charge, all or part of the amount of Class A or Class E shares of a Fund you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 calendar days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it was redeemed (minimum investment amounts will apply). The reinvestment into Class E shares will be treated as a new contribution. You may do this only once each calendar year with Class A and/or Class E shares of a Fund. Upon the submission of the reinvestment purchase, you must inform WISC that you are entitled to a reduced sales charge based on the 60 day rights of reinvestment policy.  This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.
The CDSC, if equal to or greater than $10, will not apply to the proceeds of Class A (as applicable) or Class E (as applicable) shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. IDI will, with your reinvestment, instruct WISC, the Funds’ transfer agent, to reimburse the CDSC attributable to the amount reinvested (provided that the CDSC is equal to or greater than $10). For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of a Fund and once each calendar year as to Class E shares of a Fund. The reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. Upon the submission of the reinvestment purchase, you must inform WISC that you are entitled to a reduced sales charge based on the 60 day rights of reinvestment policy.  This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.
Telephone Transactions
The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Funds’ transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.
Shareholder Services
If you are investing through certain third-party broker dealers, please contact your plan administrator or other record keeper for information about your account.
If you have established an account that is maintained on the Funds’ shareholder servicing system, WISC can provide you with assistance in the servicing of your account. However, WISC cannot provide you with any investment advice or make any recommendations regarding the advisability of acquiring, holding, disposing or exchanging mutual fund shares in
76        Prospectus

your account or make any recommendation of a person to provide you with investment advice. Any transactions requested by you will be considered unsolicited and not based upon any advice or recommendation by WISC, its affiliated companies, or any of their employees or representatives.
If you have identified a financial intermediary to provide you with investment advice or recommendations related to your account and the financial intermediary is contractually authorized to service your account, WISC can assist you with completing the necessary documentation so that a financial advisor can be assigned to your account.
Personal Service
Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888.923.3355, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, the Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:
■	obtain information about your accounts
■	obtain price information about other funds within the Ivy Funds
■	obtain any Fund’s current prospectus, SAI, Annual Report, or other information about any of the Ivy Funds
■	request duplicate statements
■	transact certain account activity, including exchange privileges and redemption of shares
At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on the Funds’ shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Fund shares.
Internet Service
The Ivy Funds web site,
www.ivyinvestments.com
, also is available. If you do not currently have an account established that is maintained on the Funds’ shareholder servicing system, you may use the web site to obtain information about the Funds, including accessing a Fund’s current prospectus, SAI, Annual Report or other information. If you have an account set up that is maintained on the Funds’ shareholder servicing system, you also may use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares for certain share classes, if you have established Express Transactions for your account.
Reports
Statements and reports sent to you include the following:
■	confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)
■	quarter-to-date statements (quarterly)
■	year-to-date statements (after the end of the fourth calendar quarter)
■	Annual and Semiannual Reports to shareholders (every six months)
To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund’s most recent prospectus and/or summary prospectus and Annual and Semiannual Reports to shareholders may be mailed to shareholders having the same last name and address in the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You also may visit
www.ivyinvestments.com
to view and/or download these documents, as well as other information about each Fund.
You may elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the
Individual Investor Accounts — Access Your Account Online
feature available via
www.ivyinvestments.com
.
Shareholders or financial intermediaries must contact the Funds regarding any errors or discrepancies within twelve months of the date of the confirmation or other account statement; except that, with respect to unfulfilled Letters of Intent, the Funds must be contacted within fifteen months. If there is a delay in reporting an error or discrepancy, the Funds may be unable to adjust your account.
Prospectus        77

Exchange Privileges
Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another fund within the Ivy Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange certain Class A shares. For Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Ivy Cash Management Fund or Ivy Government Money Market Fund are subject to any sales charge applicable to the fund being exchanged into, unless the Ivy Cash Management Fund or Ivy Government Money Market Fund shares were previously acquired by an exchange from Class A shares of another Fund within the Ivy Funds for which a sales charge was paid (or represent reinvestment of dividends and other distributions paid on such shares). You may sell your Class I shares of any of the Funds within the Ivy Funds and buy Class I shares of another fund within the Ivy Funds. Class A shares of any of the Funds within the Ivy Funds also may be exchanged for shares of InvestEd Portfolios.
Except as otherwise noted, you may sell your Class E shares and buy Class E shares of another fund within the Ivy Funds that offers Class E shares without the payment of an additional sales charge. For Class E shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class E shares from Ivy Government Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into unless the Ivy Government Money Market Fund shares were previously acquired by an exchange from Class E shares of another Fund within the Ivy Funds for which a sales charge was paid (or represent reinvestment of dividends and other distributions paid on such shares).
Except as otherwise noted, you may sell your Class R shares of a Fund within the Ivy Funds and buy Class R shares of another fund within the Ivy Funds that offers Class R shares. Contact your plan administrator or record keeper for information about exchanging your shares.
Except as otherwise noted, you may sell your Class N shares of a Fund within the Ivy Funds and buy Class N shares of another fund within the Ivy Funds that offers Class N shares. Contact your plan administrator or record keeper for information about exchanging your shares.
You may exchange only into funds the shares of which are legally permitted for sale in your state of residence. Currently, shares of each fund within the Ivy Funds and InvestEd Portfolios may be sold only within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands. In addition, shares of each fund within the Ivy Funds also may be sold in Guam. Note that exchanges out of a Fund may have tax consequences for you. See
Your Account — Distributions and Taxes — Taxes
. Before exchanging into a fund, read its prospectus.
Important Exchange Information
■	Except as otherwise noted, you must exchange into the same share class you currently own.
■	An exchange is considered a taxable event and may result in a capital gain or a capital loss for federal tax purposes.
How to Exchange
Please note the Ivy InvestEd Plan accounts may have special restrictions on exchanges.
If you are investing through certain third-party broker dealers, contact your plan administrator or other record keeper for information about how to exchange.
If you have an account set up that is maintained on the Fund’s shareholder servicing system, the following applies:
By mail:
Send your written exchange request to WISC at the address listed under
Selling Shares.
By telephone:
Call WISC at 888.923.3355 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. For the protection of Fund shareholders, the transfer agent for the Funds employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine.
By internet:
You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.
If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to exchange shares of the Funds.
78        Prospectus

Converting Shares
Self-Directed Conversions.
Subject to the requirements set forth below, you may be eligible to convert your Class A or Class I shares to another share class within the same fund.
■	If you hold Class A shares and are eligible to purchase Class I shares or Class N shares as described above in the sections entitled
Class I Shares or Class N Shares
, you may be eligible to convert your Class A shares to Class I shares or Class N shares of the same fund.
■	If you hold Class I shares and are eligible to purchase Class N shares, as described in the section entitled Class N Shares, you may be eligible to convert your Class I shares to Class N shares of the same fund.
A conversion from Class A to another share class will be subject to any deferred sales charge to which your Class A shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of IDI to permit or reject. A conversion between share classes of the same fund is not a taxable event.
Automatic Conversions.
If you hold Class A shares in any MAP or SPA program account, your Class A shares automatically will be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.
If you hold Class I shares through a ‘wrap fee’ or asset allocation program or other fee-based arrangement sponsored by a nonaffiliated broker-dealer or other financial institution that has entered into an agreement with IDI, but subsequently become ineligible to participate in the program or withdraw from the program, you may be subject to conversion of your Class I shares by the program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Such conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You should contact your program provider to obtain information about your eligibility for the provider’s program and the class of shares you would receive upon such a conversion.
Market Timing Policy
The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and/or redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or IDI, thereby indirectly affecting a Fund's shareholders.
Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. The Funds may fair value securities pursuant to the Funds' Valuation Procedures; however, there can be no assurance that the Funds' process to fair value securities will be able to eliminate the arbitrage opportunity in Funds that hold foreign securities.
In addition, a Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in small-capitalization companies, municipal obligations, or that invests a significant portion of its assets in high-yield fixed-income securities.
To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC, the Funds' transfer agent, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing
Prospectus        79

activities and outline how WISC will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WISC typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.
WISC will follow, monitor and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Funds' market timing policy:
WISC will monitor the number of roundtrip transactions in Fund shares. Any shareholder that has more than two transactions that are considered a change in direction relative to a Fund within a time period determined by WISC may be restricted from making additional purchases of Fund shares. A change in direction is defined as any exchange or sale out of a Fund and a second change in direction is an exchange or purchase back into that Fund. Shareholders who reach this limit may be blocked from making additional purchases for 60 days. At WISC’s discretion, such shareholder may also be blocked permanently.
This example is not all-inclusive of the trading activity that may be deemed to violate the Funds' market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.
In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Fund shares.
As an additional step, WISC reviews Fund redemption and purchase activity within various time frames for potentially harmful trading activity. If WISC identifies what it believes are market timing activities in an account held directly on a Fund’s records that has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If a shareholder exceeds WISC’s thresholds a second time within an 11 month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of the funds within the Ivy Funds and/or InvestEd Portfolios. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund’s market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.
In addition, IDI and/or its affiliate, Waddell & Reed (collectively, “W&R”), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders’ Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary’s account by any shareholder identified by W&R as having engaged in Fund share transactions that violate a Fund’s market timing policy. W&R’s procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions it determines appropriate or necessary to enforce the Funds’ market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.
A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, IDI and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, IDI or WISC may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account. The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.
A financial intermediary through which an investor may purchase shares of a Fund also may independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts. In other cases, the Funds may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Funds’ policies to shareholders investing in the Funds through such intermediary, based upon
80        Prospectus

the Funds’ conclusion that the intermediary’s policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. If an investor purchases a Fund’s shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.
Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Funds’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Funds’ market timing policy and/or its monitoring criteria at any time without prior notice. The Funds, WISC and/or IDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.
The Class E shares of the Funds are intended for long-term investment purposes to save for qualified higher education expenses. Because Class E shares are an investment vehicle for your Ivy InvestEd Plan, investor-initiated exchanges among the Funds are limited by the terms of your Ivy InvestEd Plan. In addition, the Code imposes federal income tax (and possibly, additional tax) on redemptions of Class E shares that are non-qualified withdrawals. As a result, it is unlikely that investments in Class E shares would be used to engage in market-timing activity. While IDI and WISC recognize that investments in Class E shares do not likely present the same opportunity for market-timing activity that may be present for other share classes, WISC monitors for such activity, as described above.
A Fund’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.
Automatic Transactions for Class A and Class E Shareholders
Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.
Flexible Withdrawal Plans let you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.
Certain restrictions and fees imposed by the plan custodian also may apply for retirement accounts. Speak with your financial advisor for more information.
Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$50 (per Fund)	Monthly
Systematic Exchange Service
To systematically exchange from one Fund account to another existing Fund account
Minimum Amount	Frequency
$50 (per Fund)	Monthly
Prospectus        81

Distributions and Taxes
Distributions
Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year.
Usually, a Fund distributes net investment income at the following times:
Quarterly in March, June, September and December:
 Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund and Ivy ProShares MSCI ACWI Index Fund
Declared monthly and paid monthly:
Ivy Proshares Interest Rate Hedged High Yield Index Fund and Ivy ProShares S&P 500 Bond Index Fund
Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.
Dividends that are declared for a particular day are paid to shareholders of record on the preceding business day. However, dividends that are declared for a Saturday or Sunday (or for a Monday that is a federal holiday) are paid to shareholders of record on the preceding Thursday (or the preceding business day if that Thursday is a federal holiday).
Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.
Distribution Options.
When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:
1.
Share Payment Option.
Your dividends, capital gain and other distributions with respect to a class of the Fund will be automatically paid in additional shares of that class. If you do not indicate a choice on your application, you will be assigned this option.

2.
Cash Option.
You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the total distribution is less than five dollars, it will be automatically paid in additional shares of the distributing class.

For retirement plans and accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares of the distributing class. Additionally, all distributions in respect of Class E shares also are automatically paid in additional shares of that class.
Taxes
As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (and you are not otherwise exempt from federal income tax), you should be aware of the following tax implications:
Taxes on distributions.
Each Fund intends to qualify each year as a RIC under the Code. As a RIC, a Fund generally pays no federal income tax on the income and gains it distributes to you. You will be subject to tax to the extent a Fund makes actual or deemed distributions of net income and realized net gains to you. Dividends from a Fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gains and losses from certain foreign currency transactions, but excluding exempt-interest dividends), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. However, a Fund’s dividends attributable to its “qualified dividend income” (QDI) (
i.e.
, dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other noncorporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains — a maximum of 15% or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the federal AMT, if applicable as discussed above.
82        Prospectus

Distributions of a Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, but excluding exempt-interest dividends) are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For federal income tax purposes, long-term capital gain an individual or certain other noncorporate shareholder (each, an individual shareholder) realizes generally is taxed at the 15% and 20% maximum rates mentioned above.
For individual shareholders, each Fund notifies you after each calendar year-end as to the amounts of its dividends and other distributions paid (or deemed paid) to you for that year, including what portion of a Fund’s distributions qualifies as tax-exempt income, ordinary income and long-term capital gains.
The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit or may be deductible by you in computing your taxable income. A Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a Fund realizes excess inclusion income in excess of certain threshold amounts.
Taxes on transactions.
Any capital gain or loss you realize upon a sale of shares generally is treated as long-term capital gain or loss if you hold the shares for more than one year, and as short-term capital gain or loss if you hold the shares for one year or less. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares. Your ability to deduct capital losses realized on a sale of shares may be limited. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).
An exchange of Fund shares for shares of any other fund within the Ivy Funds and/or InvestEd Portfolios generally will have similar tax consequences to a redemption thereof. However, special rules apply when you dispose of a Fund’s Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within the Ivy Funds and/or InvestEd Portfolios by January 31 of the calendar year following the redemption or exchange without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege.
See Your Account — Selling Shares
. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 calendar days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will be disallowed and will be added to the basis in the newly purchased shares.
Other.
In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares they acquired or acquire after December 31, 2011 (“Covered Shares”), and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. A Fund shareholder may elect any IRS-accepted method for determining basis for Covered Shares; however, he or she must make any elections in writing (which may be electronic). If a shareholder of a Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Fund’s default method, which is the average basis method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisor to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
An individual is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property, including dividends and capital gain distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares) or (2) the excess of his or her “modified adjusted gross income” over $250,000 for married shareholders filing jointly and $200,000 for single shareholders. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisor regarding the effect, if any, this provision may have on their investment in Fund shares.
Prospectus        83

Withholding.
Each Fund must withhold 24% of all taxable dividends and capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individual shareholders who do not furnish the Fund with a correct taxpayer identification number and certain required certifications. Withholding at that rate also is required from taxable dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.
The income dividends a Fund pays to a non-resident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”) generally are subject to a 30% (or lower treaty rate) federal withholding tax, even if those dividends are attributable to income from a non-U.S. source earned by the Fund. In order to qualify for a reduced treaty rate of withholding, if any, a beneficial owner of shares will need to certify, generally on an IRS Form W-8BEN, that it is a foreign shareholder and provide additional information. Exemptions from U.S. withholding tax are provided to a foreign shareholder that or who so certifies for certain capital gain dividends paid by a Fund from net long-term capital gains, exempt-interest dividends, “qualified net interest income” and “qualified short-term gain” (so-called “interest-related dividends” and “short-term capital gains dividends,” respectively), if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Foreign shareholders are urged to consult their own tax advisor concerning the applicability of U.S. withholding tax.
Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS on which the Funds may rely, such withholding no longer is required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
State and local income taxes.
The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities, as well as on the sale of municipal bonds, generally are fully subject to such taxes.
You should consult your tax advisor to determine the taxability in your state and locality of dividends and other distributions paid by the Funds.
The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.
Taxes on Ivy InvestEd Plan Accounts — Class E shares
In general, your investment in Class E shares of a Fund is part of the Program. The Program has received a ruling from the IRS stating that, in general, the Program qualifies under Section 529 of the Code so that earnings on Program investments are not subject to federal income tax (with respect to either a contributor to the Program or a Designated Beneficiary) until the earnings are withdrawn.
Generally, each withdrawal from an Ivy InvestEd Plan account comprises two pro rata components: (1) a return of principal (that is, contributions to the account, including the portion of any rollover from another state’s 529 Plan account that is attributable to contributions to its plan) and (2) earnings. The return of principal portion of any withdrawal, whether “qualified” or “non-qualified”, is not taxable. As explained below, the earnings portion of a withdrawal may be subject to federal income tax, and possibly additional federal income tax, depending on whether a withdrawal is qualified or non-qualified.
Qualified Withdrawals.
A qualified withdrawal is a withdrawal used for “qualified higher education expenses” (as defined in the Code) (Qualified Higher Education Expenses), which may include (i) tuition, fees, books, computers (including related equipment such as Internet and computer software), supplies and equipment required for the enrollment or attendance of a Designated Beneficiary at an “eligible educational institution” (also defined in the Code); (ii) reasonable room and board expenses for a Designated Beneficiary who attends such an institution at least half-time; (iii) expenses for special needs services in the case of a special needs Designated Beneficiary which are incurred in connection with such enrollment or attendance; and/or (iv) fees, books, supplies and equipment required for participation by a Designated Beneficiary in an apprenticeship program registered with the Secretary of Labor. A
84        Prospectus

qualified withdrawal also includes a withdrawal for tuition (up to $10,000 per year) in connection with enrollment or attendance at an elementary or secondary public, private or religious school. At the request of the Account Owner, a qualified withdrawal of proceeds may be made payable to an eligible educational institution on behalf of the Designated Beneficiary. Additionally, qualified withdrawals may be used to pay principal or interest on any qualified education loan (as defined in the Code) of the Designated Beneficiary and the Designated Beneficiary’s siblings. Such payments may not be eligible for student loan interest deductions. Please consult your tax advisor regarding the tax consequences for such withdrawals.
When shares are redeemed in a qualified withdrawal, the withdrawal is federal income tax-free (although such a withdrawal still may be subject to state and/or local taxes).
Non-Qualified Withdrawals.
A non-qualified withdrawal is a withdrawal that is not used for Qualified Higher Education Expenses, unless the withdrawn amount is transferred within 60 days to another 529 Plan for the same Designated Beneficiary as under the Program. The earnings portion of a non-qualified withdrawal generally is subject to (1) federal income tax at the marginal tax rate of the person for whose benefit the withdrawal is made and (2) an additional federal 10% tax on the earnings portion of the withdrawal. Penalty-free withdrawals may be made if the Designated Beneficiary receives a scholarship (not exceeding the amount of the scholarship award), dies or becomes permanently disabled, although the earnings portion of the withdrawal will be subject to federal income tax.
Please consult your tax advisor regarding the current tax consequences of withdrawals from your Ivy InvestEd Plan account. The Account Owner or the Designated Beneficiary is responsible for retaining the appropriate documentation for the tax treatment of qualified withdrawals, determining whether a withdrawal is qualified or non-qualified, making the appropriate filings with the IRS, and paying the additional 10% federal tax, if applicable, on earnings.
The foregoing is only a brief summary of some of the important federal income tax considerations relating to investments in the Funds under the Program; you will find more information in the SAI and the Program Overview. You are urged to consult your own tax advisor for information about the state and local tax consequences of, and the impact of your personal financial situation on, an investment in the Ivy InvestEd Plan. In addition, please note that if you are a resident of a state other than Arizona, there may be state tax benefits available to you from an investment in a 529 Plan offered by your state.
Prospectus        85

This page left blank intentionally.
86        Prospectus

Financial Highlights
The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share.
Total Return
shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with each Fund's financial statements and financial highlights for the fiscal year or period ended September 30, 2020, are included in the Funds' Annual Report to Shareholders, which is incorporated by reference into the SAI. The Annual Report contains additional performance information and will be made available upon request and without charge.
Prospectus        87

IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND
	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 9.44	$ 0.47	$(0.65)	$ (0.18)	$ (0.52)	$ —	$ (0.52)
Year ended 9-30-2019	10.05	0.54	(0.54)	0.00 *	(0.51)	(0.10)	(0.61)
Year ended 9-30-2018	10.07	0.50	0.01	0.51	(0.48)	(0.05)	(0.53)
Year ended 9-30-2017 (4)	10.00	0.20	0.01	0.21	(0.14)	—	(0.14)
Class E Shares
Year ended 9-30-2020	9.44	0.48	(0.65)	(0.17)	(0.52)	—	(0.52)
Year ended 9-30-2019	10.05	0.54	(0.54)	0.00 *	(0.51)	(0.10)	(0.61)
Year ended 9-30-2018	10.07	0.5	0.01	0.51	(0.48)	(0.05)	(0.53)
Year ended 9-30-2017 (4)	10.00	0.20	0.01	0.21	(0.14)	—	(0.14)
Class I Shares
Year ended 9-30-2020	9.44	0.50	(0.65)	(0.15)	(0.54)	—	(0.54)
Year ended 9-30-2019	10.05	0.56	(0.54)	0.02	(0.53)	(0.10)	(0.63)
Year ended 9-30-2018	10.07	0.53	0.00 *	0.53	(0.50)	(0.05)	(0.55)
Year ended 9-30-2017 (4)	10.00	0.22	0.00 *	0.22	(0.15)	—	(0.15)
Class R Shares
Year ended 9-30-2020	9.44	0.43	(0.65)	(0.22)	(0.47)	—	(0.47)
Year ended 9-30-2019	10.05	0.49	(0.54)	(0.05)	(0.46)	(0.10)	(0.56)
Year ended 9-30-2018	10.07	0.46	0.00 *	0.46	(0.43)	(0.05)	(0.48)
Year ended 9-30-2017 (4)	10.00	0.18	0.01	0.19	(0.12)	—	(0.12)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.
(5)	Annualized.
(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.
88        Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 8.74	-1.89%	$ 3	0.90%	5.30%	1.25%	4.95%	39%
Year ended 9-30-2019	9.44	0.15	3	0.90	5.60	1.16	5.34	50
Year ended 9-30-2018	10.05	5.21	3	0.90	5.04	1.30	4.64	33
Year ended 9-30-2017 (4)	10.07	2.15	3	0.90 (5)	4.51 (5)	1.00 (5)	4.41 (5)	27 (6)
Class E Shares
Year ended 9-30-2020	8.75	-1.76	1	0.88	5.33	1.30	4.91	39
Year ended 9-30-2019	9.44	0.15	1	0.90	5.60	1.19	5.31	50
Year ended 9-30-2018	10.05	5.21	1	0.90	5.04	1.26	4.68	33
Year ended 9-30-2017 (4)	10.07	2.15	1	0.90 (5)	4.51 (5)	0.98 (5)	4.43 (5)	27 (6)
Class I Shares
Year ended 9-30-2020	8.75	-1.52	33	0.65	5.55	1.15	5.05	39
Year ended 9-30-2019	9.44	0.39	54	0.65	5.85	1.05	5.45	50
Year ended 9-30-2018	10.05	5.48	40	0.65	5.31	1.17	4.79	33
Year ended 9-30-2017 (4)	10.07	2.24	15	0.65 (5)	4.86 (5)	0.89 (5)	4.62 (5)	27 (6)
Class R Shares
Year ended 9-30-2020	8.75	-2.31	1	1.40	4.80	1.72	4.48	39
Year ended 9-30-2019	9.44	-0.33	1	1.39	5.11	1.62	4.88	50
Year ended 9-30-2018	10.05	4.70	1	1.37	4.57	1.71	4.23	33
Year ended 9-30-2017 (4)	10.07	1.95	1	1.37 (5)	4.04 (5)	1.46 (5)	3.95 (5)	27 (6)
Prospectus        89

IVY PROSHARES MSCI ACWI INDEX FUND
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 11.77	$ 0.14	$ 1.05	$ 1.19	$ (0.19)	$—	$ (0.19)
Year ended 9-30-2019	11.81	0.19	(0.06)	0.13	(0.17)	—	(0.17)
Year ended 9-30-2018	10.92	0.17	0.84	1.01	(0.12)	— *	(0.12)
Year ended 9-30-2017 (4)	10.00	0.09	0.86	0.95	(0.03)	—	(0.03)
Class E Shares
Year ended 9-30-2020	11.77	0.17	1.04	1.21	(0.21)	—	(0.21)
Year ended 9-30-2019	11.81	0.21	(0.07)	0.14	(0.18)	—	(0.18)
Year ended 9-30-2018	10.92	0.19	0.84	1.03	(0.14)	— *	(0.14)
Year ended 9-30-2017 (4)	10.00	0.09	0.87	0.96	(0.04)	—	(0.04)
Class I Shares
Year ended 9-30-2020	11.77	0.17	1.05	1.22	(0.22)	—	(0.22)
Year ended 9-30-2019	11.81	0.22	(0.07)	0.15	(0.19)	—	(0.19)
Year ended 9-30-2018	10.92	0.20	0.84	1.04	(0.15)	— *	(0.15)
Year ended 9-30-2017 (4)	10.00	0.09	0.87	0.96	(0.04)	—	(0.04)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.
(5)	Annualized.
(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.
90        Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 12.77	10.23%	$ 19	0.89%	1.20%	1.36%	0.73%	22%
Year ended 9-30-2019	11.77	1.14	16	0.90	1.66	1.28	1.28	28
Year ended 9-30-2018	11.81	9.27	14	0.90	1.48	1.24	1.14	39
Year ended 9-30-2017 (4)	10.92	9.50	10	0.90 (5)	1.79 (5)	1.31 (5)	1.38 (5)	51 (6)
Class E Shares
Year ended 9-30-2020	12.77	10.45	2	0.70	1.39	1.35	0.74	22
Year ended 9-30-2019	11.77	1.21	2	0.74	1.82	1.26	1.30	28
Year ended 9-30-2018	11.81	9.53	1	0.75	1.61	1.18	1.18	39
Year ended 9-30-2017 (4)	10.92	9.56	1	0.75 (5)	1.95 (5)	1.28 (5)	1.42 (5)	51 (6)
Class I Shares
Year ended 9-30-2020	12.77	10.51	56	0.65	1.45	1.18	0.92	22
Year ended 9-30-2019	11.77	1.31	52	0.65	1.90	1.11	1.44	28
Year ended 9-30-2018	11.81	9.64	51	0.65	1.76	1.09	1.32	39
Year ended 9-30-2017 (4)	10.92	9.60	26	0.65 (5)	1.95 (5)	1.18 (5)	1.42 (5)	51 (6)
Prospectus        91

IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 10.97	$ 0.19	$(2.26)	$ (2.07)	$(0.20)	$ —	$(0.20)
Year ended 9-30-2019	10.97	0.19	0.06	0.25	(0.18)	(0.07)	(0.25)
Year ended 9-30-2018	10.44	0.16	0.51	0.67	(0.14)	— *	(0.14)
Year ended 9-30-2017 (4)	10.00	0.07	0.39	0.46	(0.02)	—	(0.02)
Class E Shares
Year ended 9-30-2020	10.97	0.21	(2.27)	(2.06)	(0.22)	—	(0.22)
Year ended 9-30-2019	10.97	0.21	0.05	0.26	(0.19)	(0.07)	(0.26)
Year ended 9-30-2018	10.44	0.17	0.51	0.68	(0.15)	— *	(0.15)
Year ended 9-30-2017 (4)	10.00	0.07	0.39	0.46	(0.02)	—	(0.02)
Class I Shares
Year ended 9-30-2020	10.98	0.21	(2.27)	(2.06)	(0.22)	—	(0.22)
Year ended 9-30-2019	10.97	0.22	0.06	0.28	(0.20)	(0.07)	(0.27)
Year ended 9-30-2018	10.44	0.19	0.51	0.70	(0.17)	— *	(0.17)
Year ended 9-30-2017 (4)	10.00	0.09	0.37	0.46	(0.02)	—	(0.02)
Class N Shares
Year ended 9-30-2020	10.98	0.21	(2.26)	(2.05)	(0.23)	—	(0.23)
Year ended 9-30-2019	10.97	0.22	0.06	0.28	(0.20)	(0.07)	(0.27)
Year ended 9-30-2018	10.44	0.20	0.50	0.70	(0.17)	— *	(0.17)
Year ended 9-30-2017 (4)	10.00	0.09	0.37	0.46	(0.02)	—	(0.02)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.
(5)	Annualized.
(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.
92        Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 8.70	-19.03%	$ 2	0.88%	1.89%	1.08%	1.69%	71%
Year ended 9-30-2019	10.97	2.31	2	0.90	1.72	1.12	1.50	30
Year ended 9-30-2018	10.97	6.52	1	0.90	1.55	0.91	1.54	36
Year ended 9-30-2017 (4)	10.44	4.55	1	0.90 (5)	1.48 (5)	1.05 (5)	1.33 (5)	12 (6)
Class E Shares
Year ended 9-30-2020	8.69	-18.97	1	0.71	2.08	1.04	1.75	71
Year ended 9-30-2019	10.97	2.48	1	0.73	1.93	0.96	1.70	30
Year ended 9-30-2018	10.97	6.63	1	0.79	1.67	0.91	1.54	36
Year ended 9-30-2017 (4)	10.44	4.60	1	0.80 (5)	1.59 (5)	1.03 (5)	1.36 (5)	12 (6)
Class I Shares
Year ended 9-30-2020	8.70	-18.89	62	0.65	2.12	0.84	1.93	71
Year ended 9-30-2019	10.98	2.66	99	0.65	2.00	0.81	1.84	30
Year ended 9-30-2018	10.97	6.79	97	0.65	1.82	0.83	1.64	36
Year ended 9-30-2017 (4)	10.44	4.65	33	0.65 (5)	1.98 (5)	0.94 (5)	1.69 (5)	12 (6)
Class N Shares
Year ended 9-30-2020	8.70	-18.87	12	0.63	2.11	0.66	2.08	71
Year ended 9-30-2019	10.98	2.66	27	0.64	2.00	—	—	30
Year ended 9-30-2018	10.97	6.79	36	0.65	1.93	0.66	1.92	36
Year ended 9-30-2017 (4)	10.44	4.65	3	0.65 (5)	2.08 (5)	0.79 (5)	1.94 (5)	12 (6)
Prospectus        93

IVY PROSHARES S&P 500 BOND INDEX FUND
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 10.50	$ 0.27	$ 0.54	$ 0.81	$ (0.28)	$—	$ (0.28)
Year ended 9-30-2019	9.62	0.29	0.88	1.17	(0.29)	—	(0.29)
Year ended 9-30-2018	10.09	0.27	(0.50)	(0.23)	(0.24)	— *	(0.24)
Year ended 9-30-2017 (4)	10.00	0.11	0.06	0.17	(0.08)	—	(0.08)
Class E Shares
Year ended 9-30-2020	10.50	0.27	0.54	0.81	(0.28)	—	(0.28)
Year ended 9-30-2019	9.62	0.29	0.89	1.18	(0.30)	—	(0.30)
Year ended 9-30-2018	10.09	0.27	(0.49)	(0.22)	(0.25)	— *	(0.25)
Year ended 9-30-2017 (4)	10.00	0.11	0.06	0.17	(0.08)	—	(0.08)
Class I Shares
Year ended 9-30-2020	10.50	0.29	0.54	0.83	(0.30)	—	(0.30)
Year ended 9-30-2019	9.62	0.31	0.89	1.20	(0.32)	—	(0.32)
Year ended 9-30-2018	10.10	0.30	(0.51)	(0.21)	(0.27)	— *	(0.27)
Year ended 9-30-2017 (4)	10.00	0.12	0.07	0.19	(0.09)	—	(0.09)
Class R Shares
Year ended 9-30-2020	10.50	0.21	0.54	0.75	(0.22)	—	(0.22)
Year ended 9-30-2019	9.62	0.24	0.89	1.13	(0.25)	—	(0.25)
Year ended 9-30-2018	10.09	0.22	(0.50)	(0.28)	(0.19)	— *	(0.19)
Year ended 9-30-2017 (4)	10.00	0.08	0.07	0.15	(0.06)	—	(0.06)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.
(5)	Annualized.
(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.
94        Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 11.03	7.80%	$ 5	0.65%	2.47%	0.69%	2.43%	64%
Year ended 9-30-2019	10.50	12.46	4	0.65	2.92	0.69	2.88	33
Year ended 9-30-2018	9.62	-2.26	3	0.65	2.73	0.70	2.68	79
Year ended 9-30-2017 (4)	10.09	1.69	3	0.65 (5)	2.34 (5)	—	—	45 (6)
Class E Shares
Year ended 9-30-2020	11.03	7.86	1	0.59	2.54	0.72	2.41	64
Year ended 9-30-2019	10.50	12.52	1	0.60	2.98	0.72	2.86	33
Year ended 9-30-2018	9.62	-2.22	1	0.60	2.79	0.69	2.70	79
Year ended 9-30-2017 (4)	10.09	1.71	1	0.60 (5)	2.39 (5)	0.64 (5)	2.35 (5)	45 (6)
Class I Shares
Year ended 9-30-2020	11.03	8.07	137	0.40	2.73	0.56	2.57	64
Year ended 9-30-2019	10.50	12.74	130	0.40	3.17	0.61	2.96	33
Year ended 9-30-2018	9.62	-2.02	70	0.40	3.02	0.60	2.82	79
Year ended 9-30-2017 (4)	10.10	1.78	34	0.40 (5)	2.65 (5)	0.54 (5)	2.51 (5)	45 (6)
Class R Shares
Year ended 9-30-2020	11.03	7.25	1	1.14	1.99	—	—	64
Year ended 9-30-2019	10.50	11.91	1	1.15	2.43	1.18	2.40	33
Year ended 9-30-2018	9.62	-2.76	1	1.15	2.23	1.19	2.19	79
Year ended 9-30-2017 (4)	10.09	1.50	1	1.13 (5)	1.85 (5)	—	—	45 (6)
Prospectus        95

IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 12.66	$ 0.24	$ 0.11	$ 0.35	$ (0.23)	$(0.15)	$ (0.38)
Year ended 9-30-2019	11.96	0.21	0.83	1.04	(0.22)	(0.12)	(0.34)
Year ended 9-30-2018	10.62	0.21	1.30	1.51	(0.17)	— *	(0.17)
Year ended 9-30-2017 (4)	10.00	0.08	0.56	0.64	(0.02)	—	(0.02)
Class E Shares
Year ended 9-30-2020	12.67	0.26	0.10	0.36	(0.25)	(0.15)	(0.40)
Year ended 9-30-2019	11.96	0.22	0.84	1.06	(0.23)	(0.12)	(0.35)
Year ended 9-30-2018	10.62	0.21	1.30	1.51	(0.17)	— *	(0.17)
Year ended 9-30-2017 (4)	10.00	0.08	0.56	0.64	(0.02)	—	(0.02)
Class I Shares
Year ended 9-30-2020	12.67	0.27	0.10	0.37	(0.26)	(0.15)	(0.41)
Year ended 9-30-2019	11.96	0.24	0.84	1.08	(0.25)	(0.12)	(0.37)
Year ended 9-30-2018	10.62	0.24	1.30	1.54	(0.20)	— *	(0.20)
Year ended 9-30-2017 (4)	10.00	0.09	0.56	0.65	(0.03)	—	(0.03)
Class N Shares
Year ended 9-30-2020	12.67	0.27	0.10	0.37	(0.26)	(0.15)	(0.41)
Year ended 9-30-2019	11.96	0.24	0.84	1.08	(0.25)	(0.12)	(0.37)
Year ended 9-30-2018	10.62	0.25	1.29	1.54	(0.20)	— *	(0.20)
Year ended 9-30-2017 (4)	10.00	0.09	0.56	0.65	(0.03)	—	(0.03)
Class R Shares
Year ended 9-30-2020	12.65	0.19	0.10	0.29	(0.17)	(0.15)	(0.32)
Year ended 9-30-2019	11.95	0.15	0.83	0.98	(0.16)	(0.12)	(0.28)
Year ended 9-30-2018	10.62	0.15	1.29	1.44	(0.11)	— *	(0.11)
Year ended 9-30-2017 (4)	10.00	0.05	0.57	0.62	—	—	—
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.
(5)	Annualized.
(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.
96        Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 12.63	2.88%	$ 4	0.74%	2.01%	0.84%	1.91%	40%
Year ended 9-30-2019	12.66	9.04	3	0.75	1.79	0.89	1.65	28
Year ended 9-30-2018	11.96	14.29	2	0.75	1.87	0.81	1.81	27
Year ended 9-30-2017 (4)	10.62	6.39	1	0.75 (5)	1.63 (5)	0.86 (5)	1.52 (5)	4 (6)
Class E Shares
Year ended 9-30-2020	12.63	2.94	3	0.60	2.12	0.93	1.79	40
Year ended 9-30-2019	12.67	9.14	2	0.73	1.82	0.94	1.61	28
Year ended 9-30-2018	11.96	14.29	1	0.75	1.87	0.76	1.86	27
Year ended 9-30-2017 (4)	10.62	6.39	1	0.75 (5)	1.64 (5)	0.81 (5)	1.58 (5)	4 (6)
Class I Shares
Year ended 9-30-2020	12.63	3.07	297	0.50	2.21	0.64	2.07	40
Year ended 9-30-2019	12.67	9.39	301	0.50	2.04	0.69	1.85	28
Year ended 9-30-2018	11.96	14.56	282	0.50	2.14	0.65	1.99	27
Year ended 9-30-2017 (4)	10.62	6.49	87	0.50 (5)	1.97 (5)	0.72 (5)	1.75 (5)	4 (6)
Class N Shares
Year ended 9-30-2020	12.63	3.07	80	0.50	2.24	0.50	2.24	40
Year ended 9-30-2019	12.67	9.40	86	0.50	2.03	0.53	2.00	28
Year ended 9-30-2018	11.96	14.56	93	0.49	2.17	—	—	27
Year ended 9-30-2017 (4)	10.62	6.49	3	0.50 (5)	1.89 (5)	0.57 (5)	1.82 (5)	4 (6)
Class R Shares
Year ended 9-30-2020	12.62	2.37	1	1.19	1.53	—	—	40
Year ended 9-30-2019	12.65	8.50	1	1.26	1.28	1.28	1.26	28
Year ended 9-30-2018	11.95	13.61	1	1.26	1.35	—	—	27
Year ended 9-30-2017 (4)	10.62	6.20	1	1.29 (5)	1.09 (5)	1.35 (5)	1.03 (5)	4 (6)
Prospectus        97

This page left blank intentionally.

Appendix A: Intermediary Sales Charge Discounts and Waivers
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund(s) or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase a Fund’s shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled
Your Account — Choosing a Share Class
for more information on sales charges and waivers available for different classes. The information in this Appendix is part of, and incorporated into, the Funds’ prospectus.
PURCHASES THROUGH MERRILL LYNCH
Shareholders purchasing Fund shares through a Merrill Lynch platform or brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares available at Merrill Lynch
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529 — specific share classes or equivalents).
■	Shares purchased through a Merrill Lynch affiliated investment advisory program.
■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Shares exchanged from Class C ( i.e. , level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus.
■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.
CDSC Waivers on Class A, B and C Shares available at Merrill Lynch
■	Death or disability of the shareholder.
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
■	Return of excess contributions from an IRA Account.
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
■	Shares acquired through a right of reinstatement.
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only).
■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.
Prospectus        A-1

Front-End load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this Prospectus.
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holding, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).
PURCHASES THROUGH AMERIPRISE FINANCIAL
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI:
■	Employer-sponsored retirement plans (
e.g.
, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■	Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (
i.e.
, Rights of Reinstatement).
PURCHASES THROUGH MORGAN STANLEY
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Morgan Stanley Wealth Management
■	Employer-sponsored retirement plans (
e.g.
, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■	Shares purchased through a Morgan Stanley self-directed brokerage account
■	Class C (
i.e.
, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
A-2        Prospectus

PURCHASES THROUGH RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Shareholders purchasing Fund shares through a Raymond James platform or brokerage account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
■	Shares purchased in an investment advisory program.
■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■	A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
■	Death or disability of the shareholder.
■	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.
■	Return of excess contributions from an IRA Account.
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ Prospectus.
■	Shares sold to pay Raymond James fees, but only if the transaction is initiated by Raymond James.
■	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent
■	Breakpoints as described in this Prospectus.
■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
PURCHASES THROUGH ROBERT W. BAIRD & CO. INCORPORATED ("BAIRD")
Shareholders purchasing Fund shares through a Baird platform or brokerage account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A-shares Available at Baird
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund (but not any other fund within the same fund family)
■	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
Prospectus        A-3

■	A shareholder in Class C Shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR SEPs
CDSC Waivers on Class A and C shares Available at Baird
■	Shares sold due to death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■	Shares bought due to returns of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's Prospectus
■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
■	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
■	Breakpoints as described in this Prospectus
■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time
PURCHASES THROUGH OPPENHEIMER & CO. INC. ("OPCO")
Shareholders purchasing Fund shares through an OPCO platform or brokerage account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by or through a 529 Plan
■	Shares purchased through a OPCO affiliated investment advisory program
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
■	A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
■	Employees and registered representatives of OPCO or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus
■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
A-4        Prospectus

■	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this Prospectus
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
PURCHASES THROUGH JANNEY MONTGOMERY SCOTT, LLC ("JANNEY")
Shareholders purchasing fund shares through a Janney or brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)
■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures
Sales Charge Waivers on Class A and C shares available at Janney
■	Shares sold upon the death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the fund's Prospectus
■	Shares purchased in connection with a return of excess contributions from an IRA account
■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching qualified age based on applicable IRS regulations, as described in the fund's Prospectus
■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney
■	Shares acquired through a right of reinstatement
Front-end load discounts available at Janney: breakpoints and/or rights of accumulation
■	Breakpoints as described in the fund's Prospectus
■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
PURCHASES THROUGH EDWARD D. JONES & CO.
Clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones fee-based platforms or brokerage accounts are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which may differ from breakpoints and waivers described elsewhere in the Funds' Prospectus or SAI. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Ivy Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.
Breakpoints
Rights of Accumulation (ROA)
■	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of fund family assets held by the shareholder or in
Prospectus        A-5

an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Fund assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
■	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)
■	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost minus redemptions or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing.
■	Shares purchased in an Edward Jones fee-based program.
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
■	Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.
■	Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■	The death or disability of the shareholder
■	Systematic withdrawals with up to 10% per year of the account value
■	Return of excess contributions from an Individual Retirement Account (IRA)
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
■	Shares exchanged in an Edward Jones fee-based program
■	Shares acquired through NAV reinstatement
******************************************************************************
Other Important Information
Minimum Purchase Amounts
■	$250 initial purchase minimum
■	$50 subsequent purchase minimum
A-6        Prospectus

Minimum Balances
■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■	A fee-based account held on an Edward Jones platform
■	A 529 account held on an Edward Jones platform
■	An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
■	At any time it deems necessary, Edward Jones has the authority to exchange a shareholder's holdings of a share class of a fund to Class A shares of the same fund at NAV.
PURCHASES THROUGH STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)
Shareholders purchasing Fund shares through a Stifel platform or brokerage account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver, which may differ from those disclosed elsewhere in the Prospectus or SAI. All other sales charge waivers and reductions described elsewhere in the Prospectus or SAI still apply.
Front-end Sales Load Waiver on Class A Shares
■	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel's policies and procedures.
Prospectus        A-7

IVY FUNDS

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286-2501
Legal Counsel
Stradley Ronon Stevens & Young, LLP
191 N. Wacker Drive; Suite 1601
Chicago, Illinois 60606-1890
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
1100 Walnut Street; Suite 3300
Kansas City, Missouri 64106-2129
Investment Manager
Ivy Investment Management Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
888.923.3355
Distributor
Ivy Distributors, Inc.
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
888.923.3355
Transfer Agent
WI Services Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
888.923.3355
Accounting Services Agent
WI Services Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
888.923.3355
Our INTERNET address is:
http://www.ivyinvestments.com

IVY FUNDS
You can get more information about each Fund in the —
■
Statement of Additional Information (SAI),
which contains detailed information about the Funds, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the SEC, and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■
Annual and Semiannual Reports to Shareholders,
which detail the Funds' actual investments and include financial statements as of the close of the particular annual or semiannual period. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

■
Appendix A
  to the Prospectus — Intermediary Sales Charge Discounts and Waivers,
which contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary.

To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual Reports, without charge, or for other inquiries, contact the Fund or Ivy Distributors, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at
prospectus.request@waddell.com
and are available, without charge, at
www.ivyinvestments.com.
Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at
http://www.sec.gov
and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov
.
IVY DISTRIBUTORS, INC.
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
888.923.3355
The SEC file number for Ivy Funds is: 811-06569
IPS-PRO (01-21)

IVY FUNDS
Ticker
INDEX FUNDS	Class A	Class E	Class I	Class N	Class R
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	IDAAX	IDAEX	IDAIX	IDANX	IDARX
Ivy ProShares Russell 2000 Dividend Growers Index Fund	IRUAX	IRUEX	IRUIX	IRUNX
Ivy ProShares Interest Rate Hedged High Yield Index Fund	IAIRX	IIREX	IIIRX		IIRRX
Ivy ProShares S&P 500 Bond Index Fund	IAPRX	IPREX	IPRIX		IPRRX
Ivy ProShares MSCI ACWI Index Fund	IMWAX	IMWEX	IMWIX
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
January 31, 2021
STATEMENT OF ADDITIONAL INFORMATION
Ivy Funds (Trust) is an open-end management investment company that currently consists of 45 separate series, 5 of which (each, a Fund and collectively, the Funds) are listed above. This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for the Trust dated January 31, 2021 (Prospectus), which may be obtained, without charge, upon request, from the Trust or its principal underwriter and distributor, Ivy Distributors, Inc. (IDI), at the address or telephone numbers shown above.
This SAI incorporates by reference information that appears in the Funds’ Annual Report, which is delivered to all current shareholders. To obtain a copy of the Funds’ most recent Annual and/or Semiannual Reports, without charge, contact the Trust or IDI at the address or telephone numbers above. Copies of the Annual and/or Semiannual Reports also are available at
www.ivyinvestments.com
.
As noted above, forty series of the Trust, twenty-seven of which have a fiscal year end of March 31, two of which have a fiscal year end of June 30, and eleven of which have a fiscal year end of September 30, are not included in this SAI. The information for Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Core Equity Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Government Money Market Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Pzena International Value Fund, Ivy Science and Technology Fund, Ivy Securian Core Bond Fund, Ivy Securian Real Estate Securities Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund and Ivy Value Fund is contained in a separate prospectus and SAI dated July 31, 2020. In addition, the information for Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund is contained in a separate prospectus and SAI dated October 30, 2020, and the information for Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Cash Management Fund, Ivy Corporate Bond Fund, Ivy Crossover Credit Fund, Ivy Government Securities Fund, Ivy International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund and Ivy PineBridge High Yield Fund is contained in a separate prospectus and SAI also dated January 31, 2021.

Fund History
The Trust was organized as a Delaware statutory trust on November 13, 2008. On April 1, 2010, each of the then-existing series of the Trust became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on January 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on December 21, 1983. The Trust has 45 separate series. This SAI provides disclosure for five of these series: Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares MSCI ACWI Index Fund.
Notice of Acquisition:
On December 2, 2020, Waddell & Reed Financial, Inc. (“Waddell & Reed Financial”), the parent company of Ivy Investment Management Company (“IICO”), and Macquarie Group Limited, including its asset management division Macquarie Asset Management (together, “Macquarie”), announced that they had entered into an agreement whereby Macquarie will acquire Waddell & Reed Financial (the “Transaction”). The Transaction is subject to approval by Waddell & Reed Financial’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close by mid-2021. This is subject to change.
Under the Investment Company Act of 1940, as amended, closing of the Transaction will result in the automatic termination of each Fund’s investment advisory agreement with IICO, and any related sub-advisory contract(s), where applicable. Each Fund’s Board recently approved a new investment advisory agreement (and new sub-advisory agreement(s)). The new investment advisory agreement (and new sub-advisory agreement(s)) approved by each Fund’s Board is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the Transaction. Ivy Funds’ shareholders will receive proxy materials pertaining to this and other matters relating to the Transaction in the first quarter of 2021.
The Funds, Their Investments, Related Risks and Restrictions
Each Fund is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified objective. Each Fund is an open-end management investment company and a series of the Trust. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act).
This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies that the Funds' investment manager, Ivy Investment Management Company (IICO), or a Fund's investment subadviser, ProShare Advisors LLC (ProShares Advisors) (IICO or a Subadviser, also referred to herein as the Investment Manager), may employ and the types of instruments in which a Fund may invest in pursuit of the Fund's objective(s). A summary of the risks associated with these instrument types and investment practices is included as well.
Unless otherwise indicated, ProShare Advisors may buy the types of instruments and use the investment techniques described below, subject to any applicable investment policies and restrictions. ProShare Advisors might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. ProShare Advisors buys an instrument or uses a technique only if it believes that doing so is in pursuit of a Fund's objective(s). See
Investment Restrictions
for a listing of the fundamental and non-fundamental, or operating, policies.
Indexing — General
Each Fund has a policy to seek investment results that correspond to the investment results of an index. Each Fund pursues its investment objective of correlating with such index regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.

There is no guarantee or assurance that the methodology used to create any index will result in a Fund achieving high, or even positive, returns. Any index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in level or performance. In addition, each Fund may be subject to the risk that an index provider may not follow its stated methodology for determining the level of the index and/or achieve the index provider’s intended performance objective.
A Fund may consider changing its index at any time, including if, for example: the current index becomes unavailable; the Board of Trustees (Board) of the Trust believes that the current index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its current index. There can be no assurance that a Fund will achieve its objective.
ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its respective index. A Fund may invest in or gain exposure to only a representative sample of the securities in its index or to securities not contained in the index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the index. ProShare Advisors does not invest the assets of the Funds in securities or financial instruments based on ProShare Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Funds. Each Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its respective index without regard to market conditions, trends or direction.
Several factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark. Among these factors are: (1) a Fund’s fees and expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (2) less than all of the securities underlying a Fund’s benchmark being held by the Fund and/or securities not included in its benchmark being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts, and the performance of the underlying securities in a benchmark; (4) holding instruments traded in a market that has become illiquid or disrupted; (5) changes to the benchmark that are not disseminated in advance; (6) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (7) limit up or limit down trading halts on options or futures contracts which may prevent a Fund from purchasing or selling options or futures contracts; (8) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; and (9) fluctuations in currency exchange rates.
Recent Market Conditions
Following the financial crisis in 2008, the U.S. and many foreign economies experienced after-effects, which resulted in volatility in the financial markets, both U.S. and foreign. At times, these market conditions have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Department of the Treasury (Treasury), causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.
Since the financial crisis, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to project the duration of market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.
Further, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. In particular, the impact of financial regulation legislation by governments or quasi-governmental organizations on the markets and the practical implications for market participants may not be fully known for some time.
Interest rates have been unusually low in recent years in the U.S. and abroad. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve subsequently raised the target range eight additional times since then, most recently in December 2018, before lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Changes to the monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact a Fund's operations and return potential. Changes in interest rates may impact various markets. The impact of these rate cuts and increases and any future rate changes on various markets remains difficult to predict. In addition, there is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, which is known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness, and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. While it is not possible to determine the precise impact these events may have on a Fund in the aftermath of Brexit, the impact on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the UK, Europe and globally, which may adversely affect the value of a Fund's investments. In addition, Brexit can create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment. Moreover, the UK is one of the EU’s largest economies; its departure also may negatively impact the EU and Europe by triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region). If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
It is impossible to predict the effects of these or similar events in the future on the Funds, though it is possible that these or similar events could have a significant adverse impact on the net asset value (NAV) and/or risk profile of a Fund.
Securities — General
The main types of securities in which a Fund may invest, subject to its investment policies and restrictions, include common stocks and debt securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts into common stock. A Fund also may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or unrated preferred stocks, subject to the investment policies and restrictions of the Fund. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.
Subject to its investment policies and restrictions, a Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P Global Ratings, a division of S&P Global, Inc. (S&P) or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (
e.g.
, BBB by S&P and a higher or lower rating by another NRSRO), it is the general policy of each Fund to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used.
There are certain risks associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See
Appendix A
to this SAI for a description of these ratings.
Subject to its investment policies and restrictions, a Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity-linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.
Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, certain of the debt instruments in which a Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.
Subject to its investment policies and restrictions, a Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by a Fund is called for redemption, such Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the ability of a Fund to achieve its investment objective(s).
Subject to its investment policies and restrictions, a Fund also may invest in contingent convertible securities (CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
•	Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
•	Subordinated instruments. CoCos, in the majority of circumstances, will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos generally shall rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (
i.e.
, a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
•	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Subject to its investment policies and restrictions, a Fund also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined 1 or 2 trading days prior to the date notice of redemption is given. The issuer also must pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by a Fund.
Operational Risks
The Funds and their service providers may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause a Fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Funds or their Investment Manager, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds and their shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the ability of the Funds to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds or their service providers to regulatory fines or financial losses and/or cause reputational damage. The Funds also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers, and may cause the Funds' investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.
Specific Securities and Investment Practices
Banking Industry and Savings and Loan Obligations
Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) U.S. banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) U.S. banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of IICO, of an investment quality comparable to other debt securities which may be purchased by the Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and a Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within 7 days after demand.
Borrowing
Each Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes, including temporary purposes associated with the Interfund Lending Program discussed below. Interest on money borrowed is an expense the Fund would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If a Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Foreign Securities and Currencies
Foreign Securities.
Subject to its investment policies and restrictions, a Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs also must provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they generally do not include voting rights.
Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.
Investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.
A Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths.
However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.
Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
As a general rule, the country designation for a security for purposes of a Fund's investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by each Fund’s index provider.
Investments in obligations of U.S. branches of foreign banks will be considered U.S. securities if a determination is made that the nature and extent of federal and state regulation and supervision of the branch in question are substantially equivalent to federal or state-chartered U.S. banks doing business in the same jurisdiction.
Foreign Currencies.
Subject to its investment policies and restrictions, a Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.
Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, a Fund may hold funds temporarily in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund's custodian values the Fund's assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to U.S. dollars (or other currencies). Generally, however, a Fund will convert its holdings of foreign currencies into U.S. dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For more information regarding a Fund's use of forward contracts to purchase or sell foreign currencies, see
Options, Futures and Other Derivatives Strategies — Forward Currency Contracts.
Because a Fund may invest in both U.S. and foreign securities markets, subject to its investment policies and restrictions, changes in the Fund's share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different markets in which it invests (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.
A Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, a Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If a Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.
Emerging Market Securities.
The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing or emerging country is a nation that is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the UK, France, Germany, Italy, Japan and Canada. Developing and emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.
IICO considers countries having developing or emerging markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing or emerging.
As noted above, the country designation for a security for purposes of a Fund's investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by the index provider. Accordingly, a security would be considered issued by a developing or emerging market country if the issuer’s country of domicile is a developing or emerging market country.
Some of the risks to which a Fund may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country’s currency against the U.S. dollar; unusual price volatility in a developing or emerging country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.
Foreign Sovereign Debt Obligations.
Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Illiquid Investments
Rule 22e-4 under the 1940 Act provides that a Fund may not acquire an “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Rule 22e-4 defines an illiquid investment as an investment that cannot reasonably be sold or disposed of under current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board has adopted a liquidity risk management program on behalf of the Funds that is designed to comply with Rule 22e-4’s requirements. The Board has delegated to an administrator the responsibility to oversee the program, whose duties include periodically reviewing the liquidity risk of the Funds and categorizing the Fund's investments into one of four liquidity classifications (as defined in Rule 22e-4) based on prescribed criteria, including the number of days in which the administrator reasonably expects the investment would be convertible to cash under current market conditions without significantly changing the market value of the investment. This classification process takes into account relevant market, trading and investment-specific considerations (the analysis upon which a security is convertible to cash and placed into a classification will not take into account days when exchanges in foreign markets are closed for scheduled holidays).
Indexed Securities and Structured Notes
Each Fund may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. An example of a “structured note” is a note that is tied to a basket of multiple indices in which an investor receives twice the gains of each index that rises, subject to a cap on the returns with proportionate losses if the index falls. An example of an “indexed security” is a security that guarantees a return higher than the rate of inflation if it is held to maturity (called inflation indexed security). Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most structured notes or other indexed securities are fixed-income securities that have maturities of three years or fewer. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.
Structured notes and indexed securities may be positively or negatively indexed (
i.e.
, their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.
Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to a Fund.
The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.
Investment Company Securities
Each Fund may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if a Fund acquires shares of an investment company, the Fund's shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.
Closed-end Investment Companies.
Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means a Fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that a Fund otherwise would have to invest indirectly in certain developing markets. A Fund will incur brokerage costs when purchasing and selling shares of closed-end investment companies.
Business Development Companies (BDCs).
Subject to its investment policies and restrictions, a Fund may invest in shares of BDCs. BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.
Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.
Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.
BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.
Exchange-Traded Funds (ETFs)
Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, a Fund may invest in ETFs for various purposes, which may or may not be a registered investment company (RIC) (
i.e.
, open-end mutual fund). Each of these securities represents shares of beneficial interest in a trust, or series of a trust, that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, a Fund's purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.
An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which generally is designed to track the designated index or the NAV of the underlying basket of securities, currencies and/or commodities or commodities futures, as applicable. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by a Fund).
Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using a Fund's assets to track the return of a particular stock index.
Investments in an ETF that is a RIC (
i.e.
, open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Lending Securities
For the purpose of realizing additional income or offsetting expenses, each Fund may lend portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). Under a Fund's securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by IICO. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by IICO throughout the term of the loan.

If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.
In addition, a borrower must collateralize any securities loans that it receives from a Fund in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 102% of the market value of the securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. Such collateral will be marked-to-market daily, and if the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.
There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.
The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to IICO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within 5 business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.
Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.
There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.
Interfund Lending
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (SEC), the Ivy Funds, together with the Ivy Variable Insurance Portfolios (Ivy VIP) and the InvestEd Portfolios (collectively, the “Funds” only for purposes of this section), have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an Interfund Loan), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over 7 days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may make an unsecured borrowing under the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Lending Program are equal to or less than 10% of its total assets, provided that, if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing under the Interfund Lending Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets.
No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than 7 days, and for purposes of this condition, loans effected within 7 days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.
Direct Debt Instruments
A Fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund seeks to avoid situations where fraud or misrepresentation could adversely affect the Fund.
A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Low-Rated Securities
Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield”. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer’s continuing ability to meet principal and interest payments.
Low-rated debt securities (including unrated securities determined to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund's shares.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek recovery and lose all or part of its investment.
Distressed Debt Securities.
Subject to its investment policies and restrictions, a Fund may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined to be of comparable quality) (generally referred to as Distressed Debt). Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A Fund's investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.
Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, a Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, a Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.
A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worth less than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce a Fund's return.
Debt securities rated below investment grade, and the type of Distressed Debt securities which a Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.
Money Market Instruments
Money market instruments are high-quality, short-term debt instruments. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Municipal Obligations
Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds (PABs) are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed.
Options, Futures and Other Derivatives Strategies
General.
The Funds may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments).
Generally, each Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured. Since each Fund is authorized to invest in foreign securities denominated in other currencies, each such Fund may purchase and sell foreign currency derivatives.
The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are regulated, derivatives documentation is negotiated, and trades are reported, executed or “cleared.”
Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but, central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The assets of a Fund may not be fully protected in the event of the bankruptcy of the futures commission merchant (FCM) or central counterparty because the Fund might be limited to recovering only a pro rata
share of all available funds and margin segregated on behalf of an FCM’s customers. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
In addition, the banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps that are applicable to all financial end-users, including the Funds.
In 2020, the SEC adopted a new rule that will impact the ability of a Fund to invest or remain invested in derivatives. Compliance with the new rule, Rule 18f-4 under the 1940 Act, is required by August 2022. Constraints on the ability of the Investment Manager to use derivatives to gain access to markets, participate in investment opportunities or risk-manage a Fund's assets could have an adverse impact on a Fund.
The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. Changing regulation may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. New requirements, even if not directly applicable to the Funds, may increase the cost of the funds' investments and cost of doing business.

In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a "commodity pool operator" (CPO) under the Commodity Exchange Act (CEA). Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide
hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless ProShare Advisors has registered as a CPO. ProShare Advisors, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, IICO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CEA and the regulations thereunder.
In addition to complying with these
de minimis
trading limitations set forth in the CFTC Rule 4.5 under the CPO rules, to qualify for an exclusion under the amended regulation, the operator of a Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis
trading limitations may restrict ProShare Advisors’s ability to use derivatives as part of a Fund's investment strategies. Although ProShare Advisors believes that it will be able to execute a Fund's investment strategies within the de minimis
trading limitations, the Fund's performance could be adversely affected. In addition, a Fund's ability to use Financial Instruments may be limited by tax considerations. See
Taxation of the Funds
.
Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps for most purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests. Therefore, a Fund may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis
trading limitations discussed above. Notwithstanding the Treasury’s determination, deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.
In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Rule 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, a Fund will limit its investment in NDFs as discussed above.
CFTC Rule 4.5 also provides that, for purposes of determining compliance with the de minimis
trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis
trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Rule 4.5.
Special Risks.
The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:
(1)	As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(2)	A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.
(3)	Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for a Fund that, in certain circumstances, could exceed the Fund's net assets and could alter the risk profile of the Fund in unanticipated ways.
(4)	When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.
Cover.
Certain transactions using Financial Instruments expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Fund will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.
Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.
Options.
A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Risks of Options on Securities.
Options can offer large amounts of leverage, which may result in a Fund's NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by a Fund, as well as any loss of expected benefit of the transaction.
A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the Fund's place in the contract, called a novation. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund.
If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by a Fund could cause material losses to such Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indexes.
Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.
Risks of Options on Indexes.
The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.
Over-the-Counter (OTC) Options.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by a Fund, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows a Fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of a Fund's counterparties are guaranteed by their parent holding companies with respect to that counterparty’s payment obligations under OTC trades (like OTC options). This helps to mitigate such counterparty risk.
Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Futures Contracts and Options on Futures Contracts.
Generally, a futures contract is a standardized agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security, index, currency or commodity at a specific price on a specific date in the future.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit initial margin that typically is calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent variation margin payments are made to and from the FCM daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a FCM. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. In addition, the CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract or option thereon. For more information, see
Speculative Position Limits
.
If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.
Risks of Futures Contracts and Options.
The purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. There also is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.
Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. When a Fund sells (writes) an option on a futures contract, the Fund is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If a Fund were required to take such a position, it could bear substantial losses.
The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by ProShare Advisors still may not result in a successful transaction.
Index Futures.
When a Fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index.
It also is possible that, where a Fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.
Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Speculative Position Limits.
The CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Funds are not) may hold, own or control in a particular futures contract or option on a futures contract. Trading limits also are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn, and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.
On October 15, 2020, the CFTC adopted rules to impose limits on speculative positions in 25 “core” physical commodity futures contracts, as well as swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (”SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-U.S. located platforms. For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).
Compliance with the Position Limit Rules will not be required, for the “core” energy and metal futures contracts, until January 2022, and for economically equivalent swaps, until January 2023. The full implementation of the Funds' investment strategies could be negatively impacted by the existing or any future position limits regulations.
Combined Positions.
A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, a Fund's investment exposure gained through these combined positions could exceed its net assets.
Turnover.
A Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund also may cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund pays a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.
Swaps, Caps, Floors and Collars.
Each Fund may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Fund currently owns; or to gain exposure to certain markets in an economical way.
A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (
e.g.
, interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.
The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps currently are, and more in the future are expected to be, subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange- trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.
In an uncleared swap, the swap counterparty typically is a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund.

However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.
In a cleared swap, a Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts.
Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.
Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.
In a long total return equity swap, a Fund will receive, and, in a short total return swap, a Fund pays, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher amount at each swap reset date.
A Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Fund normally would be hedging its exposure on debt obligations that it holds.
Swap agreements may shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that, when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.
Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. ProShare Advisors and each Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund's borrowing restrictions.
The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.
The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If ProShare Advisors attempts to use a swap as a hedge against, or as a substitute for, a Fund's portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. The Fund bears the risk that ProShare Advisors will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.
To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There also is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and also can require increases in margin above the margin that is required at the initiation of the swap agreement.
Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.
Payment-In-Kind (PIK) Securities
Subject to its investment policies and restrictions, a Fund may invest in PIK securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although a Fund generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Fund may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.
It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for a Fund to dispose of them or to determine their current value.
Real Estate Investment Trust (REIT) Securities
Subject to its investment policies and restrictions, a Fund may invest in securities issued by REITs. A REIT is a domestic corporation (or a trust or association otherwise taxable as such for federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of each Fund's investments in REITs will consist of shares issued by equity REITs.
Repurchase Agreements and Reverse Repurchase Agreements
Each Fund may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments, and subject to its investment policies and restrictions. A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. A reverse repurchase agreement is the opposite: the Fund will sell the security with an obligation to repurchase it at an agreed-upon time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.
The majority of repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within 1 to 5 days of the purchase. The primary risk from repurchase agreements is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. A Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by a Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by IICO.
Restricted Securities
Subject to its investment policies and restrictions, each Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. For example, a Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
A Fund also may invest in securities that normally are purchased or resold pursuant to Rule 144A under the 1933 Act (Rule 144A securities). Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities. Rule 144A securities may be resold only to qualified institutional buyers, provided that certain other conditions for resale are met. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the 1933 Act.
There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities.
Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Investment Manager believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value.
In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, a Fund may be less able to predict a loss. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund's ability to conduct portfolio transactions in such securities. A Fund also may take a minority interest in a privately offered security, which may limit the Fund's ability to protect shareholders’ interests in connection with corporate actions by the privately held company. A Fund's Portfolio Manager may serve on the board of directors (or similar governing body) of a privately held company, the securities of which that Fund may hold. While IICO believes such service will be beneficial to the Fund and its shareholders, the Portfolio Manager's service as a board member also could create a conflict of interest (or an appearance of a conflict of interest) that may impact the Fund. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.
Short Sales Against the Box
Subject to its investment policies and restrictions, a Fund may sell securities “short against the box;” provided, however, that the Fund's aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses.  None of the Funds has any present intention to sell securities short in this fashion.
U.S. Government Securities
U.S. government securities are securities issued or guaranteed as to principal or interest by the U.S., or by a person controlled or supervised by and acting as an instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.
Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.
Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the FHLB, Fannie Mae or Freddie Mac, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.
If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if the Investment Manager is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities, including, but not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See
Mortgage-Backed and Asset-Backed Securities
. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Both Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.
Variable or Floating Rate Instruments
Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.
Warrants and Rights
Subject to its investment policies and restrictions, each Fund may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also generally are less liquid than an investment in the underlying securities.
When-Issued and Delayed-Delivery Transactions
Subject to its investment policies and restrictions, a Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.
The use of when-issued transactions and forward commitments enables a Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Investment Manager to correctly anticipate increases and decreases in interest rates and prices of securities. If the Investment Manager anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the Investment Manager anticipates a decline in interest rates and a rise in prices, and, accordingly, a Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Investment Manager is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund's NAV.
When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, a Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.
The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund's shares.
Zero Coupon Securities
Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.
Subject to its investment policies and restrictions, a Fund may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on a tax-exempt security (i.e., a security the interest on which is not subject to federal income tax)) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Fund will be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.
A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank creates Separate Trading of Registered Interest and Principal of Securities (STRIPS) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation also can be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

Investment Restrictions
Certain of the Funds' investment restrictions are described in this SAI. Each of the Funds is “diversified” as defined in the 1940 Act, and therefore, is required to meet certain diversification requirements under the 1940 Act that may limit its investments. Such requirements are set forth under
Non-Fundamental Investment Restrictions — Diversification
below. A Fund may not change from “diversified” to “non-diversified” without shareholder approval (as defined below).
Fundamental Investment Restrictions
The following, set forth in their entirety, are the Funds' fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund's voting securities present at the meeting, if more than 50% of the Fund's outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund's outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Fund (unless otherwise specified):
1.	The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
2.	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
3.	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
4.	The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
5.	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
6.	The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
7.	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one or more particular industries, except that a Fund will concentrate to approximately the same extent that its index concentrates in the stocks of such particular industry or industries. For purposes of determining whether a Fund is concentrated in an industry or group of industries, each Fund may concentrate its investments in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark.

Non-Fundamental Investment Restrictions
The following investment restrictions are non-fundamental (sometimes referred to as “operating policies”) and may be changed by the Board without shareholder approval:
1.	“Name Rule” investments:
Under normal circumstances, at least 80% of:
(a)	Each Fund’s net assets, plus the amount of any borrowing for investment purposes (referred to in this section as Net Assets), will be invested in investments connoted by the Fund’s index.
(b)	Each of Ivy ProShares S&P 500 Dividend Aristocrats Index Fund’s and Ivy ProShares Russell 2000 Dividend Growers Index Fund’s Net Assets, will be invested in dividend-paying stocks.
(c)	Ivy ProShares S&P 500 Bond Index Fund’s Net Assets will be invested in bonds.
(d)	Ivy ProShares Interest Rate Hedged High Yield Index Fund’s Net Assets will be invested in high yield bonds.
For purposes of restriction 1(a) above, “investments connoted by” an index are the types of securities suggested by the name of such index and/or investments with similar economic characteristics to the economic characteristics of the components of the index. Such exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or are being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure.
A Fund will notify Fund shareholders with written notice at least 60 days prior to a change in its 80% investment policy. None of the Funds currently intend to borrow for investment purposes.
2.	Investment in other investment companies:
Each Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
3.	Investment in illiquid securities:
Each Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.
4.	Investment in Financial Instruments:
Each Fund may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.
5.	Restrictions on selling short:
Each Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
6.	Diversification:

For each Fund, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
All Funds.
An investment policy or restriction that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and restrictions.
Portfolio Turnover
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. The turnover rate for a Fund may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.
The portfolio turnover rates for the fiscal years ended September 30, 2020 and September 30, 2019 for each of the Funds were:
	2020	2019
Ivy ProShares Interest Rate Hedged High Yield Index Fund	39%	50%
Ivy ProShares MSCI ACWI Index Fund	22%	28%
Ivy ProShares Russell 2000 Dividend Growers Index Fund	71%	30%
Ivy ProShares S&P 500 Bond Index Fund	64%	33%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	40%	28%
In general, a high turnover rate will increase transaction costs (such as commissions and spreads between bid and asked prices) that will be borne by a Fund and could increase realized capital gains or losses (the excess of such gains over such losses being taxable to shareholders when distributed to them).
Policy on Disclosure of Portfolio Holdings (Disclosure Policy)
The Disclosure Policy is intended to prevent unauthorized disclosure of portfolio holdings information. Divulging non-public portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade based on the non-public information. The Disclosure Policy applies when disclosing portfolio holdings to any party, other than to service providers or other third parties that perform account maintenance, trade execution services and/or record keeping services, where such disclosure of portfolio holdings would provide information that is not already publicly disclosed.
Publicly Available Information
A Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly-available filing; or (2) the next day following the day such information is posted on the internet at
www.ivyinvestments.com.
This information may be a Fund's complete portfolio holdings which are disclosed in the Fund's Annual or Semiannual Reports and filed with the SEC on Form N-CSR or in the Fund's first and third quarter reports and filed with the SEC as an exhibit to Form N-PORT. This information also may be a partial listing, such as a Fund's top ten portfolio holdings posted monthly on the internet at
www.ivyinvestments.com.
Fund holdings and other information filed with the SEC may be viewed on the SEC’s website at
http://www.sec.gov
.

Exceptions
Attribution reports containing only sector and/or industry breakdowns for a Fund can be released without a confidentiality agreement and without regard to any time constraints.
Holdings may be discussed/disclosed generally by the Fund's portfolio manager(s) for valid business purposes with third-party broker-dealers that offer and sell shares of the Fund during monthly calls and other presentations as necessary to educate such third-party broker-dealers about the general management of the portfolio and to illustrate an investment strategy.
The Disclosure Policy does not apply to communications with broker-dealers regarding specific securities that are in the process of being traded or communications to broker-dealers regarding potential trades of securities.
Existing Clients/Shareholders/Requests for Proposal (RFP) and Brokers (each, a Third-Party Recipient)
A Fund's portfolio holdings (either month-end or quarter-end) may be released upon the specific request of a Third-Party Recipient, on the 15th day after month-end or quarter-end, provided that:
1.	The individual receiving the request, in conjunction with IICO’s legal department or the Funds' Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the Third-Party Recipient;
2.	The Third-Party Recipient signs a confidentiality agreement or is given appropriate notice that the non-public portfolio holdings: (a) should be kept confidential, (b) may not be used to trade in any such portfolio holdings nor to purchase or redeem shares of the Fund and (c) may not be disseminated or used for any purpose other than as referenced in the confidentiality agreement; and
3.	No compensation is received by the Funds, IICO, ProShare Advisors or any other party in connection with the disclosure of information about the portfolio holdings.
A Fund may release its portfolio holdings to the sponsor of a model portfolio product on a more frequent basis than described above only when the Fund has first entered into an agreement with the recipient that requires the recipient to agree in substance to the terms and conditions set forth below:
The recipient shall:
•	agree to use portfolio information only for its own internal analytical purposes in connection with the compilation of Fund data, the development of investment models or risk analysis, and the determination of the eligibility of the Fund for the recipient’s “model portfolios;”
•	agree that it will not disclose, distribute or publish the portfolio information that it receives from the Fund, including to any of its clients;
•	represent that it will not disclose the portfolio information to any person or entity within its organization other than personnel who are authorized to receive such information in connection with the compilation of Fund data and the development of “model portfolios;”
•	agree that it, its officers, employees, agents and representatives have a duty to treat the portfolio information as confidential and not to trade securities based on such information;
•	agree that it may not, and must take steps to ensure that all of its employees with access to such information do not, invest directly in the Fund for which such confidential information is supplied;
•	agree that it may not distribute portfolio information to any agent or subcontractor unless such agent or subcontractor has entered into a substantially similar agreement of confidentiality and has adopted and agrees to maintain policies and procedures designed to ensure that the information is kept confidential; and

•	agree to maintain policies and procedures designed to ensure that the portfolio information provided by the Fund is kept confidential and that its officers, agents and representatives do not trade securities based on such information.
Lipper, Morningstar and Other Service Organizations
Each Fund may provide its holdings to Thomson Reuters Lipper, Morningstar, Inc. and similar service-related firms without limitation, on the condition that appropriate notice is provided that such non-public information: (1) may not be disclosed to, or discussed with, any other clients of the rating organization absent a valid exception; (2) will not be used as the basis to trade in any such portfolio holdings of the Fund; and (3) will not be used as the basis to engage in market timing activity in a Fund.
In determining whether there is a legitimate business purpose for making disclosure of a Fund's non-public portfolio holdings information, IICO’s legal department or the Funds' CCO typically will consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or IDI or its affiliates.
As part of the annual review of the Trust’s compliance policies and procedures, the Funds' CCO will report to the Board regarding the operation and effectiveness of the Disclosure Policy, including on any changes to the Disclosure Policy that have been made or recommendations for future changes to the Disclosure Policy.
The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about the Funds' portfolio securities holdings.
Custodian, Auditors, Legal Counsel and Other Service Providers
The Bank of New York Mellon
Deloitte & Touche LLP
Stradley Ronon Stevens & Young, LLP
Ivy Investment Management Company
WI Services Company
Ivy Distributors, Inc.
ICE Data Services
FactSet Research Systems, Inc.
MSCIInvestortools, Inc.
BarraOne
Pershing
Sylvan
Wolters Kluwer
IHS Markit, Ltd.
Rust Consulting, Inc.
Wilshire
Securian
Pursuant to a custodian contract, the Trust has selected The Bank of New York Mellon (BNYM) as custodian for each Fund's securities and cash. As custodian, BNYM maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the custodian and serves a similar function for foreign securities.
Rating, Ranking and Research Entities
Bloomberg L.P.
Ibbotson Associates, Inc.
Informa Investment Solutions, Inc.
Risk Metrics Group, LLC
Thomson Reuters Lipper
Moody’s Corporation

Morningstar, Inc.
S&P Global Ratings, Inc.
Thomson Reuters Corporation
Each Fund may send its complete portfolio holdings information to one or more of the rating, ranking and /or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the fund.
Brokerage and Brokerage-Related Information Entities
B. Riley & Co., LLC (Friedman Billings Ramsey)
Barclays
Barrington Research Associates
Bank of America Merrill Lynch
Bernstein
BMO Capital Markets
Buckingham Research Group, Inc.
Canaccord Genuity
CIMB Securities, Inc.
Cirrus Research, LLC
Citigroup Global Markets, Inc.
Cornerstone Macro LLC
Cowen & Company, LLC
Credit Suisse, LLC
D.A. Davidson & Co.
Deutsche Bank Securities, Inc.
Empirical Research
Fundstrat Global Advisors
Haitong International Securities (USA), Inc.
Handelsbanken Markets
Hilltop Securities, Inc.
HSBC Bank plc
Jefferies & Company, Inc.
J.P. Morgan Securities, Inc.
Key Banc Capital Markets
Macquarie Group Limited
Morgan Stanley Smith Barney LLC
MUFG Securities Americas, Inc.
Needham & Company, LLC
Oppenheimer & Co. Inc.
Piper Sandler
Raymond James Financial Services, Inc.
RBC Capital Markets
Redburn Partners (USA) LP
Robert Baird & Co., Inc.
Sanford C. Bernstein, LLC
Sidoti & Company, LLC
Signum Global Advisors
SMBC Nikko Securities America, Inc.
Stephens, Inc.
Stifel, Nicolaus & Company, Incorporated
SunTrust Robinson Humphrey, Inc.
Telsey Advisory Group LLC
Third Bridge
Truist Securities

Wedbush Securities, Inc.
Wells Fargo Securities LLC
William Blair & Co.
William O’Neil + Company
Wolfe Research Securities
Each Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund, and/or to one or more of the consultants and/or broker platforms listed above for the purpose of reviewing and recommending the Fund as possible investments for their clientele. No compensation is received from these entities by the Fund, IICO or its affiliates, and portfolio holdings information will only be provided for legitimate business purposes.
Each Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

Management of the Trust
Trustees and Officers
The Trust is governed by its Board, which currently is composed of nine individuals. The Board is responsible for the overall management of the Trust and the Funds, which includes general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board has appointed officers of the Trust and delegated to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.
Board Structure and Related Matters
Eight members of the Board are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (1940 Act) (each referred to as an “Independent Trustee”). Philip J. Sanders is the sole interested Board member of the Trust (an “Interested Trustee”, and collectively with the Independent Trustees, the “Trustees”). An interested person of the Trust includes any person who is otherwise affiliated with the Trust or a service provider to the Trust, such as Ivy Investment Management Company (IICO), the Funds' investment adviser, a Fund's investment subadviser, or IDI, the Funds' underwriter. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Funds' shareholders.
Under the Trust’s Amended and Restated Agreement and Declaration of Trust and its Bylaws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office. The Trust is not required to hold annual meetings of shareholders for the election or re-election of Trustees or for any other purpose, and does not intend to do so. Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Trust to assist in shareholder communications.
The Board has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and of the Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel. The Independent Chair also performs such other duties as the Board may from time to time determine.
The Board normally holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also normally hold four regularly scheduled in-person meetings each year, during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreements, and may hold special meetings, as needed, either in person or by telephone.
The Board has established a committee structure (described below) that includes four standing committees: the Audit Committee, the Governance Committee, the Investment Oversight Committee and the Executive Committee, the first three of which are comprised solely of Independent Trustees. The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Ivy Funds, the number of Ivy Funds overseen by the Board, the arrangements for the conduct of the Ivy Funds' operations, the number of Trustees, and the Board’s responsibilities.
The Trust is part of the Fund Complex, which is comprised of the 45 funds within the Trust, 28 portfolios within the Ivy VIP, the Ivy High Income Opportunities Fund (a closed-end fund) (IVH) and 10 portfolios within the InvestEd Portfolios. Each member of the Board also is a member of the Board of Trustees of each of the other trusts within the Fund Complex.
The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during at least the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Independent Trustees
The following table provides information regarding each Independent Trustee.
NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2017	Emeritus Dean and Professor of Law, Washburn University School of Law (1973 to present)	84	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company, Dakota Capital Life Insurance Company (insurance), and U. S. Alliance Corporation, Montana, (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Waddell & Reed Advisors Funds (WRA Funds) (1997-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1997 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (10 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen)
H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	84	Director, Valparaiso University (2012 to present) Director, TechAccel LLC (2015 to present) (Tech R&D); Board Member, Kansas City Repertory Theatre (2015 to present); Board Member, PatientsVoices, Inc. (healthcare) (2018 to present); Kansas City Campus for Animal Care (2018 to present); Director, National Association of Manufacturers (2010-2015); Director, The Children’s Center (2003-2015); Director, Metropolitan Affairs Coalition (2003-2015); Director, Michigan Roundtable for Diversity and Inclusion (2003-2015); Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2019 to present) (10 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2019 to present) (1 portfolio overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Partner, 1788 Chicken, LLC (food franchise) (2016 to present)	84	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (10 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	1998 2006	President (2020 to present), Interim President (2019 to 2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to 2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019 to present)	84	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, the Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, WRA Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy NextShares (2016-2019); Independent Chairman and Trustee, Ivy VIP (Independent Chairman: 2015 to present; Trustee: 1998 to present) (28 portfolios overseen); Independent Chairman and Trustee, InvestEd Portfolios (Independent Chairman: 2015 to present; Trustee: 2001 to present) (10 portfolios overseen); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2002	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to 2019); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989)	84	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (10 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)
Sandra A.J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	2019	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)	84	Director, Hall Family Foundation (1993 to present); Director, Westar Energy (utility) (2004-2018); Trustee, Nelson-Atkins Museum of Art (non-profit) (2007-2020); Director, Turn the Page KC (non-profit) (2012-2016); Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019); Director, National Association of Corporate Directors (non-profit) (2017 to present); Director, American Shared Hospital Services (medical device) (2017 to present); Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018 to present); Director, Stowers (research) (2018); CoChair, Women Corporate, Directors (director education) (2018-2020), Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2019 to present) (10 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2019 to present) (1 portfolio overseen)
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place Suite 900 Kansas City, MO 64112 1953	Trustee	2017	Shareholder/Director, Polsinelli PC (law firm) (1980 to present)	84	Trustee, WRA Funds (1996-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1996 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (10 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	84	Director, Executive Board, Cox Business School, Southern Methodist University (1998-2019); Lead Director, Northwestern Mutual Funds (2003-2017) (29 portfolios overseen); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (10 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)
Interested Trustee
Mr. Sanders is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including IICO, each Fund's investment manager, IDI, each Fund's principal underwriter, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), a subsidiary of Waddell & Reed, Inc. (Waddell & Reed), each Fund's shareholder servicing and accounting services agent, as well as by virtue of his personal ownership in shares of WDR.
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	Trustee	2019	CEO, WDR (2016 to present); President, CEO and Chairman, IICO (2016 to present); President of each of the funds in the Fund Complex (2016 to present); CIO, WDR (2011-2019); CIO, IICO (2010 to 2019); CIO, WRIMCO (2010-2018)	84	Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2019 to present) (10 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2019 to present) (1 portfolio overseen)
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee:
James M. Concannon
Mr. Concannon has organizational management experience as the dean of a law school. He has served as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Concannon is suitable to serve as Trustee because of his academic background and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.
H. Jeffrey Dobbs
Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors. He also has served as a partner in a public accounting firm. Mr. Dobbs holds a degree in accounting from Valparaiso University. The Board concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.
James D. Gressett
Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett also has been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.
Joseph Harroz, Jr.
Mr. Harroz serves as the President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.
Glendon E. Johnson, Jr.
Mr. Johnson practiced law for over 30 years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.
Sandra A.J. Lawrence
Ms. Lawrence has been a member and chair of the boards of several closely-held corporations and charitable organizations. She also has more than 14 years of experience serving on boards of public companies and has served as a chief financial officer and on investment committees. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School. The Board concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.
Frank J. Ross, Jr.
Mr. Ross has experience as a business attorney and as the head of the business department of a major law firm. He has served as a member of a state banking board and on the boards of a private university, a private secondary school and various non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Ross is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Philip J. Sanders
Mr. Sanders has extensive experience in the investment management business as a member of senior management of WDR. He has multiple years of service as an officer of the Trusts within the Fund Complex. The Board concluded that Mr. Sanders is suitable to serve as Trustee because of his extensive work experience in the financial services and investment management industry and the length of his service as an officer of the Trust and of the other trusts within the Fund Complex.
Michael G. Smith
Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.
Officers
The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jennifer K. Dulski 6300 Lamar Avenue Overland Park,KS 66202 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed, IICO and IDI (2018 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park,KS 66202 1969	Vice President Treasurer Principal Financial Officer	2008 2008 2008	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Senior Vice President of Waddell & Reed Services Company (WRSCO) (2007 to present)
Philip J. Sanders** 6300 Lamar Avenue Overland Park,KS 66202 1959	President	2016	2016	CEO of WDR (2016 to present); President, CEO and Chairman of IICO (2016 to present) and WRIMCO (2016-2018); President of each of the funds in the Fund Complex (2016 to present); CIO of WDR (2011 - 2019); CIO of IICO (2010-2019) and WRIMCO (2010-2018)
Scott J. Schneider 6300 Lamar Avenue Overland Park,KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	CCO (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO (2006 to present) and WRIMCO (2006-2018)
Philip A. Shipp 6300 Lamar Avenue Overland Park,KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed and IDI (2010 to present)

*	This is the date when the officer first became an officer of one or more of the funds (or predecessors to current funds) within the Fund Complex (if applicable).
**	Mr. Sanders was Vice President of the Trust since 2006, and of other trusts within the Fund Complex from 1998, until his appointment as President in August 2016.

Committees of the Board of Trustees
The Board has established the following standing committees: Audit Committee, Executive Committee, Investment Oversight Committee and Governance Committee. The respective duties and current memberships of the standing committees are:
Audit Committee.
The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the Trust’s independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the Trust’s independent registered public accounting firm, the internal accounting staff of IICO and the Board. The Audit Committee consists of H. Jeffrey Dobbs (Chair), James M. Concannon and James D. Gressett. During the fiscal year ended September 30, 2020, the Audit Committee met 4 times.
Executive Committee.
The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Funds except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Glendon E. Johnson, Jr. and Philip J. Sanders. During the fiscal year ended September 30, 2020, the Executive Committee did not meet.
Investment Oversight Committee.
The Investment Oversight Committee reviews, among other things, the investment performance of the Funds, any proposed changes to the Funds' investment policies, and the Funds' market trading activities and portfolio transactions. The Investment Oversight Committee consists of Michael G. Smith (Chair), James M. Concannon and Glendon E. Johnson, Jr. During the fiscal year ended September 30, 2020, the Investment Oversight Committee met 4 times.
Governance Committee.
The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trust. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Frank J. Ross, Jr. (Chair), James D. Gressett, Glendon E. Johnson, Jr. and Sandra A.J. Lawrence. During the fiscal year ended September 30, 2020, the Governance Committee met 5 times.
The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by WISC and includes Philip J. Sanders. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or on an as-needed) basis for its review and approval.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
In general, a Fund's risks include, among other things, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, IICO, each Fund's Investment Manager and other service providers to the Trust have themselves adopted a variety of policies, procedures and controls designed to address particular risks of the Funds. Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons.

Senior officers of the Trust, senior officers of IICO, IDI, and WISC (collectively, “Ivy”), and the Funds' CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from IICO with respect to the investments and securities trading of the Funds, reports from management personnel regarding valuation procedures and reports from management’s Valuation Committee (described above) regarding the valuation of particular securities. In addition to regular reports from Ivy, the Board also receives reports regarding other service providers to the Trust, either directly or through Ivy or the Funds' CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds' CCO regarding the effectiveness of the Funds' compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Ivy in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Ivy and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.
Senior officers of the Trust and senior officers of Ivy also report regularly to the Audit Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. Ivy compliance and internal audit personnel also report regularly to the Audit Committee. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet separately with the Funds' CCO to discuss matters relating to the Trust’s compliance program.
Ownership of Fund Shares
(as of December 31, 2020)
The following tables provide information regarding shares of the Funds beneficially owned by each Trustee, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act), as well as the aggregate dollar range of shares owned, by each Trustee, of funds within the Fund Complex. An Independent Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Fund Complex. The amounts listed below as “owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested by a Trustee.
Independent Trustees
	Dollar Range of Fund Shares Owned:
Trustee	Ivy ProShares Interest Rate Hedged High Yield Index Fund	Ivy ProShares MSCI ACWI Index Fund	Ivy ProShares Russell 2000 Dividend Growers Index Fund
James M. Concannon	$0	$0	$0
H. Jeffrey Dobbs	$0	$0	$0
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr	$0	$0	$0
Glendon E. Johnson, Jr	$0	$0	$0
Sandra Lawrence	$0	$0	$0
Frank J. Ross, Jr	$0	$0	$0
Michael G. Smith	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Ivy ProShares S&P 500 Bond Index Fund	Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	Aggregate Dollar Range of Fund Shares Owned in the Fund Complex
James M. Concannon	$0	$0	over $100,000
H. Jeffrey Dobbs	$0	$0	over $100,000
James D. Gressett	$0	$0	over $100,000

	Dollar Range of Fund Shares Owned:
Trustee	Ivy ProShares S&P 500 Bond Index Fund	Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	Aggregate Dollar Range of Fund Shares Owned in the Fund Complex
Joseph Harroz, Jr	$0	$0	over $100,000
Glendon E. Johnson, Jr.	$0	$0	over $100,000
Sandra Lawrence	$0	$0	over $100,000
Frank J. Ross, Jr	$0	$0	over $100,000
Michael G. Smith	$0	$0	over $100,000
Interested Trustee
As of December 31, 2020, the dollar range of fund shares owned by the Interested Trustee was:
Dollar Range of Fund Shares Owned:
Fund	Philip J. Sanders
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$0
Ivy ProShares MSCI ACWI Index Fund	$0
Ivy ProShares Russell 2000 Dividend Growers Index Fund	$0
Ivy ProShares S&P 500 Bond Index Fund	$0
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	$0
Aggregate Dollar Range of Fund Shares Owned in the Fund Complex	over $100,000
Compensation
The fees paid to the Trustees are allocated among the funds within the Fund Complex based on each fund’s relative asset size. During the fiscal year ended September 30, 2020, the Trustees received (or were entitled to receive) the following compensation for service as a Trustee of the Trust and each of the other trusts within the Fund Complex.
Compensation Table
Independent Trustees	Total Compensation from the Trust	Total Compensation from the Fund Complex 1
James M. Concannon	$269,284	$321,250
H. Jeffrey Dobbs	259,855	310,000
James D. Gressett	243,093	290,000
Joseph Harroz, Jr. 2	322,725	385,000
Glendon E. Johnson, Jr.	243,093	290,000
Sandra A.J. Lawrence	264,047	315,000
Frank J. Ross, Jr.	255,666	305,000
Michael G. Smith	251,474	300,000
Edward M. Tighe 3	251,474	300,000

Interested Trustee	Total Compensation from the Trust	Total Compensation from the Fund Complex 1
Henry J. Herrmann 3	$0	$0
Philip J. Sanders	0	0

1	No pension or retirement benefits have been accrued as a part of the Trust’s expenses.

2	Mr. Harroz receives an additional annual fee of $100,000 for his services as Independent Chair of the Board and of the Board of Trustees of each of the other trusts within the Fund Complex.
3	Retired as of December 31, 2020.
Of the totals listed in the
Total Compensation from the Fund Complex
column above, the following amounts have been deferred:
James M. Concannon	$175,000
H. Jeffrey Dobbs	0
James D. Gressett	50,000
Joseph Harroz, Jr.	38,500
Glendon E. Johnson, Jr.	0
Sandra A.J. Lawrence	0
Frank J. Ross, Jr.	0
Michael G. Smith	39,375
Edward M. Tighe 1	61,500

1	Retired as of December 31, 2020.
Mr. Sanders did not receive compensation from any of the funds in the Fund Complex. The officers, as well as the Interested Trustee, are paid by IICO or its affiliates.
The board of directors of the Ivy Funds’ predecessor funds created an honorary position of Director Emeritus, whereby a director of the predecessor funds who attained the age of 75 was required to resign his or her position as director and, unless he or she elected otherwise, to serve as a Director Emeritus, provided the director had served on the board of the predecessor funds (or predecessor entity) for at least five years, which need not have been consecutive. A Director Emeritus had no authority or responsibility with respect to the management of the Funds, but did receive fees in recognition of his or her past services, whether or not services were rendered in his or her capacity as Director Emeritus. The Board has eliminated the plan for present and future Board members.
Under the predecessor board’s plan, a Director Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a director of the predecessor funds. Each of Messrs. William T. Morgan and Paul S. Wise retired as Directors of the Ivy Funds, and both served as Director Emeritus until their passing in December 2019 and October 2019, respectively.
The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Trust, for the fiscal year ended September 30, 2020.
Director Emeritus	Total Compensation from the Trust	Total Compensation from the Fund Complex 1
William T. Morgan	$12,524	$14,500
Paul S. Wise	10,845	12,000

1	The fees paid to each Trustee or Director Emeritus are allocated among the Ivy Funds that were in existence at the time the Trustee or Director elected Emeritus status, based on each Fund’s net assets at that time.
Similarly, the board of the WRA Funds created an honorary emeritus position for former trustees of those funds (a "WRA Funds Trustee Emeritus"). Under that plan, an incumbent trustee who had attained the age of 70 could elect to serve as a Trustee Emeritus. Alternatively, if a trustee was initially elected on or after May 31, 1993 to the board of the WRA Funds or to the board of trustees of either Ivy VIP or InvestEd Portfolios (each, an “Other Trust”), or as a director of a fund to which the WRA Funds or an Other Trust was the successor, and had attained the age of 78, such trustee was required to resign his or her position as trustee and, unless he or she elected otherwise, serve as Trustee Emeritus. In either case, that trustee must have served as a trustee or director of the WRA Funds or an Other Trust for at least five years, which need not have been consecutive. A WRA Funds Trustee Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her Emeritus capacity, but he or she has no authority or responsibility with respect to the management of the Trust. The board of the WRA Funds combined with the Board of the Ivy Funds in 2017; therefore, the only Trustees on the Board of the Ivy Funds who are currently eligible for the position of WRA Funds Trustee Emeritus are those Trustees who were trustees of the WRA Funds on December 31, 2016.
A WRA Funds Trustee Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a trustee or director. If a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust before May 31, 1993, such annual fee is payable as long as the trustee or director holds WRA Funds Trustee Emeritus status, which may be for the remainder of his or her lifetime. However, if a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust on or after May 31, 1993, such WRA Funds Trustee Emeritus receives such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her emeritus service, or in an equivalent lump sum. A Trustee who takes the position of WRA Funds Trustee Emeritus after January 1, 2017, will only receive an annual fee in an amount equal to the annual retainer he or she received in 2016.
Each of Messrs. Jarold W. Boettcher, John A. Dillingham, Albert W. Herman and Frederick Vogel III serves as a WRA Funds Trustee Emeritus. Mr. Vogel initially was elected to a board of directors of a fund in the Fund Complex before May 31, 1993, and therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds WRA Funds Trustee Emeritus status, which may be for the remainder of his lifetime. Each of the other WRA Funds Trustee Emeritus initially were elected after May 31, 1993, and each therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a trustee for three years commencing upon the date he became a WRA Funds Trustee Emeritus. Each of Messrs. William T. Morgan and Paul S. Wise also served as WRA Funds Trustee Emeritus until their passing in December 2019 and October 2019, respectively.
The fees paid to each WRA Funds Trustee Emeritus are allocated among the funds that were in existence at the time the WRA Funds Trustee Emeritus was elected to that status, based on each fund’s net assets at that time. As a result of transactions by which certain Ivy Funds assumed the assets and liabilities of corresponding predecessor WRA Funds, such payments are the responsibility of the corresponding successor Funds.
The following table shows the total fees paid, as well as the portion of those fees paid by the Trust to the current WRA Funds Trustee Emeritus, for the fiscal year ended September 30, 2020:
Director Emeritus	Aggregate Compensation from the Trust	Total Compensation from the Fund Complex
Jarold W. Boettcher	$167,770	$200,000
John A. Dillingham	142,033	170,000
Albert W. Herman	28,586	42,500
William T. Morgan	12,524	14,500
Fredrick Vogel III	60,440	78,500
Paul S. Wise	10,845	12,000
Class A and Class E shares of a Fund may be purchased at NAV by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of' financial advisors of Waddell & Reed, and (for Class A shares only) former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/ or the Waddell & Reed Financial, Inc. Retirement Income Plan who are investing the distribution of plan assets into an IRA. For this purpose, child includes stepchild and parent includes stepparent. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A and Class E shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A and Class E shares at NAV into new accounts that are established after October 31, 2019. See
Purchase, Redemption and Pricing of Shares-Net Asset Value Purchases of Class A and Class E Shares
for more information.
The contingent deferred sales charge (CDSC) for Class B shares, Class C shares and Class A and Class E shares that are subject to a CDSC will not apply to redemptions of shares purchased by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children's spouses and spouse's parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and employees of financial advisors of Waddell & Reed. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors who are eligible to sell their Class B or Class C shares (or Class A and Class E shares that are subject to a CDSC) without paying a CDSC are those selling from accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to sell their Class B or Class C shares (or Class A and Class E shares that are subject to a CDSC) without paying a CDSC from accounts that are established after October 31, 2019.
Codes of Ethics
The Trust, ProShare Advisors, IICO and IDI have adopted Codes of Ethics under Rule 17j-1 under the 1940 Act that permits their respective trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. Each Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

Control Persons and Principal Holders of Securities
The following table sets forth information with respect to the Funds, as of December 31, 2020, regarding the record or beneficial ownership of 5% or more of any class of Fund shares. Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares of a Fund) of a particular Fund can control the Fund and affect the outcome of a proxy vote or the direction of management of the Fund.
Fund Name	Class	Shareholder Name	Total Shares Owned	% of Class
Ivy ProShares Interest Rate Hedged High Yield Index Fund	A	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	300,000.000	84.83%
	E	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	100,000.000	85.63%
	I	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	400,000.000	11.21%
	R	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	100,000.000	96.44%

Ivy ProShares MSCI ACWI Index Fund	A	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	750,000.000	48.86%
	A	AMERITRADE INC OMAHA, NE	82,488.800	5.37%
	A	DOUGLAS L BASKINS FORT COLLINS, CO	97,485.680	6.35%
	E	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	100,000.000	67.07%
	I	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	525,000.000	13.22%

Ivy ProShares Russell 2000 Dividend Growers Index Fund	A	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	120,000.000	65.10%
	A	AMERITRADE INC OMAHA, NE	14,351.380	7.79%
	A	Amy Trawick Burke, VA	10,940.470	5.93%
	E	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	80,000.000	73.60%
	N	WADDELL & REED ADVISORS WILSHIRE SHAWNEE MISSION, KS	1,018,719.620	80.84%
	N	WADDELL & REED SHAWNEE MISSION, KS	87,445.700	6.94%

Ivy ProShares S&P 500 Bond Index Fund	A	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	300,000.000	66.92%
	E	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	100,000.000	53.62%
	E	KIRAN KAMITY SAN JOSE, CA	12,814.580	6.87%
	R	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	100,000.000	95.67%

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	A	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	120,000.000	38.43%

Fund Name	Class	Shareholder Name	Total Shares Owned	% of Class
	A	AMERITRADE INC OMAHA, NE	27,763.250	8.89%
	E	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	80,000.000	35.09%
	E	STEVEN W HUNT Alamo Heights, TX	14,106.350	6.19%
	N	WADDELL & REED ADVISORS WILSHIRE SHAWNEE MISSION, KS	5,246,677.010	84.61%
	N	WADDELL & REED SHAWNEE MISSION, KS	347,715.440	5.61%
	R	IVY INVESTMENT MANAGEMENT COMPANY MISSION, KS	80,000.000	95.96%
As of December 31, 2020, all of the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Funds.

Investment Advisory and Other Services
The Management Agreement
The Trust, on behalf of each Fund, has entered into an Investment Management Agreement (Management Agreement) with IICO. Under the Management Agreement, IICO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The Management Agreement obligates IICO to make investments for the account of each Fund in accordance with its best judgment and within the investment objective(s) and restrictions set forth in the Prospectus, this SAI, the 1940 Act and the provisions of the Code relating to RICs, subject to policy decisions adopted by the Board. IICO also determines the securities to be purchased or sold by each Fund and places the orders. IICO may have seed capital invested in a Fund. If so, IICO may from time to time, hedge some or all of that seed capital.
IICO is the parent company of IDI and is a wholly-owned subsidiary of WDR, a publicly-held company. The address of these companies is 6300 Lamar Avenue, Overland Park, Kansas 66202-4200.
The Management Agreement provides that it may be renewed year to year as to each Fund, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Independent Trustees. The Management Agreement also provides that either party has the right to terminate it as to a Fund, without penalty, upon 60 days’ written notice by the Trust to IICO and 120 days’ written notice by IICO to the Trust, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis of the approval by the Board of the Management Agreement on behalf of each Fund is available in the Funds’ Annual Report to Shareholders for the period ended September 30, 2020.
Investment Subadviser
ProShare Advisors LLC (ProShare Advisors)
is an SEC-registered investment adviser located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.
Michael L. Sapir, Co-Founder and Chief Executive Officer of ProShare Advisors since inception and ProFund Advisors LLC since April 1997. Mr. Sapir formerly practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).
Louis M. Mayberg, President of ProShare Advisors from inception to April 2012 and ProFund Advisors LLC from April 1997 to April 2012. Mr. Mayberg co-founded National Capital Companies, L.L.C., an investment bank specializing in financial services companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.
William E. Seale, Ph.D., Chief Economist of ProShare Advisors since inception and ProFund Advisors LLC since 2005. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and an appointment as Chairman of the Department of Finance at The George Washington University. He earned his degrees at the University of Kentucky.

ProShare Advisors serves as investment subadviser to each Fund and, as such, provides investment advice to, and generally conducts the investment management program for, each Fund pursuant to an agreement with IICO. For its services, ProShare Advisors receives fees from IICO pursuant to the following schedule:
	Fee Payable to ProShare Advisors as a Percentage of the Fund’s Average Net Assets
Fund Name	Fund Assets	Fee
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	up to $1 billion	0.175%
	over $1 billion and up to $2 billion	0.165%
	over $2 billion and up to $5 billion	0.155%
	over $5 billion	0.15%
Ivy ProShares Russell 2000 Dividend Growers Index Fund	up to $1 billion	0.20%
	over $1 billion and up to $2 billion	0.19%
	over $2 billion and up to $5 billion	0.18%
	over $5 billion	0.175%
Ivy ProShares Interest Rate Hedged High Yield Index Fund	up to $1 billion	0.25%
	over $1 billion and up to $2 billion	0.24%
	over $2 billion and up to $5 billion	0.23%
	over $5 billion	0.225%
Ivy ProShares S&P 500 Bond Index Fund	up to $1 billion	0.10%
	over $1 billion and up to $2 billion	0.09%
	over $2 billion and up to $5 billion	0.08%
	over $5 billion	0.075%
Ivy ProShares MSCI ACWI Index Fund	up to $1 billion	0.225%
	over $1 billion and up to $2 billion	0.215%
	over $2 billion and up to $5 billion	0.205%
	over $5 billion	0.20%
The subadvisory fee is accrued daily and payable in arrears on the 15 th
day of each calendar month.
The Subadvisory Agreement between IICO and ProShare Advisors will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the Subadvisory Agreement is terminable as to any or all Funds at any time, without penalty, by the Board, by a vote of a majority of the outstanding voting securities of such Fund, or by either party on 60 days’ written notice to the other.
The Subadvisory Agreement provides that it may be renewed from year to year as to each affected Fund, upon approval by (i) the Board of Trustees or the holders of the majority of the outstanding voting securities of the Fund; and (ii) a majority of the Independent Trustees. A discussion regarding the basis of the most recent approval by the Board of Trustees of the renewal of the Subadvisory Agreement is available in the Funds’ Annual Report to Shareholders, for the period ended September 30, 2020.

Payments by the Funds for Management Services
Under the Management Agreement, for IICO’s management services, each Fund pays IICO a fee as described in the Prospectus. Every share class of a Fund has the same management fee.  A discussion regarding management fee reimbursement is contained in the section titled
Distribution Services
below. The management fee paid by a Fund is allocated among the classes of the Fund based on the classes’ relative net assets.
The management fees (both including and excluding waivers, as discussed below) paid to IICO for the past three fiscal years ended September 30, 2020, September 30, 2019 and September 30, 2018 for each of the Funds were:
	2020		2019		2018
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$ 84,272	$ 238,346	$ 156,596	$ 291,786	$ 43,445	$ 146,489
Ivy ProShares MSCI ACWI Index Fund	243,838	500,970	180,596	467,731	149,939	382,518
Ivy ProShares Russell 2000 Dividend Growers Index Fund	388,678	418,616		524,153	376,815	382,766
Ivy ProShares S&P 500 Bond Index Fund		273,937	174,667	210,629	123,760	152,247
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund		1,368,402	1,255,395	1,335,972		1,056,322
In the above table, the terms “including” and “excluding” refer to the effect of a waiver. Where applicable, the amount shown “including” the waiver is the actual management fee paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the management fee that would have been paid by the Fund had the waiver not been in effect.
For purposes of calculating the daily fee, the Funds do not include money owed to them by IDI for shares which it has sold but not yet paid to the Funds. The Funds accrue and pay this fee daily.
Shareholder Services
Under the Shareholder Servicing Agreement entered into between the Trust and Waddell & Reed Services Company, a subsidiary of Waddell & Reed, doing business as WISC, WISC (or one of its agents) performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and the handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. WISC is located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200.
Under the Shareholder Servicing Agreement with respect to Class A and Class E shares of a Fund, the Fund pays WISC an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WISC has agreed to reduce those fees if the number of total Fund accounts within the Fund Complex reaches certain levels.
For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) WISC has agreed to reduce its per account fees charged to the Funds to $6.00 per account on an annualized basis and pays the third parties for performing such services. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.
WISC (including any affiliate of WISC) pays unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests generally are held in an omnibus account. These payments range from an annual fee of $12.00 to $21.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month. WISC pays the third parties for performing such services and the Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $18.00 per account or an annual fee of 0.20 of 1% that is based on average daily net assets.
With respect to Class I shares, each Fund pays WISC an amount payable on the first day of each month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.
With respect to Class R shares, each Fund pays WISC an amount payable on the first day of the month equal to 1/12 of 0.25 of 1% of the average daily net assets of the Class for the preceding month.
With respect to Class N shares, each Fund pays WISC an amount payable on the first day of the month equal to 1/12 of 0.01 of 1% of the average daily net assets of the Class for the preceding month.
Fees paid to WISC under the Shareholder Servicing Agreement during the past three fiscal years ended September 30, 2020, September 30, 2019 and September 30, 2018 were as follows:
	2020		2019		2018
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$ 2,311	$ 66,238	$2,448	$ 81,759	$ 2,444	$ 37,863
Ivy ProShares MSCI ACWI Index Fund	4,218	101,538	5,628	95,846	5,744	77,546
Ivy ProShares Russell 2000 Dividend Growers Index Fund	3,534	127,238	5,208	154,631	2,150	109,748
Ivy ProShares S&P 500 Bond Index Fund	2,805	198,754	2,540	151,926	2,451	92,257
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	39,554	462,261	2,386	451,928	18,170	326,271
Where applicable, the amount shown “including” the waiver, in the table above, is the actual shareholder servicing fee paid with a shareholder servicing fee waiver in effect, whereas the amount shown “excluding” the waiver is the shareholder servicing fee that would have been paid by the Fund had the waiver not been in effect.
The Funds also pay certain out-of-pocket expenses of WISC, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WISC in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by IICO or WISC. Out-of-pocket expenses of WISC paid during the past three fiscal years ended September 30, 2020, September 30, 2019 and September 30, 2018 were as follows:
	2020		2019		2018
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$ 2	$ 9,330	$ 14	$11,626	$ 1	$ 5,197
Ivy ProShares MSCI ACWI Index Fund	1	17,734	28	20,714	1	8,320
Ivy ProShares Russell 2000 Dividend Growers Index Fund	20,311	29,405	22,988	32,962	1	17,756
Ivy ProShares S&P 500 Bond Index Fund	8,266	24,917	10	21,622	1	9,231
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	48,422	50,235	12	54,469	28,860	29,595
Where applicable, the amount shown “including” the waiver, in the table above, is the actual out-of-pocket expenses paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the out-of-pocket expenses that would have been paid by the Fund had the waiver not been in effect.

Accounting Services
Under the Accounting and Administrative Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC (or a sub-agent) provides the Funds with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting and Administrative Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.
Under the Accounting and Administrative Services Agreement, each Fund pays WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.
Accounting Services Fee:
Average Daily Net Assets for the Month	Monthly Fee
$0 - $10 million	$ 0
$10 - $25 million	$ 958
$25 - $50 million	$ 1,925
$50 - $100 million	$ 2,958
$100 - $200 million	$ 4,033
$200 - $350 million	$ 5,267
$350 - $550 million	$ 6,875
$550 - $750 million	$ 8,025
$750 - $1.0 billion	$10,133
$1.0 billion and over	$12,375
In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly base fee.
Each Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets, with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Fund’s assets are at least $10 million.
Fees paid to WISC during the past three fiscal years ended September 30, 2020, September 30, 2019 and September 30, 2018 for accounting services for each of the Funds were as follows:
	2020	2019	2018
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$ 36,995	$ 43,737	$ 23,034
Ivy ProShares MSCI ACWI Index Fund	62,854	60,080	47,490
Ivy ProShares Russell 2000 Dividend Growers Index Fund	55,171	66,357	54,557
Ivy ProShares S&P 500 Bond Index Fund	66,934	59,058	46,578
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	127,971	128,934	105,821
Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, IICO and WISC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Funds under the Shareholder Servicing Agreement are described above. IICO and its affiliates pay the Trustees and Trust officers who are affiliated with IICO and its affiliates. The Funds pay the fees and expenses of the Independent Trustees.
Each Fund pays all of its other expenses. These include, for each Fund, the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Funds under federal or other securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, costs of systems or services used to price Fund securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services
Under the Distribution Agreement entered into between the Trust and IDI, IDI serves as principal underwriter and distributor to the Funds.
Under the Distribution and Service Plan (Plan) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1), for Class A shares, each Fund may pay IDI a fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class A shares, paid daily, to compensate IDI for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.
Under the Plan, for Class E shares, each Fund that offers this share class pays IDI a fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class E shares, paid daily, to compensate IDI for its costs and expenses in connection with, either directly or through others, the distribution of the Class E shares, the provision of personal services to Class E shareholders and/or maintenance of Class E shareholder accounts.
Under the Plan, for Class R shares, each Fund that offers this share class pays IDI a distribution and service fee at an annual rate of 0.50% of the Fund’s average annual net assets attributable to Class R shares, paid daily, to compensate IDI for its services, either directly or through others, in connection with the distribution of Class R shares, the provision of personal services to shareholders and/or maintenance of Class R shareholder accounts.
Class I and Class N shares are not covered under the Plan.
IDI offers the Funds’ shares through affiliated and non-affiliated investment professionals and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through the sales force, IDI pays commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds’ shares, as applicable. The Plan permits IDI to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also contemplates that IDI may be compensated for its activities in connection with: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Funds, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. The Plan and the Distribution Agreement contemplate that IDI may be compensated for these class-related distribution efforts through the distribution fee.
The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and IDI or WISC, as well as other parties also may provide services to shareholders through telephonic means and written communications. IDI may pay other broker-dealers a portion of the fees it receives under the Plan as well as other compensation in connection with the distribution of Fund shares.
For the fiscal year ended September 30, 2020, the Funds paid (or accrued) the following amounts as distribution fees and service fees for Class A Shares of each of the noted Funds:
Fund	Distribution and Service Fees
Ivy ProShares Interest Rate Hedged High Yield Index Fund*	$ 7,396
Ivy ProShares MSCI ACWI Index Fund*	42,223
Ivy ProShares Russell 2000 Dividend Growers Index Fund	4,260

Fund	Distribution and Service Fees
Ivy ProShares S&P 500 Bond Index Fund	10,213
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	7,646

*	Ivy ProShares Interest Rate Hedged High Yield Index Fund and Ivy ProShares MSCI ACWI Index Fund Class A shares would have paid $7,437 and $43,960, respectively, in distribution and service fees without a waiver in place impacting these Funds.
For the fiscal year ended September 30, 2020, the Funds paid (or accrued) the following amounts as distribution fees and service fees for Class E Shares of each of the noted Funds:
Fund	Distribution and Service Fees
Ivy ProShares Interest Rate Hedged High Yield Index Fund*	$2,590
Ivy ProShares MSCI ACWI Index Fund*	824
Ivy ProShares Russell 2000 Dividend Growers Index Fund*	905
Ivy ProShares S&P 500 Bond Index Fund*	3,170
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund*	3,160

*	Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares S& P 500 Dividend Aristocrats Index Fund Class E shares would have paid $2,837, $4,045, $2,589, $3,956 and $5,912, respectively, in distribution and service fees without a waiver in place impacting these Funds.
For the fiscal year ended September 30, 2020, the Funds paid (or accrued) the following amounts as distribution fees and service fees for Class R Shares of each of the noted Funds:
Fund	Distribution and Service Fees
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$4,630
Ivy ProShares S&P 500 Bond Index Fund	5,597
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	5,257
The only Trustees or interested persons, as defined in the 1940 Act, of the Funds who have a direct or indirect financial interest in the operation of the Plan are the officers and Trustees who also are officers of either IDI or its affiliate(s) or who are shareholders of WDR, the indirect parent company of IDI. The Plan is anticipated to benefit the Fund and its shareholders of the affected class through IDI’s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that its shareholders of a particular class may benefit to the extent that IDI’s activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder’s share of Fund and class expenses. Increased Fund assets also may provide greater resources with which to pursue the objective(s) of the Fund. Further, continuing sales of shares also may reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from the Plan will provide IDI with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its shareholders of the affected class.
To the extent that IDI incurs expenses for which compensation may be made under the Plan that relate to distribution and service activities also involving another Fund within the Ivy Funds, IDI typically determines the amount attributable to the Fund’s expenses under the Plan on the basis of a combination of the respective classes’ relative net assets and number of shareholder accounts.
The Plan and the Underwriting Agreement were approved by the Board, including the Independent Trustees (who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan).

Among other things, the Plan provides that (1) IDI will provide to the Trustees at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved by the Trustees including the Independent Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding voting securities of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Independent Trustees will be committed to the discretion of the Independent Trustees.
Through January 31, 2022, IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions and extraordinary expenses, if any) for Ivy ProShares S&P 500 Dividend Aristocrats Index Fund as follows: Class A shares at 0.74%; Class E shares at 0.60%; and Class I and Class N shares at 0.50%.
Through January 31, 2022, IICO, IDI, and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions and extraordinary expenses, if any) for Ivy ProShares Russell 2000 Dividend Growers Index Fund as follows: Class A shares at 0.88%; Class E shares at 0.71%; and Class I and Class N shares at 0.65%.
Through January 31, 2022, IICO, IDI, and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions and extraordinary expenses, if any) for Ivy ProShares Interest Rate Hedged High Yield Index Fund as follows: Class A at 0.90%, Class E at 0.81%, and Class I shares at 0.65%.
Through January 31, 2022, IICO, IDI, and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions and extraordinary expenses, if any) for Ivy ProShares S&P 500 Bond Index Fund as follows: Class A shares at 0.65%; Class E shares at 0.59%; and Class I shares at 0.40%.
Through January 31, 2022, IICO, IDI, and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions and extraordinary expenses, if any) for Ivy ProShares MSCI ACWI Index Fund as follows: Class A shares at 0.89%; Class E shares at 0.70%; and Class I shares at 0.65%.
Through January 31, 2022, for each Fund that offers Class N shares, to the extent that the total annual ordinary fund operating expenses of Class N shares exceeds the total annual ordinary fund operating expenses of the Class I shares, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares of such Fund do not exceed the total annual ordinary fund operating expenses of the Fund’s Class I shares, as calculated at the end of each month.
Compensation to Broker-Dealers and Other Financial Intermediaries
All classes of the Funds are offered through IDI and non-affiliated third-party broker-dealers. Certain share classes also are offered through Waddell & Reed. IDI has agreements with its affiliated and certain non-affiliated broker-dealers in which it has agreed to pay a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including: for Class A  or Class E shares purchased at NAV, IDI may pay up to 1.00% of net assets invested.
Additionally, IDI has selling agreements with certain financial intermediaries which provide for IDI to pay fees to such intermediaries based on a percentage of assets, sales and/or an amount per shareholder account. IDI makes payments to such intermediaries from its own resources and from amounts reimbursed by IICO. These reimbursements to IDI are funded out of IICO’s net income.

Sales Charges for Class A and Class E Shares
IDI reallows to broker-dealers a portion of the sales charge paid for purchases of Class A  or Class E shares as described below and in the Prospectus. A major portion of the sales charge for Class A and Class E shares and the CDSC for certain Class A and Class E shares are paid to financial advisors and registered representatives of third-party broker- dealers. IDI may compensate financial advisors for purchases with no associated front-end sales charge or CDSC.
Class A and Class E shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following tables:
Size of Purchase	Sales Charge as Percent of Offering Price 1	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $250,000	2.50%	2.56%	2.00%
$250,000 and over 2	0.00	0.00	see below

1	Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.
2	No sales charge is payable at the time of purchase on investments of $250,000 or more in a Fund, although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.
IDI may pay dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:
1.00% - Sales of $250,000 to $3,999,999.99
0.50% - Sales of $4.0 million to $49,999,999.99
0.25% - Sales of $50.0 million or more
On each purchase of the Class A and Class E shares of the Funds offered at the then public offering price, including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in each Fund’s then current prospectus and in this SAI (see
Reasons for Differences in the Public Offering Price of Class A and Class E Shares
).
Custodial and Auditing Services
The Funds' custodian is The Bank of New York Mellon (BNYM), and its address is One Wall Street, New York, New York. In general, the custodian is responsible for holding the Funds' cash and securities. Deloitte & Touche LLP, located at 1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Funds' Independent Registered Public Accounting Firm, audits the financial statements and financial highlights of each Fund.
Securities Lending
The Board has approved certain Funds' participation in a securities lending program, whereby a participating Fund lends certain of its portfolio securities to borrowers to receive additional income and increase the rate of return of its portfolio. BNYM serves as the securities lending agent for the program. As securities lending agent, BNYM is responsible for (i) selecting borrowers from a pre-approved list of borrowers and executing a securities lending agreement as agent on behalf of a Fund with each such borrower; (ii) negotiating the terms of securities loans, including the amount of fees or rebates; (iii) receiving and investing collateral in connection with any loaned securities in pre-approved investment vehicles; (iv) monitoring the daily value of the loaned securities and demanding the payment of additional collateral, as necessary; (v) terminating securities loans and arranging for the return of loaned securities and collateral at such termination; and (vi) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities. The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of the Funds that engaged in securities lending during the fiscal year ended September 30, 2020:
Securities Lending Activities	Ivy ProShares MSCI ACWI Index Fund	Ivy ProShares Russell 2000 Dividend Growers Index Fund	Ivy ProShares S&P 500 Bond Index Fund	Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Gross income from securities lending activities	$ 5,716	$13,900	$ 1,487	$ 14,421
Securities lending income paid to BNYM for services as securities lending agent	718	663	105	1,670
Cash collateral management fees not included in securities lending income paid to BNYM	0	0	0	0
Administrative fees not included in securities lending income paid to BNYM	0	0	0	0
Indemnification fees not included in securities lending income paid to BNYM	0	0	0	0
Rebates paid to (received from) borrowers	(3,306)	5,604	169	(6,455)
Other fees not included in securities lending income paid to BNYM	0	0	0	0
Aggregate fees/compensation for securities lending activities	(2,588)	6,267	274	(4,785)
Net income from securities lending activities	$8,304	$ 7,633	$1,213	$19,206

Portfolio Managers
Portfolio Managers Employed by ProShare Advisors
The following tables provide information relating to the portfolio managers of the Funds as of September 30, 2020:
Scott Hanson—Ivy ProShares MSCI ACWI Index Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	41	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$848	$0	$77
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 0	$0	$ 0

Alexander Ilyasov—	Ivy ProShares Interest Rate Hedged High Yield Index Fund
Ivy ProShares S&P 500 Bond Index Fund
Ivy ProShares MSCI ACWI Index Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	67	18	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,256	$4,533	$257
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 0	$ 0	$ 0

Benjamin McAbee—	Ivy ProShares Interest Rate Hedged High Yield Index Fund
Ivy ProShares S&P 500 Bond Index Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	6	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$443	$110	$180
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 0	$ 0	$ 0

Michael Neches—	Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Ivy ProShares Russell 2000 Dividend Growers Index Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	160	0	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Assets Managed (in millions)	$39,968	$0	$475
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 0	$0	$ 0

Devin Sullivan—	Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Ivy ProShares Russell 2000 Dividend Growers Index Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	84	0	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$35,973	$0	$475
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 0	$0	$ 0
Conflicts of Interest for ProShare Advisors
Portfolio managers are generally responsible for multiple investment company accounts. As described below, certain inherent conflicts of interest arise from the fact that a portfolio manager has responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities.
In the course of providing advisory services, ProShare Advisors may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. ProShare Advisors also may recommend the purchase or sale of securities that may also be recommended by ProFund Advisors LLC, an affiliate of ProShare Advisors.
ProShare Advisors, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in ProShare Advisors’ clients, such as the Funds. Thus ProShare Advisors may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. ProShare Advisors may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.
Compensation for ProShare Advisors
ProShare Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.
Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Ownership of Securities
As of September 30, 2020, the dollar range of shares beneficially owned by each specified portfolio manager was:
Manager	Dollar Range of Shares Owned in Ivy ProShares Interest Rate Hedged High Yield Index Fund	Dollar Range of Shares Owned in Ivy ProShares S&P 500 Bond Index Fund	Dollar Range of Shares Owned in the Fund Complex
Alexander Ilyasov	$0	$0	$0
Benjamin McAbee	$0	$0	$0

Manager	Dollar Range of Shares Owned in Ivy ProShares MSCI ACWI Index Fund	Dollar Range of Shares Owned in the Fund Complex
Alexander Ilyasov	$0	$0
Scott Hanson	$0	$0

Manager	Dollar Range of Shares Owned in Ivy ProShares Russell 2000 Dividend Growers Index Fund	Dollar Range of Shares Owned in Ivy Proshares S&P 500 Dividend Aristocrats Index Fund	Dollar Range of Shares Owned in the Fund Complex
Michael Neches	$0	$0	$0
Devin Sullivan	$0	$0	$0
Brokerage Allocation and Other Practices
One of the duties undertaken by IICO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Funds. For each Fund, IICO has delegated this duty to ProShare Advisors. Therefore, subject to the general supervision by the Board, ProShare Advisors is responsible for decisions to buy and sell securities and derivatives for each of the Funds and the selection of brokers and dealers to effect transactions.
Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, ProShare Advisors may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward contracts. ProShare Advisors may also choose to cross trade securities between clients to save costs where allowed under applicable law.
The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. ProShare Advisors believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and ProShare Advisors from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, ProShare Advisors relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, ProShare Advisors considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity and responsiveness.

ProShare Advisors may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or ProShare Advisors. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.
For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index) ProShare Advisors evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.
Consistent with a Fund’s investment objective, ProShare Advisors may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. ProShare Advisors will generally distribute such benefits pro rata to applicable client trades.
In addition, ProShare Advisors, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding—whether written or oral—under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Fund’s shares.
The following table sets forth the brokerage commissions paid by each of the Funds for the past three fiscal years ended September 30, 2020, September 30, 2019 and September 30, 2018. These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.
	2020	2019	2018
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$ 4,754	$ 5,731	$ 3,545
Ivy ProShares MSCI ACWI Index Fund	14,990	10,295	15,653
Ivy ProShares Russell 2000 Dividend Growers Index Fund	277,219	10,374	19,360
Ivy ProShares S&P 500 Bond Index Fund	0	0	0
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	35,523	25,248	50,142
Total	$332,486	$51,648	$88,700
As of September 30, 2020, each of the following Funds held securities issued by their respective regular broker-dealers, as follows (all amounts in thousands):
Ivy ProShares MSCI ACWI Index Fund owned Bank of America Corp., Barclays plc, Citigroup, Inc., Credit Suisse Group AG, Goldman Sachs Group, Inc. (The), JPMorgan Chase & Co., Mizuho Financial Group, Inc., Prudential Financial, Inc., UBS Group AG and Wells Fargo & Co. securities in the aggregate amounts of $278, $36, $122, $37, $103, $436, $37, $42, $63 and $130, respectively. Bank of America Corp. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Barclays plc is the parent of Barclays Capital Inc., a regular broker of the Fund. Citigroup, Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Credit Suisse Group AG is the parent of Credit Suisse, a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Mizuho Financial Group, Inc. is the parent of Mizuho Securities USA Inc., a regular broker of the Fund. Prudential Financial, Inc. is the parent of Prudential Funding LLC, a regular broker of the Fund. UBS Group AG is the parent of UBS Securities LLC, a regular broker of the Fund. Wells Fargo & Co. is the parent of Wells Fargo Securities LLC, a regular broker of the Fund.
Ivy ProShares S&P 500 Bond Index Fund owned Bank of America Corp., Citigroup, Inc., Goldman Sachs Group, Inc. (The), JPMorgan Chase & Co., Prudential Financial, Inc. and Wells Fargo & Co. securities in the aggregate amounts of

$2,785, $2,940, $4,958, $2,755, $350 and $4,777, respectively. Bank of America Corp. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Citigroup, Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Prudential Financial, Inc. is the parent of Prudential Funding LLC, a regular broker of the Fund. Wells Fargo & Co. is the parent of Wells Fargo Securities LLC, a regular broker of the Fund.
Proxy Voting Policy for IICO
The Funds have delegated all proxy voting responsibilities to IICO. IICO has established guidelines that reflect what it believes are desirable principles of corporate governance.
Listed below are several reoccurring issues and IICO’s corresponding positions.
Board of Directors Issues:
IICO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.
IICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.
IICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IICO will support such protection so long as it does not exceed reasonable standards.
IICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.
Corporate Governance Issues:
IICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.
IICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.
IICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.
IICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.
IICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals generally are not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.
Executive/Employee Issues:
IICO generally will vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:
IICO generally will vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions generally are made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.
Conflicts of Interest Between IICO and Ivy Funds:
IICO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.
(1)
Identifying Conflicts of Interest:
IICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of a Fund's shareholders on a proxy voting matter. IICO will review the following three general categories with respect to any proxy voting matter to determine if there is a potential conflict:

•
Business Relationships
– IICO will review any business relationships for a material conflict where IICO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it (or an affiliate) is actively soliciting any such business from a company; or if IICO has determined that IICO (or an affiliate) otherwise has a similar significant relationship with a third party.

•
Personal Relationships
– IICO will review any personal relationships where it (or an affiliate) has a known personal relationship with the issuer’s management or other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•
Familial Relationships
– IICO will review any family relationships where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists. Any person with knowledge of a potential conflict of interest of IICO (or an affiliate) for a particular item shall disclose that conflict to the Director of Research of IICO. Any person with a known potential conflict of interest for a particular item shall disclose that conflict to the Director of Research and otherwise remove himself or herself from the proxy voting process with respect to that item. IICO or the Director of Research also will review all known relationships of portfolio managers and senior management for potential conflicts. IICO will designate an individual or committee to review all proxies to be voted by IICO on behalf of the Funds and identify any potential conflicts of interest on an ongoing basis.

(2)
Determining “Material Conflicts”:
IICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, IICO will determine materiality based on the reasonable likelihood that the relationship, in the particular context, could be viewed as important by the average shareholder.

(3)	Procedures to Address Material Conflicts: IICO will use one or more of the following methods to vote proxies that have been determined to present a “Material Conflict.”
•
Use a Proxy Voting Service for Specific Proposals
– As a primary means of voting material conflicts, IICO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•
Use a Predetermined Voting Policy
– If no directives are provided by an independent proxy voting service, IICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established therein, should such subject matter fall sufficiently within the identified subject matter.

If the issue involves a material conflict and IICO uses this method, IICO will not be permitted to vary from the established voting policies established therein.
•
Seek Board Guidance
– Finally, if the Material Conflict does not fall within one of the situations referenced above, IICO may seek guidance from the Board on voting the proxy for such matters. Under this method, IICO will disclose the nature of the conflict to the Board (or a committee of the Board consisting primarily of disinterested directors and to whom authority to direct proxy voting has been delegated) and obtain the Board’s consent or direction to vote the proxies.

For each Fund, IICO has delegated all proxy voting responsibilities to ProShare Advisors. ProShare Advisors' proxy voting policy is set forth in
Appendix B
to this SAI.
Proxy Voting Record
Each Fund is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for each Fund relating to its portfolio securities were voted during the most recent 12-month period ended June 30, 2020, is available without charge at
www.ivyinvestments.com
, and on the SEC’s website at
http://www.sec.gov
.
Trust Shares
The Shares of the Funds
The shares of each of the Funds represent an interest in that Fund’s securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.
Each Fund currently offers three classes of shares: Class A, Class E and Class I. Ivy ProShares S&P 500 Dividend Aristocrats Index Fund and Ivy ProShares Russell 2000 Dividend Growers Index Fund also offer Class N shares and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund and Ivy ProShares S&P 500 Bond Index Fund also offer Class R shares. Each class of a Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A and Class E shares are subject to an initial sales charge, a CDSC and to an ongoing distribution and/or service fee.
Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Each Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal dividend, liquidation and redemption rights. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder. Shares are fully paid and nonassessable when purchased.
The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.
Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust. There normally will be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust.
On certain matters such as the election of Trustees, all shares of all of the Funds vote together as a single class. On other matters affecting a particular Fund (such as approval of its Investment Management Agreement or a change in its fundamental investment restrictions), the shares of that Fund vote together as a separate class, except that as to matters for which a separate vote of a class of Fund shares is required by the 1940 Act or which affects the interests of one or more particular classes of Fund shares, the affected shareholders vote as a separate class, such as with respect to a change in an investment restriction of a Fund. In voting on a Management Agreement for a Fund, approval by the shareholders of that Fund is effective as to the Fund whether or not enough votes are received from the shareholders of any of the other Funds to approve the Management Agreements for the other Funds. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder.
Purchase, Redemption and Pricing of Shares
Purchase of Shares
Minimum Initial and Subsequent Investments
The Funds’ initial and subsequent investment minimums generally are as follows, although the Funds and/or IDI may reduce or waive the minimums in some cases:
For Class A shares and Class E shares, initial investments must be at least $750 (per Fund) for Class A shares and $250 (per Fund) for Class E shares with the exceptions described in this paragraph. A minimum initial investment described in the Prospectus pertains to certain exchanges of shares from one fund to another fund within the Ivy Funds or InvestEd Portfolios. A $150 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $50 or more made from a bank account. Shareholders purchasing through payroll deduction and salary deferral and/or employers making contributions to retirement accounts established with employer discretionary contributions may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See,
Exchanges for Shares of Other Ivy Funds or Shares of Funds within the InvestEd Portfolios
.
With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.
For Class I shares, Class N shares  and Class R shares, please check with your broker-dealer, plan administrator or third party recordkeeper for information about minimum investment requirements.
Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IICO deems to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Funds may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Funds will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund’s shares will be sold for NAV determined at the same time the accepted securities are valued. The Funds will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Funds must comply with the applicable laws of certain states.

Reduced Sales Charges (Applicable to Class A and Class E shares only)
Lower sales charges on the purchase of Class A and Class E shares are available by:
•
Rights of Accumulation:
combining the value of additional purchases of shares of any of the funds within the Ivy Funds and/or the InvestEd Portfolios with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see
Account Grouping
below) and (ii) the NAV of any class of shares of any of the funds within the Ivy Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed. If your shares are held in an account directly with the Ivy Funds, you must inform WISC that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined to be entitled to Rights of Accumulation. If your shares are held in an omnibus account through a financial intermediary, you must notify the intermediary of  your eligibility for Rights of Accumulation at the time of your purchase. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

•
Letter of Intent:
grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in
Account Grouping
below, and your shares of any of the funds within the Ivy Funds held in any MAP or SPA program through Waddell & Reed, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than 90 days after the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the 30 calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IDI reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at 5% of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in the Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in the Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.
Purchases of shares of any of the funds within the Ivy Funds and/or the InvestEd Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.
•
Account Grouping:
grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds within the Ivy Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (
e.g.
, you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.
With respect to purchases under retirement plans:
1.	All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.
2.	All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Account (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with the other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.
3.	All purchases of Class A shares made by you or your spouse for (a) your respective IRAs or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code may be grouped, provided that such purchases are subject to a sales charge (see
Sales Charge Waivers for Certain Transactions
below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase) or (b) your respective employee benefit plan accounts under Section 401(a) of the Code, including a 401(k) plan, may be grouped, provided that you and your spouse are the only participants in the plan.
In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.
If you are investing $250,000 or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A or Class E shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a WISC representative can answer your questions and help you determine if you are eligible.
Large Purchases
Reduced sales charges apply to large purchases of the Class A and Class E shares of any of the funds within the Ivy Funds or InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A or Class E shares in any of the funds within the Ivy Funds and/or a purchase or holding of shares of InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Ivy Cash Management Fund or Ivy Government Money Market Fund that were acquired by exchange of another Fund’s Class A shares or InvestEd Portfolios shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, also are taken into account. Additionally, Class B, Class C and Class E shares are taken into account.

Net Asset Value Purchases of Class A and Class E Shares
Class A and Class E shares of a Fund may be purchased at NAV by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and (for Class A shares only) former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are investing the distribution of plan assets into an IRA through Waddell & Reed. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A and Class E shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A and Class E shares at NAV into new accounts that are established after October 31, 2019.
For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by IDI or its affiliates established for any of these eligible purchasers also may be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant also may be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser also are eligible for NAV purchases of Class A shares. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A and Class E shares at NAV whether or not the custodian himself is an eligible purchaser.
Trustees, officers, directors or employees of Minnesota Life Insurance Company (Minnesota Life) or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each may purchase Class A shares at NAV, including purchases into certain retirement plans and certain trusts for these individuals.
Clients of those financial intermediaries that have entered into an agreement with IDI and that have been approved by IDI to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients) may purchase Class A shares at NAV.
Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker-dealers with which IDI has entered into selling agreements may purchase Class A and Class E shares at NAV.
Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.
Purchases of Class A shares may be made at NAV by participants in an employee benefit plan described in Section 401(a) (including a 401(k) plan) or Section 457(b) of the Code, where the plan has 100 or more eligible participants, and the shares are held in individual plan participant accounts on the Fund’s records.
Purchases of Class E shares may be made at NAV for Ivy Funds InvestEd 529 Plan accounts by participants in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deductions.
Individuals (other than those individuals whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I or Y shares may purchase Class A shares at NAV.
Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which IICO has entered into sub-advisory agreements may purchase Class A and Class E shares at NAV.
Individuals in a multi-participant employee benefit plan described in Sections 401(a), 403(b), or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless IDI has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver, may purchase Class A shares at NAV.
Individuals investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers may purchase Class A shares at NAV.
Individuals investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a), other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974 may purchase Class A shares at NAV, provided that such plan is assigned to Waddell & Reed as the broker-dealer of record at the time of transfer or rollover.
Purchases of Class A shares by individuals (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Ivy Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b), or 457(b) of the Code, and IRAs under Section 408 of the Code may be made at NAV, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution.
Clients who transferred their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the Ivy Funds InvestEd 529 Plan due to the closing of the SM&R-sponsored 529 Plan, and who established their SM&R-sponsored Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R may purchase Class E shares at NAV.
Individuals (other than individuals whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date may purchase Class A shares at NAV.
Individuals investing into any account the proceeds from the sale of shares previously held within an investment advisory program sponsored by Waddell & Reed may purchase Class A shares at NAV.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund are not charged a sales load and are purchased at NAV.
For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.
For Class A and Class E shares, a 1% CDSC is only imposed on Class A and Class E shares that were purchased at NAV for $250,000 or more that are subsequently redeemed within 12 months of purchase.
Sales Charge Waivers for Certain Transactions
Class A  or Class E shares may be purchased at NAV through:
•
Exchange
of Class A  or Class E shares of another fund within the Ivy Funds or shares of any portfolio within the InvestEd Portfolios if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

•
Reinvestment
once each calendar year of all or part of the proceeds of redemptions of your Class A  or Class E shares into the same Fund and account from which the shares were redeemed, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

•
Payments of Principal and Interest on Loans
made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Class E shares may be purchased at NAV through:
•
Direct rollover
initiated from an account in a qualified state tuition program, where (i) such account is under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code, (ii) the shares were purchased through a broker-dealer, and (iii) the selling agreement or any other agreement between IDI and the broker-dealer does not prohibit direct rollovers at NAV into another qualified state tuition program. The sales charge waiver only applies to the shares purchased with the direct rollover proceeds. Additional contributions made to your Ivy InvestEd Plan account will be assessed the applicable sales charge. If rolling over assets from an in-state to an out-of-state 529 Plan, you should be aware that some states require the recapture of prior state tax benefits and/or the rollover may be otherwise taxable by the state from whose 529 Plan you are exiting. You should also consider possible withdrawal charges by the 529 Plan which you are exiting and differences in ongoing fees. You should consult a qualified tax advisor for individualized advice before initiating the rollover.

Reasons for Differences in the Public Offering Price of Class A and Class E Shares
As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A and Class E shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A and Class E shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A and Class E shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.
In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A and Class E shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares from Ivy Cash Management Fund or Ivy Government Money Market Fund are subject to any sales charge applicable to the Ivy Fund being exchanged into, unless the Ivy Cash Management Fund or Ivy Government Money Market Fund shares were previously acquired by an exchange from Class A shares of another Ivy Fund for which a sales charge was already paid. Sales of Class A and Class E shares without a sales charge are permitted to Trustees, officers of the Trust and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A and Class E shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A and Class E Shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the Investment Company Act of 1940, as amended (1940 Act) from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges also may be used for certain short-term promotional activities by IDI. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A and Class E shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.
Flexible Withdrawal Service for Class A Shareholders
You may arrange to receive through the Flexible Withdrawal Service (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A shares that you own of any of the funds within the Ivy Funds.

It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.
The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.
You can choose to have shares redeemed to receive:
1.	a monthly, quarterly, semiannual or annual payment of $50 or more;
2.	a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or
3.	a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).
Shares may be redeemed on any business day. Payments are made within 5 days of the redemption.
Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.
The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request that payment of such distributions be made in cash. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may result in your recognizing a gain or loss for federal income tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.
You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund also can terminate the Service by notifying you in writing.
After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your federal income tax return.
Flexible Withdrawal Service for Class E Shareholders
You may arrange to receive through the Service regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class E shares that you own in a Fund. It would be a disadvantage to an investor to make additional purchases of shares while the Service is in effect because it would result in duplication of sales charges. Certain shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.
The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal outside of the Service.

You can choose to have shares redeemed to receive:
1.	A monthly, quarterly, semiannual or annual payment of $50 or more;
2.	A monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or
3.	A monthly or quarterly payment which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).
The Service is subject to the following conditions:
1.	Withdrawal must be used for the benefit of the named Designated Beneficiary on the account.
2.	Withdrawal must be used for “qualified higher education expenses” (as defined in the Code).
Shares may be redeemed on any business day. Payments are made within 5 days of the redemption.
The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may result in a gain or loss for tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment. You may, at any time, change the manner in which you have chosen to have the shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Trust also can terminate the Service by notifying you in writing.
After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your federal income tax return.
Group Systematic Investment Program
Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Funds and IDI do not themselves organize, offer or administer any such programs. However, depending upon the size of the program, the Funds or IDI may waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs, such group systematic investment programs are not entitled to special tax benefits under the Code. The Funds reserve the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.
Exchanges for Shares of Other Ivy Funds or Shares of Funds within the InvestEd Portfolios
Class A Share Exchanges
Once a sales charge has been paid on Class A shares of an Ivy Fund or on shares of InvestEd Portfolios (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another fund within the Ivy Funds or shares of the InvestEd Portfolios. Minimum initial investment and subsequent investment requirements apply to such exchanges.
You may exchange Class A shares you own in another Ivy Fund or shares of InvestEd Portfolios for Class A shares of an Ivy Fund without charge if (1) a sales charge was paid on these shares, (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $250,000 or more will be treated the same, for this purpose, as shares on which a sales charge was paid. Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Ivy Cash Management Fund or Ivy Government Money Market Fund automatically exchanged each month into Class A shares of an Ivy Fund, provided you already own Class A shares of that Ivy Fund. Minimum initial investment and subsequent investment requirements apply to such exchanges.
Exchanges of shares from Ivy Cash Management Fund or Ivy Government Money Market Fund (“money market fund shares”) are subject to any sales charge applicable to the Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class A or Class E shares of a non-money market fund upon which a sales charge has already been paid.
You may redeem your Class A shares of an Ivy Fund and use the proceeds to purchase Class I shares of the Fund if you meet the criteria for purchasing Class I shares.
Class E Share Exchanges
Class E shares of an Ivy Fund may be exchanged for Class E shares of any other fund within the Ivy Funds that offers Class E shares. Pursuant to rules applicable to all 529 Plans, you may only exchange your Class E shares in your Ivy Funds InvestEd 529 Plan account twice each calendar year or upon a change in the Designated Beneficiary on the account.
Exchanges of shares from Ivy Government Money Market Fund (money market fund shares) are subject to any sales charge applicable to the Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class E shares of a non-money market fund upon which a sales charge has already been paid.
Class I Share Exchanges
Class I shares of an Ivy Fund may be exchanged for Class I shares of any other fund within the Ivy Funds that offers Class I shares, or for Class A shares of Ivy Cash Management Fund or Ivy Government Money Market Fund.
Class N Share Exchanges
Class N shares of an Ivy Fund may be exchanged for Class N shares of any other fund within the Ivy Funds that offers Class N shares.
Class R Share Exchanges
Class R shares of an Ivy Fund may be exchanged for Class R shares of any other fund within the Ivy Funds that offers Class R shares.
General Exchange Information
You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each Ivy Fund and funds within the InvestEd Portfolios may be sold only within the United States, the Commonwealth of Puerto Rico, and the U.S. Virgin Islands. In addition, each fund within the Ivy Funds also may be sold in Guam.
The exchange will be made at the NAVs next determined after receipt of your written request in good order by the fund whose shares are to be redeemed. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.
The Ivy Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, each Ivy Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder’s exchange privilege.
An exchange is considered a taxable event and may result in a capital gain or a capital loss, for federal income tax purposes.

The transfer agent for the Ivy Funds reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.
Converting Shares
Self-Directed Conversions.
Subject to the requirements set forth below, you may be eligible to convert your Class A or Class I shares to another share class within the same fund.
•	If you hold Class A shares and are eligible to purchase Class I shares or Class N shares as described in the sections entitled
Class I Shares or Class N Shares
in the Prospectus, you may be eligible to convert your Class A shares to Class I shares or Class N shares of the same fund.
•	If you hold Class I shares and are eligible to purchase Class N shares, as described in the section entitled
Class N Shares
in the Prospectus, you may be eligible to convert your Class I shares to Class N shares of the same fund.
A conversion from Class A shares to another share class will be subject to any deferred sales charge to which your Class A shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of IDI to permit or reject such a conversion. A conversion between share classes of the same fund is not a taxable event.
Automatic Conversions.
If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and your participation in that MAP or SPA program is terminated for any reason, your Class I shares may be automatically converted to Class A shares of the same Fund which have higher expenses (including Rule 12b-1 fees) than the expenses of the Class I shares. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.
If you hold Class I shares through a ‘wrap fee’ or asset allocation program or other fee-based arrangement sponsored by a nonaffiliated broker-dealer or other financial institution that has entered into an agreement with IDI, but subsequently become ineligible to participate in the program or withdraw from the program, you may be subject to conversion of your Class I shares by the program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Such conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You should contact your program provider to obtain information about your eligibility for the provider’s program and the class of shares you would receive upon such a conversion.
Retirement Plans and Other Tax-Advantaged Savings Accounts
Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, IDI and/or its affiliate offers Custodial Account Agreements or prototype documents for certain types of retirement plans that may involve investment in shares of the Funds. The dollar limits specified below may change for subsequent years.
Individual Retirement Accounts (IRAs).
Investors having eligible earned income may set up an account that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each taxable year up to 100% of his or her earned income, up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2021, the Annual Dollar Limit is $6,000. For individuals who have attained age 50 by the last day of the taxable year for which the contribution is made, the Annual Dollar Limit also includes a catch-up contribution. The maximum annual catch-up contribution is $1,000 for 2021. For a married couple, the maximum annual contribution is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income. Generally, IRA contributions are deductible unless: (1) the investor (or, if married, his or her spouse) is an active participant in an employer-sponsored retirement plan; and (2) the investor’s (or the couple’s) adjusted gross income (AGI) exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse, and whose combined AGI does not exceed $198,000 for 2021 is not affected by his or her spouse’s active participant status.
An investor also may use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer’s retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer’s retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer’s eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisors or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by IDI and/or its affiliate.
Roth IRAs.
Investors having eligible earned income and whose AGI (or combined AGI, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per taxable year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.
In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of an investor’s traditional IRAs, SEP IRAs and SIMPLE IRAs (if more than two years old) may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to federal income tax.
Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years and the account holder has reached age 59½ (or certain other conditions apply).
Simplified Employee Pension (SEP) plans.
Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.
Savings Incentive Match Plans for Employees of Small Employers (SIMPLE Plans).
An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE Plan to contribute to its employees’ retirement accounts. A SIMPLE Plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee’s compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE Plans involve fewer administrative requirements, generally, than traditional 401(k) or other Qualified Plans.
Owner-Only Plans.
An owner-only plan, which is available to self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under this type of plan can contribute up to 100% of his or her annual earned income, with a maximum of $58,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2021. This plan-type does not include 401(k) or Roth 401(k) options.

Individual 401(k)/Exclusive(k) ® Plans
allow self-employed individuals (and their spouses who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $58,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2021. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,500.
Multi-participant 401(k) Plans
allow employees of eligible employers to set aside tax deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.
Other 401(a) Pension and Profit-Sharing Plans
allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.
457(b) Plans.
If an investor is an employee of a state or local government or of certain types of tax-exempt organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.
403(b)(7) — Custodial Accounts and ERISA 403(b) Plans.
If an investor is an employee of a public school system, a church or other Code Section 501(c)(3) (that is, tax-exempt charitable or certain other organization), he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax-exempt organizations have adopted plans that are subject to the Employee Retirement Income Security Act of 1974, as amended, and are funded by employer contributions in addition to employee deferrals. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.
Coverdell Education Savings Accounts.
Although not technically for retirement savings, a Coverdell education savings account (ESA) provides a vehicle for saving for a child’s education. An ESA may be established for the benefit of any minor, and any person whose AGI does not exceed certain levels may contribute each taxable year up to $2,000, excluding rollover and transfer contributions, to an ESA (or to each of multiple ESAs) for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with “special needs,” as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay for the “qualified education expenses” of the beneficiary (or certain members of his or her family). Special rules apply where the beneficiary is a special needs person.
More detailed information about these arrangements and applicable forms are available from IDI and/or its affiliate. These tax-advantaged retirement and other savings plans and other accounts may be treated differently under state and local tax laws and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax advisor or pension consultant.
Redemptions
The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable.
Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A shares and receive their redemption proceeds by Federal Funds wire will be charged a fee of $10, payment of which will be made by redemption of the appropriate number of shares from their Fund account. The $10 fee is waived for the Trustees and officers of the Trust or of any affiliated entity of IDI, employees of IDI or of any of its affiliates, current financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each such Trustee, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent. WISC can send redemption proceeds via wire only to a United States domestic bank. Foreign wires are not permitted.
Abandoned Property
It is the responsibility of the shareholder to ensure that WISC maintains a correct address for the shareholder’s account(s). An incorrect address may cause a shareholder’s account statements and other mailings to be returned to WISC. If WISC is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. WISC is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. If your account has no shareholder-initiated activity for a period of time, determined by each state, WISC may be required to transfer the shares to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Reinvestment Privilege
Each Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A and Class E shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A and Class E shares of that Fund at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 calendar days after your redemption request was received in good order, and the Fund must be offering Class A or Class E shares of the Fund at the time your reinvestment request is received (minimum investment amounts will apply). You can do this only once each calendar year as to Class A shares of a Fund and once each calendar year as to Class E shares of a Fund. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed.
Upon the submission of the reinvestment purchase, you must inform WISC that you are entitled to a reduced sales charge based on the 60 day rights of reinvestment policy. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.
Each Fund also offers a reinvestment privilege for certain Class A and Class E shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. The CDSC, if applicable, will not apply to the proceeds of Class A and Class E (as applicable) shares of a Fund which are redeemed, if equal to or greater than $10.00, and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 60 calendar days after your redemption request was received in good order. You can do this only once each calendar year as to certain Class A and Class E shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. Upon the submission of the reinvestment purchase, you must inform WISC that you are entitled to a reduced sales charge based on the 60 day rights of reinvestment policy. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Mandatory Redemption of Certain Small Accounts
Each Fund has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board may determine) is less than $650. The Board has no intent to require such redemptions in the foreseeable future. If the Board should elect to require such redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 calendar days to bring their accounts up to the minimum before this redemption is processed.
Determination of Offering Price
The NAV of each class of the shares of a Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.
Class A and Class E Shares of the Funds are sold at their next determined NAV plus the sales charge , if any, described in the Prospectus. Sales charges are paid to IDI, the Funds' underwriter. The price makeup for each of the Ivy Funds as of September 30, 2020, which is the date of the most recent balance sheet for the Funds and which is incorporated into this SAI by reference, is given below:
Ivy ProShares Interest Rate Hedged High Yield Index Fund
NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$8.74
Add: selling commission (2.50% of offering price)	0.22
Maximum offering price per Class A share (Class A NAV divided by 97.50%)	$8.96
Ivy ProShares MSCI ACWI Index Fund
NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$12.77
Add: selling commission (2.50% of offering price)	0.33
Maximum offering price per Class A share (Class A NAV divided by 97.50%)	$13.10
Ivy ProShares Russell 2000 Dividend Growers Index Fund
NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$8.70
Add: selling commission (2.50% of offering price)	0.22
Maximum offering price per Class A share (Class A NAV divided by 97.50%)	$8.92
Ivy ProShares S& P 500 Bond Index Fund
NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$11.03
Add: selling commission (2.50% of offering price)	0.28
Maximum offering price per Class A share (Class A NAV divided by 97.50%)	$11.31
Ivy ProShares S& P 500 Dividend Aristocrats Index Fund
NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$12.63
Add: selling commission (2.50% of offering price)	0.32
Maximum offering price per Class A share (Class A NAV divided by 97.50%)	$12.95
Ivy ProShares Interest Rate Hedged High Yield Index Fund
NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$8.75
Add: selling commission (2.50% of offering price)	0.22
Maximum offering price per Class E share (Class E NAV divided by 97.50%)	$8.97
Ivy ProShares MSCI ACWI Index Fund
NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$12.77
Add: selling commission (2.50% of offering price)	0.33
Maximum offering price per Class E share (Class E NAV divided by 97.50%)	$13.10

Ivy ProShares Russell 2000 Dividend Growers Index Fund
NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$8.69
Add: selling commission (2.50% of offering price)	0.22
Maximum offering price per Class E share (Class E NAV divided by 97.50%)	$8.91
Ivy ProShares S& P 500 Bond Index Fund
NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$11.03
Add: selling commission (2.50% of offering price)	0.28
Maximum offering price per Class E share (Class E NAV divided by 97.50%)	$11.31
Ivy ProShares S& P 500 Dividend Aristocrats Index Fund
NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$12.63
Add: selling commission (2.50% of offering price)	0.32
Maximum offering price per Class E share (Class E NAV divided by 97.50%)	$12.95
The offering price of a Class A or Class E share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class I share, Class N share or Class R share, as well as certain Class A shares or Class E shares, is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after WISC, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by WISC or an authorized third party before 4:00 PM Eastern Time on a day in which the NYSE is open, you generally should receive that day’s offering price. If your order is received in proper form by WISC or an authorized third party after 4:00 PM Eastern Time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price.  You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.
WISC need not accept any purchase order, and it or a Fund may determine to discontinue offering Fund shares for purchase.
The NAV and offering price per share of a Fund are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE, 4:00 PM Eastern Time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days.
The NAV per share of a Fund likely will change every business day, since typically the value of the assets and the number of shares outstanding change every business day.
Valuation — General
The NAV and offering price per share of each Fund ordinarily are computed once on each day that the NYSE is open for trading. Listed securities generally are valued at their closing price on the principal securities exchange on which the security is traded. Certain foreign exchanges may continue to trade after the close of the NYSE; in such cases, prices for securities primarily traded on these exchanges will be taken at the close of the NYSE.
Stocks ordinarily are valued by the primary pricing service as set forth in the Funds' Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services, a price will be sought from an exchange.

Fixed-income securities, including bonds, foreign bonds, convertible bonds, government securities and mortgage-backed securities ordinarily are valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures, while municipal bonds are valued at the mean price. Loans also are valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. In the event no pricing service price is available and no broker-dealer quote is available, or in the case where a price is available from a pricing service but deemed unreliable, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.
Listed options contracts and OTC options ordinarily are valued, as of the valuation time, at the mean of the bid and ask price as provided by the primary pricing service set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price for listed or OTC options is not available from any of the approved pricing services listed in the Valuation Procedures, a price is sought from a broker-dealer. In the event a price is not available from any approved pricing service or from a broker-dealer, the Valuation Committee will fair value the option pursuant to the Valuation Procedures.
Futures contracts will be valued at the settlement price as provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services listed in the Valuation Procedures, a price will be sought from an exchange.
Swaps, including but not limited to credit default swaps and interest rate swaps, are valued at the price provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. If a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. If a price is available from a pricing service but deemed unreliable based on variance checks conducted by IICO’s Fund Accounting department, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.
Foreign currency exchange rates ordinarily are provided by the primary pricing service set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from any of the approved pricing services set forth in the Valuation Procedures, or in the event any foreign currency exchange rate is deemed inaccurate by the Valuation Committee, a bid and offer will be sought from one or more broker-dealers. The mean of the bid(s) and offer(s) will be used to calculate the applicable foreign currency exchange rate.
Precious metals will be valued at the last traded spot price for the appropriate metal by the primary pricing service immediately prior to the Valuation Time set forth in the Valuation Procedures. If a spot price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures.
When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Fund also may use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.
A Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. A Fund that invests a portion of its assets in foreign securities also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuation.
The Funds have retained certain third-party pricing services (together, the Service) to assist in valuing foreign securities and other foreign investments (collectively, foreign securities) held in a Fund's portfolio. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WISC, in accordance with procedures adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the foreign security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of a Fund's foreign securities, as applicable.
Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund's NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It also may affect all shareholders in that if Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see
Market Timing Policy
in the Prospectus.
Taxation of the Funds
General
Each Fund is treated as a separate corporation for federal tax purposes. Each Fund has qualified since its inception for treatment as a registered investment company (RIC) under the Code, and each intends to continue to qualify for that treatment so that it is relieved of federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and 90% of its net tax-exempt income, if any, including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year. For each Fund, these requirements include the following:
(1)	the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts, or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a QPTP (Income Requirement); and
(2)	at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).
A Fund will be able to cure a failure to satisfy any of the Income and RIC Diversification Requirements under the RIC Modernization Act of 2010 (the Modernization Provisions) as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
If any Fund failed to qualify for treatment as a RIC for any taxable year and was unable, or determined not to, avail itself of the Modernization Provisions, then for federal tax purposes, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, the shareholders would treat all those distributions, including distributions of net capital gain as taxable dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income, except as follows: (i) for individual and certain other noncorporate shareholders (each, a “noncorporate shareholder”), the part of such dividends that is “qualified dividend income” (as defined below under
Shareholder Tax Considerations
) would be subject to federal income tax at the rates for net capital gain – a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually); and (ii) all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
Dividends and other distributions a Fund declares in October, November, and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.
Each Fund will be subject to a nondeductible 4% federal excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.
When a Fund engages in securities lending, while securities are loaned out by such Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Income from Foreign Securities
Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.
Subject to its investment policies and restrictions, a Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.
Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, a Fund might make a “qualified electing fund” (QEF) or “marked-to-market” election.
If a Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
A Fund may elect to mark-to-market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.
Foreign Currency Gains and Losses
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.
Each Fund that is permitted to invest in forward currency contracts may elect to treat gains and losses from those contracts as capital gains or losses. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments and Foreign Currencies
The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any Financial Instrument to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax.
A Fund's need to satisfy the Income Requirement and the RIC Diversification Requirements to qualify for treatment as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement in particular, whether such a payment is, wholly or partially, ordinary income or capital gain will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the IRS. While each Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the IRS might not accept that treatment. If it did not, a Fund's status as a RIC might be affected. The Funds intend to monitor developments in this area.
Any income a Fund earns from writing options is treated as short-term capital gain. If a Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it paid for the option it bought. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.
Certain futures contracts, foreign currency contracts and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement — in which a Fund may invest will be “Section 1256 contracts.” Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked to market (that is, treated as sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also are marked-to-market at the end of October of each year for purposes of the Excise Tax. A Fund may need to distribute any net marked-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (
i.e.
, with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income, and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain a Fund recognizes, even though it may not have closed the transactions and received cash to pay distributions of that gain.
Under Code Section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (
e.g.
, swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income, rather than affecting the amount of its net capital gain. (Note, however, that under certain circumstances, a Fund may make an election to treat foreign currency gain or loss on certain forward contracts, futures contracts and options as capital gain or loss). If a Fund's Section 988 losses (other than those to which such an election applies) exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends.
Offsetting positions a Fund enters into or holds in any actively traded security, option, futures, or forward currency contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (
i.e.
, a straddle of which at least one, but not all, positions are section 1256 contracts).
The premium a Fund receives for writing (selling) a put or call option is not included in income at the time of receipt. When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.
Income from OID Securities
Subject to its investment policies and restrictions, a Fund may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of OID on tax-exempt securities) the OID that accrues on them during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income each taxable year, securities it receives as “interest” on PIK securities. Because a Fund annually must distribute (1) substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to avoid imposition of the Excise Tax, and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID), to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Shareholder Tax Considerations
Dividends a Fund pays to you from its investment company taxable income will be taxable as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the federal income tax rates for net capital gain – a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporate shareholders (DRD) – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations – subject to similar restrictions.

However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the AMT. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations are no longer subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)
Distributions to you of a Fund’s net capital gain (net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs and other tax-exempt investors will be subject to federal income tax on dividends and capital gain distributions received from a Fund, regardless of whether they are received in cash or additional Fund shares.
Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund share (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.
A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. The Funds will calculate the shareholder’s cost basis using its default method, unless the shareholder instructs a Fund to use a different calculation method. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.
If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short- term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or other distribution, they will receive some portion of the purchase price back as a taxable distribution.
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations – which may occur for one or more Funds, the Fund will be eligible to, and may file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.
Individual shareholders of a Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes a Fund paid if the shareholder has not held that Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.
Income dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate) and U.S. estate tax. Income from a Fund that is effectively connected with a U.S. trade or business carried on by a foreign shareholder will subject ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
Generally, dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest; (2) short-term original discount; (3) interest (including original issue discount, market discount or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or is contingent interest; and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by a Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The Funds reserve the right to not report interest- related dividends or short-term capital gain dividends. Additionally, the Funds’ reporting of interest-related dividends or short- term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN-E (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN-E provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.
The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign tax.
Foreign shareholders may be subject to U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Funds from net long-term capital gains, exempt-interest dividends, interest-related dividends and short- term capital gain dividends, if such amounts are reported by the Funds. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to back-up withholding at a rate of 24%, if such shareholder fails to properly certify that he or she is not a U.S. person.
Under the Foreign Account Tax Compliance Act (FATCA), “foreign financial institutions” (FFIs) or “non-financial foreign entities” (NFFEs) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. After December 31, 2018, FATCA withholding also would have been applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale or a redemption of Fund shares; however, based on proposed regulations recently issued by the IRS on which the Funds may rely, such withholding no longer is required unless final regulations provide otherwise (which is not expected). As more fully discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, also certifies that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be a Fund).

The Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, by also certifying that either (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisor regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
*        *         *        *        *
The foregoing is an abbreviated summary of certain federal income tax considerations affecting each Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisor for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.
Underwriter
IDI, located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200, acts as principal underwriter and distributor of the Funds' shares pursuant to an underwriting agreement entered into between IDI and the Trust (the Underwriting Agreement). The Underwriting Agreement requires IDI to use its best efforts to sell the shares of the Funds but is not exclusive, and permits and recognizes that IDI also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. IDI is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, IDI pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The dollar amounts of underwriting commissions for the past 3 fiscal years ended September 30, 2020, September 30, 2019 and September 30, 2018 for Class A shares of each of the Funds were as follows:
	2020	2019	2018
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$ 92	$ 131	$ 4
Ivy ProShares MSCI ACWI Index Fund	25,127	19,905	30,218
Ivy ProShares Russell 2000 Dividend Growers Index Fund	730	65	204
Ivy ProShares S&P 500 Bond Index Fund	129	144	0
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	1,832	102	615
The dollar amounts of underwriting commissions for the past 3 fiscal years ended September 30, 2020, September 30, 2019 and September 30, 2018 for Class E shares of each of the Funds were as follows:
	2020	2019	2018
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$ 32	$ 121	$ 0
Ivy ProShares MSCI ACWI Index Fund	543	560	381
Ivy ProShares Russell 2000 Dividend Growers Index Fund	425	668	274
Ivy ProShares S&P 500 Bond Index Fund	724	551	146
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	1,682	1,531	884
The amounts retained by IDI for each Fund for the past three fiscal years ended September 30, 2020, September 30, 2019 and September 30, 2018 were as follows:
	2020	2019	2018
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$ 59	$ 252	$ 4
Ivy ProShares MSCI ACWI Index Fund	3,928	3,790	4,176
Ivy ProShares Russell 2000 Dividend Growers Index Fund	570	285	271
Ivy ProShares S&P 500 Bond Index Fund	323	234	26
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	2,124	550	838
Financial Statements
The Funds' audited Financial Statements and Financial Highlights, including notes thereto, and the reports of the Funds' Independent Registered Public Accounting Firm, Deloitte & Touche LLP, for the fiscal year ended September 30, 2020, are incorporated herein by reference. They are contained in the Funds' Annual Report to Shareholders, dated September 30, 2020, which is available upon request.
Portfolio Holdings Disclosure
Fund holdings may be found at
www.ivyinvestments.com.
Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings also may be viewed on the SEC’s website at
http://www.sec.gov.

Appendix A
The following are descriptions of some of the ratings of securities in which a Fund may invest. IICO also may use ratings provided by other NRSROs in determining the eligibility of securities for the Funds.
Description of Bond Ratings
S&P Global Ratings, a division of S&P Global, Inc. (S&P).
An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.
The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
A brief description of the applicable S&P rating symbols and their meanings follow:
AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations likely will have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions likely will impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P believes that such payments will be made within 5 business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Moody’s Investors Service, Inc. (Moody’s).
A brief description of the applicable Moody’s rating symbols and their meanings follows:
Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa — Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Note:
Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.
Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues often are in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Description of Preferred Stock Ratings
S&P.
An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol normally will not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.
The preferred stock ratings are based on the following considerations:
1. Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;
2. Nature of, and provisions of, the issue;
3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.
A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ‘A’ category.
BB, B, CCC — Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC — The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
C — A preferred stock rated C is a non-paying issue.
D — A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.
NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
Plus (+) or minus (-) — To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Moody’s.
Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stocks. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.
Note:
Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Preferred stock rating symbols and their definitions are as follows:
aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.
a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
ba — An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca — An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c — This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Description of Note Ratings
S&P.
An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less likely will receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
1. Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).
2. Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.)

The note rating symbols and definitions are as follows:
SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
Moody’s.
Moody’s Short-Term Loan Ratings — Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:
MIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2 — This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3 — This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
MIG 4 — This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
Description of Commercial Paper Ratings
S&P.
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
Moody’s.
Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year. Moody’s employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity normally will be evidenced by (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term debt. Earnings trends and coverage ratios, while sound, will be more subject to variation;

capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term debt. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.
Description of Short-Term Credit Ratings
Fitch Ratings
— National Short-term Credit Ratings:
F1(xxx) — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2(xxx) — Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
F3(xxx) — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.
B(xxx) — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.
C(xxx) — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
RD(xxx) — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D(xxx) — Indicates actual or imminent payment default.
Notes to Long-Term and Short-Term National Ratings:
The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

Appendix B
PROXY VOTING GUIDELINES
PROSHARE ADVISORS LLC
Policies and Procedures
It is the policy of ProShare Advisors to seek to maximize shareholder value and protect shareowner interests when voting proxies on behalf of its clients. ProShare Advisors seeks to achieve this goal by utilizing a set of proxy voting “Guidelines” that are maintained and implemented by an independent service, Institutional Shareholder Services (“ISS”). The Guidelines are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Topics included in the Guidelines include but are not limited to:
•	Election of Directors—considering factors such as director qualifications, term of office, age limits.
•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.
•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.
•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.
•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•	Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.
•	Capital Structure—considering factors such as common stock authorization and stock distributions.
•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.
•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.
•	Mergers and Corporate Restructuring—considering factors such as spin-offs and asset sales.
•	Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.
•	Social and Corporate Responsibility Issues—considering factors such as social and environmental issues as well as labor issues.
A full description of each guideline and voting policy is maintained by ProShare Advisors, and a complete copy of the Guidelines is available upon request. For more information about the Guidelines, please visit the ISS web site at https://
www.issgovernance.com/file/policy/2016
-americas-policy-updates.pdf.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between Fund shareholders and ProShare Advisors, the underwriter or any affiliates thereof. Due to the limited nature of ProShare Advisors’ activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of ProShare Advisors’ Proxy Review Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, ProShare Advisors will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Review Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.
Record of Proxy Voting
B-1

ProShare Advisors, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year.
IPS-SAI (01-21)
B-2

PART C: OTHER INFORMATION
Item 28.	Exhibits:

(a)	Articles of Incorporation:
	(a)(1)	Declaration of Trust for Ivy Funds, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.
	(a)(2)	Schedule A to Declaration of Trust effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.
	(a)(3)	Schedule A to Declaration of Trust, dated November 12, 2012, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.
	(a)(4)	Schedule A to Declaration of Trust, amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.
	(a)(5)	Schedule A to Declaration of Trust, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.
	(a)(6)	Schedule A to Declaration of Trust, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.
	(a)(7)	Schedule A to the Agreement and Declaration of Trust, amended May 20, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.
	(a)(8)	Schedule A to the Agreement and Declaration of Trust, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.
	(a)(9)	Schedule A to the Agreement and Declaration of Trust, amended January 30, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.
	(a)(10)	Schedule A to the Agreement and Declaration of Trust, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.
	(a)(11)	Schedule A to the Agreement and Declaration of Trust, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.
	(a)(12)	Schedule A to the Agreement and Declaration of Trust, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.
	(a)(13)	Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.
	(a)(14)	Amended and Restated Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.
	(a)(15)	Amended and Restated Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.
	(a)(16)	Amended and Restated Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.
	(a)(17)	Amended and Restated Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.
	(a)(18)	Amended and Restated Schedule A to the Agreement and Declaration of Trust, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.
	(a)(19)	Amended and Restated Agreement and Declaration of Trust for Ivy Funds, dated August 15, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.
	(a)(20)	Schedule A to the Amended and Restated Agreement and Declaration of Trust, as amended November 15, 2017, filed with Post-Effective Amendment No. 151, and incorporated by reference herein.
	(a)(21)	Schedule A to the Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(a)(22)
Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust, as amended November 5, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(b)	By-laws:
	(b)(1)	By-laws for Ivy Funds, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.
(c)	Instruments Defining the Rights of Security Holders:
Articles III, V, VI, and VII of the Trust Instrument and Articles II and VI of the Bylaws each define the rights of shareholders.
(d)	Investment Advisory Contracts:
(d)(1)
Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series of the Trust, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(d)(4)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and Advantus Capital Management, Inc. (Ivy Bond Fund, Ivy Mortgage Securities Fund and Ivy Real Estate Securities Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(d)(5)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and Wall Street Associates (Ivy Micro Cap Growth Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(d)(6)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(d)(7)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Cundill Global Value Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(d)(8)
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series of the Trust, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(d)(9)
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series of the Trust, effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(d)(10)
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company dated June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(d)(11)
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company dated February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(d)(12)
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company dated February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(d)(13)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and LaSalle Investment Management Securities, LLC and LaSalle Investment Management Securities B.V. (Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund) dated April 1, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(d)(14)
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(d)(15)
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(d)(16)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and Pictet Asset Management Limited and Pictet Asset Management (Singapore) PTE Ltd (Ivy Emerging Markets Local Currency Debt Fund), dated February 26, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(d)(17)
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(d)(18)
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(d)(19)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and Wall Street Associates (Ivy Micro Cap Growth Fund), effective July 2, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(d)(20)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Cundill Global Value Fund), effective February 21, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(d)(21)
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(d)(22)
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(d)(23)
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(d)(24)
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(d)(25)
Appendix C to the Shareholder Servicing Agreement between Ivy Funds and Ivy Investment Management Company, amended May 31, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(26)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and Apollo Credit Management, LLC (Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund) dated October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(27)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and LaSalle Investment Management Securities, LLC and LaSalle Investment Management Securities B.V. (Ivy Apollo Multi-Asset Income Fund) dated October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(28)
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(29)
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(30)
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(d)(31)
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(d)(32)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and Pictet Asset Management Limited and Pictet Asset Management SA (Ivy Targeted Return Bond Fund) dated December 23, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(d)(33)
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(d)(34)
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(d)(35)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.
(d)(36)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.
(d)(37)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and I.G. International Management Ltd. (Ivy IG International Small Cap Fund) dated January 9, 2017, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(d)(38)	Amended and Restated
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(d)(39)	Amended and Restated
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(d)(40)	Amended and Restated
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(d)(41)	Amended and Restated
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(d)(42)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and ProShare Advisors LLC (Ivy ProShares S& P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares MSCI ACWI Index Fund) dated April 18, 2017, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(d)(43)	Amended and Restated
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(d)(44)	Amended and Restated
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(d)(45)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and PineBridge Investments LLC (Ivy PineBridge High Yield Fund) dated May 17, 2017, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(d)(46)	Amended and Restated
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(d)(47)	Amended and Restated
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(d)(48)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and Wilshire Associates, Inc. (Ivy Wilshire Global Allocation Fund), effective February 26, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(d)(49)	Amended and Restated
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(d)(50)
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(d)(51)
Investment Sub-Advisory Agreement between Ivy Investment Management Company and Pzena Investment Management, LLC (Ivy Pzena International Value Fund), effective July 31, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(d)(52)	Amended and Restated
Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended November 5, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(d)(53)	Amended and Restated
Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended November 5, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(e)	Distribution Agreements:
	(e)(1)	Distribution Agreement between Ivy Funds and Ivy Funds Distributor, Inc., dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.
	(e)(2)	Distribution Agreement between Ivy Funds and Ivy Funds Distributor, Inc., as amended May 22, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.
(f)	Bonus or Profit Sharing Contracts: Not applicable.
(g)	Custodian Agreements:
	(g)(1)	Custodian Agreement between UMB Bank, n.a. and Ivy Funds, dated March 8, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.
	(g)(2)	Rule 17f-5 Delegation Agreement between Ivy Funds and UMB Bank, N.A., dated March 8, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.
	(g)(3)	Appendix B to the Custodian Agreement between UMB Bank, n.a. and Ivy Funds, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.
	(g)(4)	Supplement to the Custodian Agreement between UMB Bank, n.a. and Ivy Funds, dated as of July 1, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.
	(g)(5)	Custody Agreement between The Bank of New York Mellon and Ivy Funds, dated March 9, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.
	(g)(6)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.
	(g)(7)	Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, dated March 9, 2012, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.
	(g)(8)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.
(g)(9)
Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(g)(10)
Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(g)(11)
Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

	(g)(12)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.
(g)(13)
Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(g)(14)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.
(g)(15)
Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(g)(16)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.
(g)(17)
Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(g)(18)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.
(g)(19)
Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(g)(20)
Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(g)(21)
Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(g)(22)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.
(g)(23)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.
(g)(24)	Amended and Restated Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.
(g)(25)	Amended and Restated
Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(g)(26)	Amended and Restated Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.
(g)(27)	Amended and Restated
Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(g)(28)	Amended and Restated Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.
(g)(29)	Amended and Restated
Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(g)(30)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.
(g)(31)	Amended and Restated
Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(g)(32)
Amended and Restated Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(g)(33)
Amended and Restated Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(g)(34)
Amended and Restated Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, as amended November 5, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(g)(35)
Amended and Restated Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, as amended November 5, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(h)	Other Material Contracts:
(h)(1)
Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Bond Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(2)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy New Opportunities Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(3)
Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund and Ivy International Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(4)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Energy Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(5)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(6)
Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Large Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(7)
Expense Limitation Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Micro Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(8)
Expense Limitation Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(9)	Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.
(h)(10)
Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(11)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy New Opportunities Fund, dated April 1, 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(h)(12)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Limited-Term Bond Fund, dated May 26, 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(h)(13)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Value Fund, dated July 29, 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(h)(14)
Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(15)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund and Ivy Value Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(16)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(17)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Large Cap Growth Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(18)
Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, effective June 9, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(19)
Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(20)
Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(21)	Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended May 22, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.
(h)(22)
Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(h)(23)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Equity Income Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(h)(24)
Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(25)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund and Ivy Value Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(26)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(27)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Income Allocation Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(28)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.
(h)(29)
Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(30)
Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(31)
Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(32)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund effective March 6, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(33)
Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund effective March 6, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(34)
Exhibit C to the Administrative and Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(35)
Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy Global Real Estate Fund, Ivy Global Risk-Managed Real Estate Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated July 1, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(36)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, and Ivy Small Cap Growth Fund, dated July 1, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(37)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated July 1, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(38)
Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(39)
Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(40)
Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(41)
Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Equity Fund, dated November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(42)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund, effective February 26, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(43)
Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund, effective February 26, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(44)
Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(45)
Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(46)
Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(47)
Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended May 20, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(h)(48)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Mid Cap Income Opportunities Fund, effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(49)
Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Mid Cap Income Opportunities Fund, effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(50)
Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(51)
Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(52)
Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(53)
Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, effective August 13, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(54)
Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(h)(55)
Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(h)(56)
Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(h)(57)
Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended February 24, 2015, filed with Post-Effective Amendment No. 105, and incorporated by reference herein.

(h)(58)
Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(59)
Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(60)
Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(61)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund, effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(62)
Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund, effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(63)
Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(64)
Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(65)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Targeted Return Bond Fund dated December 21, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(66)
Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Targeted Return Bond Fund dated December 21, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(67)
Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(68)
Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(69)
Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(70)
Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(71)
Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(72)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund dated December 21, 2015, filed with Post-Effective Amendment No. 112, and incorporated by reference herein.

(h)(73)
Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund dated December 21, 2015, filed with Post-Effective Amendment No. 112, and incorporated by reference herein.

(h)(74)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(75)
Expense Reimbursement Agreement between Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(76)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(77)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Equity Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(78)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Managed International Opportunities Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(79)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Mid Cap Income Opportunities Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(80)
Investment Management Fee Reduction Agreement between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Cundill Global Value Fund, dated July 28, 2016, and effective August 1, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(81)
Investment Management Fee Reduction Agreement between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Real Estate Securities Fund, dated July 28, 2016, and effective August 1, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(82)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy California Municipal High Income Fund dated September 30, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(83)
Expense Reimbursement Agreement between Ivy Funds Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy California Municipal High Income Fund dated September 30, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(84)
Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(85)
Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(86)
Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(87)
Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(88)
Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(89)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy IG International Small Cap Fund, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(90)
Expense Reimbursement Agreement between Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy IG International Small Cap Fund, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(91)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.
(h)(92)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.
(h)(93)
Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(94)
Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(95)
Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(96)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Bond Fund, Ivy Emerging Markets Equity Fund and Ivy LaSalle Global Real Estate Fund, dated January 9, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(97)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund, dated January 31, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(98)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund, dated January 31, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(99)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Targeted Return Bond Fund, dated January 31, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(100)
Expense Reimbursement Agreement between Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy Emerging Markets Local Currency Debt Fund and Ivy Targeted Return Bond Fund, dated January 31, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(101)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Crossover Credit Fund, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(102)
Expense Reimbursement Agreement between Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Crossover Credit Fund, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(103)
Amended and Restated Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(104)
Amended and Restated Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(105)
Amended and Restated Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(106)
Amended and Restated Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(107)
Amended and Restated Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(108)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares MSCI ACWI Index Fund, dated February 22, 2017, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(109)
Amended and Restated Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(110)
Amended and Restated Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(111)
Amended and Restated Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(112)
Amended and Restated Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(113)
Amended and Restated Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(114)
Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy PineBridge High Yield Fund, dated May 17, 2017, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(115)
Amended and Restated Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(116)
Amended and Restated Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(117)
Amended and Restated Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(118)
Amended and Restated Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(119)
Amended and Restated Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(120)
Amended and Restated Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(121)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Advantus Bond Fund, Ivy Advantus Real Estate Securities Fund, Ivy Asset Strategy Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Emerging Markets Equity Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy Government Securities Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated May 18, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(122)
Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Advantus Bond Fund, Ivy Advantus Real Estate Securities Fund, Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Global Income Allocation Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated May 18, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(123)
Investment Management Fee Reduction Agreement by and between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Cundill Global Value Fund, dated August 1, 2016, as amended May 18, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(124)
Investment Management Fee Reduction Agreement by and between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Advantus Real Estate Securities Fund, dated August 1, 2016, as amended May 18, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(125)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy California Municipal High Income Fund, Ivy Government Money Market Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Managed International Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund, dated June 29, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(126)
Expense Reimbursement Agreement by and between Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Emerging Markets Equity Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Small Cap Core Fund and Ivy Small Cap Growth Fund, dated June 29, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(127)
Amended and Restated Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(128)
Amended and Restated Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(129)
Amended and Restated Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(130)
Amended and Restated Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(131)
Amended and Restated Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(132)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Government Securities Fund, dated May 17, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(133)
Expense Reimbursement Agreement by and between Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Government Securities Fund, dated May 17, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(134)
Amended and Restated Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended November 15, 2017, filed with Post-Effective Amendment No. 151, and incorporated by reference herein.

(h)(135)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Global Equity Income Fund, dated November 14, 2017, filed with Post-Effective Amendment No. 151, and incorporated by reference herein.

(h)(136)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Pictet Emerging Markets Local Currency Debt Fund, dated May 18, 2017, filed with Post-Effective Amendment No. 154, and incorporated by reference herein.

(h)(137)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy IG International Small Cap Fund and Ivy Pictet Targeted Return Bond Fund, dated November 15, 2017, filed with Post-Effective Amendment No. 154, and incorporated by reference herein.

(h)(138)
Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy IG International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund, dated November 15, 2017, filed with Post-Effective Amendment No. 154, and incorporated by reference herein.

(h)(139)
Amended and Restated Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(140)
Amended and Restated Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(141)
Amended and Restated Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(142)
Amended and Restated Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios and Ivy Investment Management Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(143)
Amended and Restated Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios and Ivy Investment Management Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(144)
Management Fee Waiver Agreement by and between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Pzena International Value Fund and Ivy Securian Real Estate Securities Fund, effective July 31, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(145)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Core Equity Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Government Securities Fund, Ivy Global Bond Fund, Ivy Municipal Bond Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated October 9, 2017, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(146)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Accumulative Fund, Ivy Cash Management Fund and Ivy Wilshire Global Allocation Fund, dated January 8, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(147)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund, dated January 8, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(148)
Expense Reimbursement Agreement by and between Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Balanced Fund, Ivy Global Growth Fund, Ivy High Income Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated February 21, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(149)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy High Income Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated February 21, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(150)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund, dated February 21, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(151)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Emerging Markets Equity Fund, Ivy Global Income Allocation Fund, Ivy Government Money Market Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund, Ivy Securian Core Bond Fund, Ivy Securian Real Estate Securities Fund and Ivy Small Cap Growth Fund, dated July 18, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(152)
Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Emerging Markets Equity Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Small Cap Core Fund and Ivy Small Cap Growth Fund, dated July 18, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(153)
Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Managed International Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund, dated July 18, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(154)
Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Emerging Markets Equity Fund, Ivy European Opportunities Fund, Ivy Global Income Allocation Fund, Ivy International Core Equity Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Natural Resources Fund, Ivy Pzena International Value Fund, Ivy Securian Core Bond Fund, Ivy Securian Real Estate Securities Fund and Ivy Small Cap Core Fund, dated July 18, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(155)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund and Ivy IG International Small Cap Fund, dated July 18, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(156)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Energy Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Small Cap Core Fund and Ivy Small Cap Growth Fund, dated July 31, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(157)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Large Cap Growth Fund and Ivy Small Cap Growth Fund, dated July 31, 2018, filed with Post-Effective Amendment No. 161, and incorporated by reference herein.

(h)(158)
Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Accumulative Fund, Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Core Equity Fund, Ivy Corporate Bond Fund, Ivy Crossover Credit Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Global Income Allocation Fund, Ivy Government Securities Fund, Ivy High Income Fund, Ivy IG International Small Cap Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund , Ivy Pictet Targeted Return Bond Fund , Ivy PineBridge High Yield Fund, Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy Pzena International Value Fund, Ivy Science and Technology Fund, Ivy Securian Core Bond Fund, Ivy Securian Real Estate Securities Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, Ivy Tax-Managed Equity Fund, Ivy Value Fund and Ivy Wilshire Global Allocation Fund, dated August 15, 2018, filed with Post-Effective Amendment No. 161, and incorporated by reference herein.

(h)(159)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund and Ivy Small Cap Growth Fund, dated August 15, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(h)(160)
Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy International Core Equity Fund and Ivy LaSalle Global Real Estate Fund, dated August 15, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(h)(161)
Amended and Restated Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended November 5, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(h)(162)
Amended and Restated Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended November 5, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(h)(163)
Amended and Restated Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, as amended November 5, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(h)(164)
Amended and Restated Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios and Ivy Investment Management Company, as amended November 5, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(h)(165)
Amended and Restated Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios and Ivy Investment Management Company, as amended November 5, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(h)(166)
Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Crossover Credit Fund, Ivy IG International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund, Ivy PineBridge High Yield Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, dated November 14, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(h)(167)
Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Crossover Credit Fund, Ivy IG International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund, dated November 14, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(h)(168)
Expense Reimbursement Agreement by and among Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Mid Cap Income Opportunities Fund, dated April 15, 2019, filed with Post-Effective Amendment No. 167, and incorporated by reference herein.

(h)(169)
Expense Reimbursement Agreement by and among Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Core Equity Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Government Money Market Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund, Ivy Securian Core Bond Fund, Ivy Securian Real Estate Securities Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, and Ivy Value Fund, dated May 22, 2019, filed with Post-Effective Amendment No. 167, and incorporated by reference herein.

(h)(170)
Expense Reimbursement Agreement by and among Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Core Equity Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Pzena International Value Fund, Ivy Science and Technology Fund, Ivy Securian Core Bond Fund, Ivy Securian Real Estate Securities Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, and Ivy Value Fund, dated May 22, 2019, filed with Post-Effective Amendment No. 167, and incorporated by reference herein.

(h)(171)
Investment Management Fee Reduction Agreement by and between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Pzena International Value Fund and Ivy Securian Real Estate Securities Fund, dated May 22, 2019, filed with Post-Effective Amendment No. 167, and incorporated by reference herein.

(h)(172)
Expense Reimbursement Agreement by and among Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Crossover Credit Fund, Ivy Government Securities Fund, Ivy International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund, Ivy PineBridge High Yield Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, dated November 13, 2019, filed with Post-Effective Amendment No. 171, and incorporated by reference herein.

(h)(173)
Expense Reimbursement Agreement by and among Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Corporate Bond Fund, Ivy Crossover Credit Fund, Ivy Government Securities Fund, Ivy International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund, Ivy PineBridge High Yield Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, dated November 13, 2019, filed with Post-Effective Amendment No. 171, and incorporated by reference herein.

(h)(174)
Expense Reimbursement Agreement by and among Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Accumulative Fund, Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy Asset Strategy Fund, Ivy Core Equity Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Government Money Market Fund, Ivy Government Securities Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy International Small Cap Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Natural Resources Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund, Ivy PineBridge High Yield Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund, Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy Science and Technology Fund, Ivy Securian Core Bond Fund, Ivy Securian Real Estate Securities Fund, Ivy Small Cap Growth Fund, Ivy Value Fund and Ivy Wilshire Global Allocation Fund, dated December 31, 2019, filed with Post-Effective Amendment No. 171, and incorporated by reference herein.

(h)(175)
Expense Reimbursement Agreement by and among Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Core Equity Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Government Money Market Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund, Ivy Securian Core Bond Fund, Ivy Securian Real Estate Securities Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, Ivy Value Fund, Ivy ProShares Interest Rate Hedged Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares S& P 500 Dividend Aristocrats Index Fund, dated May 20, 2020, filed with Post-Effective Amendment No. 175, and incorporated by reference herein
.

(h)(176)
Expense Reimbursement Agreement by and among Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Core Equity Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Pzena International Value Fund, Ivy Science and Technology Fund, Ivy Securian Core Bond Fund, Ivy Securian Real Estate Securities Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, and Ivy Value Fund, dated May 20, 2020, filed with Post-Effective Amendment No.175, and incorporated by reference herein
.

(h)(177)
Investment Management Fee Reduction Agreement by and between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Pzena International Value Fund and Ivy Securian Real Estate Securities Fund, dated May 20, 2020, filed with Post-Effective Amendment No. 175, and incorporated by reference herein
.

(h)(178)
Expense Reimbursement Agreement by and among Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund, dated August 12, 2020, filed with Post-Effective Amendment No. 177, and incorporated by reference herein.

(h)(179)
Expense Reimbursement Agreement by and among Ivy Distributors, Inc. Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund, dated August 12, 2020, filed with Post-Effective Amendment No. 177, and incorporated by reference herein.

(h)(180)
Expense Reimbursement Agreement by and among Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Crossover Credit Fund, Ivy Government Securities Fund, Ivy International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund, Ivy PineBridge High Yield Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, dated November 11, 2020, filed with this Post-Effective Amendment No. 179.

(h)(181)
Expense Reimbursement Agreement by and among Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Corporate Bond Fund, Ivy Crossover Credit Fund, Ivy Government Securities Fund, Ivy International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund, Ivy PineBridge High Yield Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, dated November 11, 2020, filed with this Post-Effective Amendment No. 179.

(i)	Opinion and Consent of Counsel: Filed with this Post-Effective Amendment No. 179
(j)	Consent of Independent Registered Public Accounting Firm: Filed with this Post-Effective Amendment No. 179
(k)	Omitted Financial Statements: Not applicable.
(l)	Initial Capital Agreements: Not applicable.

(m)	Rule 12b-1 Plans:
	(m)(2)	Distribution and Service Plan, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein .
(m)(3)
Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, as amended January 9, 2017, and effective February 22, 2017, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(m)(4)
Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, as amended January 9, 2017, and effective April 20, 2017, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(m)(5)
Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, as amended January 9, 2017, and effective May 18, 2017, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(m)(6)
Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(m)(7)
Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, as amended November 5, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.

(n)	Rule 18f-3 Plans:
	(n)(1)	Multiple Class Plan for Ivy Funds, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.
	(n)(2)	Appendix A to the Multiple Class Plan for Ivy Funds, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

	(n)(3)	Appendix A to the Multiple Class Plan for Ivy Funds effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.
	(n)(4)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.
	(n)(5)	Appendix A to the Multiple Class Plan for Ivy Funds, amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.
	(n)(6)	Appendix A to the Multiple Class Plan for Ivy Funds, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.
	(n)(7)	Appendix A to the Multiple Class Plan for Ivy Funds, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.
	(n)(8)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.
	(n)(9)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.
	(n)(10)	Appendix A to the Multiple Class Plan for Ivy Funds, amended January 30, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.
	(n)(11)	Appendix A to the Multiple Class Plan for Ivy Funds, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.
	(n)(12)	Appendix A to the Multiple Class Plan for Ivy Funds, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.
	(n)(13)	Appendix A to the Multiple Class Plan for Ivy Funds, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.
	(n)(14)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.
	(n)(15)	Amended and Restated Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.
	(n)(16)	Amended and Restated Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.
	(n)(17)	Amended and Restated Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.
	(n)(18)	Amended and Restated Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.
	(n)(19)	Appendix A to the Multiple Class Plan for Ivy Funds, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.
	(n)(20)	Amended and Restated Appendix A to the Multiple Class Plan for Ivy Funds, as amended November 15, 2017, filed with Post-Effective Amendment No. 151, and incorporated by reference herein.
	(n)(21)	Amended and Restated Appendix A to the Multiple Class Plan for Ivy Funds, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.
	(n)(22)	Amended and Restated Appendix A to the Multiple Class Plan for Ivy Funds, as amended November 5, 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.
	(n)(23)	Multiple Class Plan for Ivy Funds, as amended May 20, 2020, filed with Post-Effective Amendment No. 175, and incorporated by reference herein .
(p)	Codes of Ethics:

Code of Ethics, as amended August 2007, filed by EDGAR on May 30, 2008 as EX-99.B(p)code to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A and incorporated by reference herein.

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on January 28, 2004 as EX-99.B(p)code-so-ivy to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A and incorporated by reference herein.

(p)(1)
Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(p)(2)	Code of Ethics for Advantus Capital Management, Inc., dated January 2009, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.
(p)(3)	Code of Ethics for Mackenzie Financial Corporation, dated October 2008, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.
(p)(4)	Code of Ethics for Wall Street Associates, dated December 2009, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.
(p)(5)
Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company (WISC), as revised May 2011, filed with Post-Effective Amendment No. 72, and incorporated by reference herein.

(p)(6)	Code of Ethics for Mackenzie Financial Corporation, dated April 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.
(p)(7)	Code of Ethics for Advantus Capital Management, Inc., dated May 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.
(p)(8)
Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc., and Waddell & Reed Services Company, doing business as WI Services Company, as revised November 2012, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.

(p)(9)
Code of Ethics for LaSalle Investment Management (Securities), L.P., LaSalle Investment Management Securities B.V. and LaSalle Investment Management Securities Hong Kong, effective January 24, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(p)(10)	Code of Ethics for Wall Street Associates, dated December 2012, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.
(p)(11)	Code of Ethics for Advantus Capital Management, Inc. and Affiliates, dated April 10, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.
(p)(12)	Code of Ethics for Pictet Asset Management, dated July 2013, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.
(p)(13)	Code of Ethics for Advantus Capital Management, Inc., dated January 31, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.
(p)(14)
Code of Ethics for LaSalle Investment Management (Securities), L.P., LaSalle Investment Management Securities B.V. and LaSalle Investment Management Securities Hong Kong, effective April 7, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(p)(15)	Code of Ethics for Mackenzie Financial Corporation, dated October 2012, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.
(p)(16)	Code of Ethics for Wall Street Associates, dated December 2013, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.
(p)(17)
Code of Ethics for LaSalle Investment Management (Securities), L.P., LaSalle Investment Management Securities B.V. and LaSalle Investment Management Securities Hong Kong, amended March 25, 2015, filed with Post-Effective Amendment No. 105, and incorporated by reference herein.

(p)(18)	Code of Ethics for Apollo Credit Management, LLC, amended July 2014, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(p)(19)	Code of Ethics for Pictet Asset Management, amended March 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.
(p)(20)	Code of Ethics for LaSalle Investment Management Securities, effective March 14, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.
(p)(21)	Investors Group Inc. Personal Trading Conduct Policy for Directors and Access Persons, dated April 28, 2010, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.
(p)(22)
Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy NextShares, Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, doing business as WI Services Company, and Ivy High Income Opportunities Fund, as revised August 2015, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(p)(23)	Code of Ethics for Apollo Credit Management, LLC, amended October 2016, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.
(p)(24)	Code of Ethics for ProShare Advisors LLC, dated September 16, 2015, as revised September 12, 2016, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.
(p)(25)	Code of Ethics for PineBridge Investments LLC, effective November 2016, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.
(p)(26)	Code of Ethics for Advantus Capital Management, Inc., dated July 28, 2016, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.
(p)(27)	Code of Ethics for Pictet Asset Management, amended December 2017, filed with Post-Effective Amendment No. 154, and incorporated by reference herein.
(p)(28)	Code of Ethics for Pzena Investment Management, LLC, dated December 2017, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.
(p)(29)	Code of Ethics for LaSalle Investment Management Securities, effective January 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.
(p)(30)
Code of Ethics for Waddell & Reed Financial, Inc.; Waddell & Reed, Inc.; Fiduciary Trust Company of New Hampshire; Ivy Variable Insurance Portfolios; InvestEd Portfolios; Ivy Funds; Ivy NextShares; Ivy Investment Management Company; Waddell & Reed Investment Management Company; Ivy Distributors, Inc.; Waddell & Reed Services Company, doing business as WI Services Company; and Ivy High Income Opportunities Fund, as revised October 1, 2018, filed with Post-Effective Amendment No. 161, and incorporated by reference herein.

(p)(31)	Code of Ethics for Wilshire Associates Incorporated, effective September 2018, filed with Post-Effective Amendment No. 161, and incorporated by reference herein.
(p)(32)	Code of Ethics for Apollo Credit Management, LLC, amended July 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.
(p)(33)	Code of Ethics for Pictet Asset Management, amended August 2018, filed with Post-Effective Amendment No. 163, and incorporated by reference herein.
(p)(34)	Code of Ethics for ProShare Advisors LLC, dated September 16, 2015, as revised December 12, 2018, filed with Post-Effective Amendment No. 164, and incorporated by reference herein.
(p)(35)	Code of Ethics for Securian Asset Management, Inc. and Affiliates, dated January 1, 2019, filed with Post-Effective Amendment No. 167, and incorporated by reference herein.
(p)(36)	Code of Ethics for Pzena Investment Management, LLC, dated February 2019, filed with Post-Effective Amendment No. 167, and incorporated by reference herein.
(p)(37)	Code of Ethics for PineBridge Investments LLC, effective October 2018, filed with Post-Effective Amendment No. 171, and incorporated by reference herein.
(p)(38)	Code of Ethics for LaSalle Investment Management Securities, effective May 2019, filed with Post-Effective Amendment No. 171, and incorporated by reference herein.
(p)(39)	Code of Ethics for IGM Financial (Mackenzie Financial Corporation), effective August 2019, filed with Post-Effective Amendment No. 171, and incorporated by reference herein.

(p)(40)	Code of Ethics for Pzena Investment Management, LLC, dated June 2020, filed with Post-Effective Amendment No. 175, and incorporated by reference herein .
(p)(41)
Code of Ethics for Waddell & Reed Financial, Inc.; Fiduciary Trust Company of New Hampshire; Ivy Variable Insurance Portfolios; InvestEd Portfolios; Ivy Funds; Ivy Investment Management Company; Ivy Distributors, Inc.; Waddell & Reed Services Company, doing business as WI Services Company; and Ivy High Income Opportunities Fund, as revised February 2020, filed with Post-Effective Amendment No. 177 and incorporated by reference herein.

(p)(42)	Code of Ethics for Pictet Asset Management, amended September 2020, filed with this Post-Effective Amendment No. 179.
(p)(43)	Code of Ethics for IGM Financial (Mackenzie Financial Corporation), effective November 2020, filed with this Post-Effective Amendment No. 179.
(p)(44)	Code of Ethics for Apollo Credit Management, LLC, effective December 2020, filed with this Post-Effective Amendment No. 179.
(p)(45)	Code of Ethics for LaSalle Investment Management Securities, effective November 2020, filed with this Post-Effective Amendment No. 179.
101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
Item 29.	Persons Controlled by or Under Common Control with the Fund: Not applicable.
Item 30.	Indemnification
Reference is made to Article VII of the Trust Instrument of the Registrant, filed by EDGAR on January 29, 2010 as Exhibit (a) (1) to Post-Effective Amendment No. 65
to,
Article VI of the Distribution Agreement, filed by EDGAR on January 29, 2010 as Exhibit (e)(1) to Post-Effective Amendment No. 65
and to Article VII of the Amended and Restated Agreement and Declaration of Trust, filed by EDGAR on September 1, 2017, as Exhibit (a)(19) to Post-Effective Amendment No. 146, each of which provide indemnification. Also refer to Section 3817 of the Delaware Statutory Trust Act.
Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and the above-described contract in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.
Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.	Business and Other Connections of Investment Adviser
Ivy Investment Management Company (IICO) is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between IICO and the Registrant, IICO is to provide investment management services to the Registrant. IICO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies as described in Part A and Part B of this Registration Statement and to other investment advisory clients.
Each director and executive officer of IICO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of IICO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information (SAI) of the Registrant. The address of the officers is 6300 Lamar Avenue, Overland Park, Kansas 66202-4247.
As to each director and officer of IICO, reference is made to Part A and Part B of the Prospectus and SAI of this Registrant.
Item 32.	Principal Underwriter and Distributor

(a)	Ivy Distributors, Inc. (IDI) has served as principal underwriter and distributor to the Funds. Pursuant to the Principal Underwriting Agreement, IDI offers the Fund’s shares through financial advisors of Waddell & Reed, Inc. and sales managers and through other broker-dealers, banks and other appropriate intermediaries (the sales force). IDI also is the principal underwriter to the Ivy Variable Insurance Portfolios and InvestEd Portfolios.
(b)	The information contained in the underwriter’s application on Form BD, as filed on January 11, 2021, SEC No. 8-34046 under the Securities Exchange Act of 1934, is herein incorporated by reference.
(c)	No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.
Item 33.	Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are under the possession of Mr. Joseph W. Kauten and Mr. Philip A. Shipp, as officers of the Registrant, each of whose business address is 6300 Lamar Avenue, Overland Park, Kansas 66202- 4200.
Item 34.	Management Services
There are no service contracts other than as discussed in Part A and B of the Registration Statement and listed in response to Item numbers contained herein in this Part C of this Post-Effective Amendment.
Item 35.	Undertakings: Not applicable.

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, That the undersigned, IVY FUNDS (hereinafter called the Trust), and certain trustees and officers for the Trust, do hereby constitute and appoint PHILIP J. SANDERS, MARK P. BUYLE, J. J. RICHIE and PHILIP A. SHIPP, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such trustees and officers in his/her behalf as such trustee or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.
Date: April 26, 2019
/s/ Philip J. Sanders Philip J. Sanders, President and Trustee	/s/ Glendon E. Johnson, Jr. Glendon E. Johnson, Jr., Trustee
/s/ Joseph Harroz, Jr. Joseph Harroz, Jr., Chairman and Trustee	/s/ Sandra Lawrence Sandra Lawrence, Trustee
/s/ James M. Concannon James M. Concannon, Trustee	/s/ Frank J. Ross, Jr. Frank J. Ross, Jr., Trustee
/s/ H. Jeffrey Dobbs H. Jeffrey Dobbs, Trustee	/s/ Michael G. Smith Michael G. Smith, Trustee
/s/ James D. Gressett James D. Gressett, Trustee	/s/ Edward M. Tighe Edward M. Tighe, Trustee
/s/ Henry J. Herrmann Henry J. Herrmann, Trustee
Attest:
/s/ Jennifer K. Dulski Jennifer K. Dulski, Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 28th day of January, 2021.
IVY FUNDS
a Delaware statutory trust
(Registrant)
By
/s/ Philip J. Sanders
Philip J. Sanders, President and Trustee
Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on the 28th day of January, 2021.
Signatures	Title
/s/Joseph Harroz, Jr.* Joseph Harroz, Jr.	Chairman and Trustee
/s/Philip J. Sanders Philip J. Sanders	President and Trustee
/s/Joseph W. Kauten Joseph W. Kauten	Vice President, Treasurer and Principal Financial Officer
/s/James M. Concannon* James M. Concannon	Trustee
/s/H. Jeffrey Dobbs* H. Jeffrey Dobbs	Trustee
/s/James D. Gressett* James D. Gressett	Trustee
/s/Glendon E. Johnson, Jr .* Glendon E. Johnson, Jr.	Trustee
/s/Sandra A.J. Lawrence* Sandra A.J. Lawrence	Trustee
/s/Frank J. Ross, Jr.* Frank J. Ross, Jr.	Trustee
/s/Michael G. Smith* Michael G. Smith	Trustee

*By:	/s/	Philip A. Shipp
Philip A. Shipp
Attorney-in-Fact

ATTEST:	/s/	Jennifer K. Dulski
Jennifer K. Dulski
Secretary